UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

                   CERTIFIED SHAREHOLDER REPORT OF REGISTERED
                        MANAGEMENT INVESTMENT COMPANIES



		Investment Company Act file number 811-09685

                          Pioneer High Yield Fund
               (Exact name of registrant as specified in charter)


                       60 State Street, Boston, MA 02109
              (Address of principal executive offices) (ZIP code)


            Terrence J. Cullen, Amundi Pioneer Asset Management, Inc.,
                       60 State Street, Boston, MA 02109
                    (Name and address of agent for service)


Registrant's telephone number, including area code:  (617) 742-7825


Date of fiscal year end:  October 31


Date of reporting period:  November 1, 2017 through April 30, 2018


Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss. 3507.


ITEM 1. REPORTS TO STOCKHOLDERS.


                         Pioneer High
                         Yield Fund

--------------------------------------------------------------------------------
                         Semiannual Report | April 30, 2018
--------------------------------------------------------------------------------

                         Ticker Symbols:

                         Class A     TAHYX
                         Class C     PYICX
                         Class R     TYHRX
                         Class Y     TYHYX

                         [LOGO]  Amundi Pioneer
                                 ==============
                               ASSET MANAGEMENT
                        visit us: www.amundipioneer.com

Table of Contents

President's Letter                                                             2

Portfolio Management Discussion                                                4

Portfolio Summary                                                             11

Prices and Distributions                                                      12

Performance Update                                                            13

Comparing Ongoing Fund Expenses                                               17

Schedule of Investments                                                       19

Financial Statements                                                          47

Notes to Financial Statements                                                 55

Additional Information                                                        72

Trustees, Officers and Service Providers                                      74

                         Pioneer High Yield Fund | Semiannual Report | 4/30/18 1

President's Letter

While 2017 delivered strong positive performance, 2018, thus far, has introduced market volatility. Equity and fixed-income markets pulled back in the first quarter of this year, as the Standard & Poor's 500 Index and the Bloomberg Barclays U.S. Aggregate Bond Index both finished in negative territory, returning -0.76% and -1.46%, respectively, for the three-month period ended March 31, 2018. Concerns about the sustainability of the pace of economic growth, extended equity valuations, and rising interest rates drove a significant stock market sell-off beginning in late January, approaching correction levels. The market did recover from its initial slump, but this year's significant fluctuations have served to remind investors that even the strongest "bulls" cannot run forever. Within fixed income, rising interest rates helped drive down returns of most asset classes in the first quarter, though floating-rate sectors such as bank loans fared well in the rising-rate environment.

Our view is that the first-quarter pause in the market's near-continuous upward momentum over the previous 15 months, dating back to the final quarter of 2016, presents an opportunity for investors to enter the market at healthier valuation levels. We believe fundamentals are still quite positive, yet also believe that caution is warranted given that the market remains vulnerable to corrections. Some areas, such as growth stocks, appear expensive, but we do see opportunity in value stocks, with prices supported by better corporate earnings due to the recent tax reforms in the U.S. as well as robust, nominal gross domestic product
(GDP) growth. In fact, GDP growth in the U.S. rose to close to or better than 3% over the final three quarters of 2017, and GDP growth in the first quarter of 2018 registered at 2.3%.

In the fixed-income markets, we believe investors should consider positioning their portfolios to defend against rising interest rates, with underweight positions in U.S. Treasuries. We see more attractive valuations within structured investment vehicles, such as mortgage-backed securities (MBS) in both the agency and non-agency residential MBS sectors, as fundamentals within the U.S. housing market remain positive. We believe that agency MBS, in particular, offer investors reasonable value.

Since 1928, the foundation of Amundi Pioneer's investment approach has been active management, which is especially important during periods of market volatility. We believe investors can benefit from the experience and tenure of our investment teams who make active and informed decisions across our funds. In fact, the Pioneer Fund, the third-oldest mutual fund in the U.S., recently celebrated its 90th birthday. We believe the Fund serves as an important ambassador of our time-tested value style of investing and our early focus on understanding the potential benefits of investing in companies with

2 Pioneer High Yield Fund | Semiannual Report | 4/30/18 sustainable business models. Over its nine decades of existence - a time period that included a Great Depression, a devastating World War, a long Cold War, and enormous technological as well as societal changes - the Fund has been well-served by this investment approach.

As always, and particularly during times of market uncertainty, we encourage you to work with your financial advisor to develop an overall investment plan that addresses both your short- and long-term goals, and to implement such a plan in a disciplined manner.

We greatly appreciate the trust you have placed in us and look forward to continuing to serve you in the future.

/s/ Lisa M. Jones

Lisa M. Jones
Head of the Americas, President and CEO of U.S.
Amundi Pioneer Asset Management USA, Inc.
April 30, 2018

Any information in this shareowner report regarding market or economic trends or the factors influencing the Fund's historical or future performance are statements of opinion as of the date of this report. Past performance is no guarantee of future results.

                         Pioneer High Yield Fund | Semiannual Report | 4/30/18 3

Portfolio Management Discussion | 4/30/18

In the following interview, portfolio managers Andrew Feltus and Matthew Shulkin discuss the factors that influenced Pioneer High Yield Fund's performance for the six-month period ended April 30, 2018. Mr. Feltus, Managing Director, Co-Director of High Yield, and a portfolio manager at Amundi Pioneer Asset Management, Inc. ("Amundi Pioneer), is responsible for the daily management of the Trust. He is assisted by Matthew Shulkin, a vice president and assistant portfolio manager at Amundi Pioneer(1).

Q    How did the Fund perform during the six months ended April 30, 2018?

A Pioneer High Yield Fund's Class A shares returned 0.22% at net asset value during the six-month period ended April 30, 2018, while the Fund's benchmarks, the ICE Bank of America Merrill Lynch (ICE BofA ML) U.S. High Yield Index and the ICE BofA ML All-Convertibles Speculative Quality Index, returned -0.23% and -2.65%, respectively. During the same period, the average return of the 717 mutual funds in Morningstar's High Yield Bond Funds category was -0.34%.

Q Could you please describe the market environment for high-yield bonds during the six-month period ended April 30, 2018?

A Entering the period, credit-oriented areas of the bond market (bonds sensitive to credit risk rather than interest-rate risk) continued to be supported by positive economic data and the Federal Reserve's (the Fed's) well-signaled, incremental approach towards interest-rate normalization as well as the tapering of its balance sheet. The U.S. economy posted gross domestic product (GDP) growth in the 3% range over the last three quarters of 2017, against a backdrop of robust corporate earnings and arguably full employment. Credit-market sentiment received an additional boost as 2017 drew to a close with the passage of a tax reform package in the U.S. that included a lowering of the corporate tax rate and a window during which companies are permitted to accelerate the expensing of capital investments.

(1) Mr. Shulkin became a portfolio manager of the Fund effective October 1, 2017.

4 Pioneer High Yield Fund | Semiannual Report | 4/30/18

     Although inflation was running below its 2% target, the Fed still implemented two incremental rate hikes over the six-month period, thus increasing the upper target range for the federal funds rate to 1.75%. In addition, in October of 2017, the Fed began the gradual tapering of the mortgage-backed security (MBS) and Treasury holdings it had accumulated over multiple quantitative-easing programs conducted between 2008 and 2014. The plan to reduce the Fed's balance sheet had been extensively foreshadowed, however, and so the market's reaction to the actual launch date of the tapering initiative was muted.

     Entering 2018, the market continued to rally due to optimism over the significant U.S. tax reform legislation. Employment data announced at the end of January was strong, however, which led the market to revise inflation expectations higher and raised concerns that the Fed would feel compelled to accelerate the pace of its rate hikes. While sentiment stabilized fairly quickly, the markets soon received another jolt as the Trump administration threatened tariffs on imports from China, raising fears of a trade war with the potential to undermine global economic growth. The first three months of 2018 saw the high-yield market produce its first negative return for a calendar quarter since 2015, in part due to the headwind of rising U.S. Treasury rates.

     The yield advantage, or spread, provided by high-yield corporate bonds over U.S. Treasuries narrowed slightly over the six-month period, and high-yield securities generally outperformed higher-quality fixed-income asset classes. (Credit spreads are commonly defined as the differences in yield between Treasuries and other types of fixed-income securities with similar maturities.) Strong corporate profit growth, good credit-market conditions, and higher energy prices combined to help drive down the default rate in the high-yield market, thus supporting tighter high-yield spreads.

     Within the high-yield market, lower-rated issues generally outperformed higher-rated credits during the six-month period. For example, bonds rated "CCC" outperformed those rated "BB" by 386 basis points, or 3.86% (according to ICE BofA ML indices). However, positive returns for the lower-rated buckets were generally based on the coupon (or yield) element of the

                         Pioneer High Yield Fund | Semiannual Report | 4/30/18 5 securities, as high-yield bond prices declined modestly over the six-month period. (A basis point is equal to 1/100th of a percentage point.) Despite their slight overall decline, bond prices did receive a boost from meaningfully lower new high-yield issuance (versus the previous year) over the first four months of 2018.

     As April drew to a close, first-quarter 2018 GDP growth was reported at 2.3%. While the readout represented a drop off from the prior three quarters, the easing was widely attributed to seasonal factors.

Q Can you review the Fund's principal investment strategies during the six-month period ended April 30, 2018, and the degree to which they added to or detracted from benchmark-relative returns?

A We continued to maintain non-benchmark allocations in the portfolio to both equities and convertible bonds, with a focus on sectors not well represented by high-yield bonds, or where we have seen better valuations than within the high-yield market. Against a backdrop of optimism about the economy, those positions had a positive impact on the Fund's benchmark-relative results during the six-month period.

     Within convertibles, contributions to relative returns were led by holdings within the basic industry and technology sectors. In terms of individual names, the convertible bonds of wire-and-cable manufacturer General Cable performed well after the company was acquired by Milan-based Prysmian. Additionally, the Fund's convertible position in bonds of Dycom Industries contributed strongly to relative performance, as the company's operating results over the past year have exceeded expectations, driving strong equity performance. Within equities, holdings in select health care issues positively impacted the Fund's returns, led by a position in Emergent Biosolutions. That positive was partially offset by negative performance from an equity position in Forest City Realty Trust, a developer and manager of real estate properties, as the company abandoned plans to be acquired, at least for the time being.

     Another significant, positive contributor to the Fund's performance during the period was exposure to event-linked securities, which are sponsored by insurance companies looking to transfer some of the risk of having to pay

6 Pioneer High Yield Fund | Semiannual Report | 4/30/18 claims after a natural disaster. Included in the Fund's event-linked allocation were catastrophe ("cat") bonds, which have been a valuable source of diversification* and incremental income in the portfolio for a number of years. The performance of cat bonds in general suffered during the late summer of 2017, in the wake of an active Atlantic hurricane season as well as other major natural disasters occurring around the same time. Returns rebounded, however, when damage assessments resulting from those incidents were not as severe as initially feared. An out-of-benchmark portfolio allocation to floating-rate bank loans also benefited the Fund's performance, as bank loans have outperformed bonds of late, in the wake of rising interest rates. We continue to view modest tactical exposures to out-of-benchmark segments, including loans and cat bonds, as helping to improve the Fund's long-term total return profile.

     In terms of industry weightings within the high-yield market, the portfolio's below-benchmark weights in the media and automotive sectors aided the Fund's relative performance, as both segments lagged during the period due to investor concerns over secular changes, particularly cord-cutting and declining auto sales trends, respectively. Overall security selection within the Fund's core allocation to high-yield bonds also contributed to relative performance, with the strongest results coming from the telecommunications and health care market segments. Security selection results within the basic industry, retail, and services segments were negative, however, and detracted from the Fund's relative returns.

     In terms of individual high-yield positions, our decision to add portfolio exposure to the debt of Valeant Pharmaceuticals after it experienced a severe sell-off aided the Fund's performance. The bond was supported by the company's efforts to sell assets and pay down debt. Conversely, a position in the bonds of pet product retailer PetSmart had a negative effect on the Fund's relative performance.

     Finally, from a quality perspective, the Fund's relative performance was constrained by below-benchmark exposures to lower-quality, CCC-rated and distressed issues, as that market segment typically has benefitted the most in a market with a low outlook for defaults, as was the case over the six-month period.

*    Diversification does not assure a profit nor protect against loss.

                         Pioneer High Yield Fund | Semiannual Report | 4/30/18 7

Q Can you discuss the factors that affected the Fund's income-generation (or yield), either positively or negatively, during the six-month period ended April 30, 2018?

A The Fund's income generation and yield provided to shareholders was relatively stable over the six months. The portfolio's positions in convertible securities and common stocks resulted in a lower yield versus a portfolio composed entirely of high-yield bonds, but we view those allocations as helping to improve the Fund's total return profile.

Q What role did derivatives play in the Fund's investment process and results during the six-month period ended April 30, 2018?

A We utilized credit default swap indices during the period in order to maintain the Fund's desired level of exposure to the high-yield market, while also seeking to maintain sufficient liquidity to make opportunistic purchases and help meet any unanticipated shareholder redemptions. The derivatives strategy had a neutral impact on Fund performance.

Q    What is your assessment of the current climate for high-yield investing?

A While high-yield valuations are somewhat extended, we believe overall conditions remain supportive of the asset class. The default rate for high-yield bonds remains well below historical averages, and we maintain a constructive outlook with respect to the U.S. economy and overall corporate credit fundamentals. Strong corporate earnings and a record pace of debt refinancing has enabled an extension of the credit cycle. The Fed is expected to continue to gradually hike rates, and the tapering of its bond portfolio should inevitably lead to some tightening of credit conditions. That said, high yield is less interest-rate sensitive than other fixed-income market segments.

     High-yield issuance has, for the most part, shown restraint with respect to lower-rated deals in the CCC-rated range as well as deals designed to finance large leveraged buyouts or special dividends. We view the overall composition of the high-yield market as healthy, with an improving quality profile across a range of industries. In general, we see the better risk/reward profiles among issues in the B-rated range, relative to BBs and CCCs.

8 Pioneer High Yield Fund | Semiannual Report | 4/30/18

     After an extended period of seeing riskier assets more or less grind steadily higher, market volatility appears to have returned to the forefront, driven in large part by speculation over the pace of the Fed's future interest-rate hikes. The markets will be watching closely for any data that could signal the potential for accelerating inflation, which could spur the Fed to increase its benchmark rate more rapidly than currently anticipated. In addition, we are closely monitoring the implications any potential global trade war could have on economic growth and credit fundamentals.

     With regard to sector weights, we have been increasing the Fund's allocation to energy while reducing exposures to hospital- and auto-related credits.

Please refer to the Schedule of Investments on pages 19-46 for a full listing of Fund securities.

All investments are subject to risk, including the possible loss of principal. In the past several years, financial markets have experienced increased volatility, depressed valuations, decreased liquidity and heightened uncertainty. These conditions may continue, recur, worsen or spread.

Investments in high-yield or lower-rated securities are subject to greater-than-average price volatility, illiquidity and possibility of default.

When interest rates rise, the prices of fixed-income securities in the Fund will generally fall. Conversely, when interest rates fall, the prices of fixed-income securities in the Fund will generally rise.

Investments in the Fund are subject to possible loss due to the financial failure of issuers of underlying securities and their inability to meet their debt obligations.

Prepayment risk is the chance that an issuer may exercise its right to prepay its security, if falling interest rates prompt the issuer to do so. Forced to reinvest the unanticipated proceeds at lower interest rates, the Fund would experience a decline in income and lose the opportunity for additional price appreciation.

                         Pioneer High Yield Fund | Semiannual Report | 4/30/18 9

The portfolio may invest in mortgage-backed securities, which during times of fluctuating interest rates may increase or decrease more than other fixed-income securities. Mortgage-backed securities are also subject to prepayments.

The Fund may use derivatives, such as options, futures, inverse floating rate obligations, swaps, and others, which can be illiquid, may disproportionately increase losses, and have a potentially large impact on Fund performance. Derivatives may have a leveraging effect on the Fund.

At times, the Fund's investments may represent industries or industry sectors that are interrelated or have common risks, making it more susceptible to any economic, political, or regulatory developments or other risks affecting those industries and sectors.

These risks may increase share price volatility.

Before investing, consider the product's investment objectives, risks, charges and expenses. Contact your advisor or Amundi Pioneer Asset Management, Inc., for a prospectus or summary prospectus containing this information. Read it carefully.

Any information in this shareholder report regarding market or economic trends or the factors influencing the Fund's historical or future performance are statements of opinion as of the date of this report. Past performance is no guarantee of future results.

10 Pioneer High Yield Fund | Semiannual Report | 4/30/18

Portfolio Summary | 4/30/18

Portfolio Diversification*
--------------------------------------------------------------------------------
(As a percentage of total investments)**

[THE FOLLOWING DATA WAS REPRESENTED AS A PIE CHART IN THE PRINTED MATERIAL]

U.S. Corporate Bonds                                                       64.6%
International Corporate Bonds                                              12.4%
Convertible Corporate Bonds                                                 8.6%
Senior Secured Floating Rate Loan Interests                                 5.7%
U.S. Common Stocks                                                          3.4%
U.S. Government and Agency Obligations                                      2.2%
Convertible Preferred Stocks                                                1.4%
Collateralized Mortgage Obligations                                         1.3%
U.S. Preferred Stocks                                                       0.3%
Asset Backed Security                                                       0.1%
Rights/Warrants                                                             0.0%+

* Includes investments in Insurance-Linked Securities totaling 3.5% of total investments.

+    Amount rounds to less than 0.1%.

10 Largest Holdings
--------------------------------------------------------------------------------
(As a percentage of total investments)**

 1.    Sprint Corp., 7.25%, 9/15/21                                         2.25%
--------------------------------------------------------------------------------
 2.    Valeant Pharmaceuticals International, Inc., 5.875%, 5/15/23 (144A)  1.73
--------------------------------------------------------------------------------
 3.    U.S. Treasury Bills, 5/17/18                                         1.30
--------------------------------------------------------------------------------
 4.    Crown Cork & Seal Co., Inc., 7.375%, 12/15/26                        1.16
--------------------------------------------------------------------------------
 5.    KB Home, 7.0%, 12/15/21                                              1.01
--------------------------------------------------------------------------------
 6.    Lennar Corp., 4.75%, 11/15/22                                        0.91
--------------------------------------------------------------------------------
 7.    Viking Cruises, Ltd., 5.875%, 9/15/27 (144A)                         0.90
--------------------------------------------------------------------------------
 8.    Wells Fargo & Co., 7.5%                                              0.84
--------------------------------------------------------------------------------
 9.    Nationstar Mortgage LLC / Nationstar Capital Corp., 6.5%, 7/1/21     0.83
--------------------------------------------------------------------------------
10.    Videotron, Ltd., 5.375%, 6/15/24 (144A)                              0.83
--------------------------------------------------------------------------------

** Excludes temporary cash investments and all derivative contracts except for options purchased. The Fund is actively managed, and current holdings may be different. The holdings listed should not be considered recommendations to buy or sell any security listed.

                        Pioneer High Yield Fund | Semiannual Report | 4/30/18 11

Prices and Distributions | 4/30/18

Net Asset Value per Share
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
        Class                       4/30/18                         10/31/17
--------------------------------------------------------------------------------
          A                          $ 9.59                          $ 9.80
--------------------------------------------------------------------------------
          C                          $ 9.79                          $10.01
--------------------------------------------------------------------------------
          R                          $10.85                          $11.09
--------------------------------------------------------------------------------
          Y                          $ 9.59                          $ 9.81
--------------------------------------------------------------------------------

Distributions per Share: 11/1/17-4/30/18
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                            Net
                        Investment         Short-Term           Long-Term
        Class             Income          Capital Gains        Capital Gains
--------------------------------------------------------------------------------
          A              $0.2308               $ --               $ --
--------------------------------------------------------------------------------
          C              $0.1988               $ --               $ --
--------------------------------------------------------------------------------
          R              $0.2365               $ --               $ --
--------------------------------------------------------------------------------
          Y              $0.2452               $ --               $ --
--------------------------------------------------------------------------------

Index Definitions
--------------------------------------------------------------------------------
The ICE Bank of America (BofA) Merrill Lynch (ML) U.S. High Yield Index is an unmanaged, commonly accepted measure of the performance of high-yield securities. The ICE Bank of America (BofA) Merrill Lynch (ML) All-Convertibles Speculative Quality Index is an unmanaged index of high-yield U.S. convertible securities. Index returns are calculated monthly, assume reinvestment of dividends and, unlike fund returns, do not reflect any fees, expense or sales charges. It is not possible to invest directly in an index.

The indices defined here pertain to the "Value of $10,000 Investment" and the "Value of $5 Million Investment" charts on pages 13-16.

12 Pioneer High Yield Fund | Semiannual Report | 4/30/18

Performance Update | 4/30/18                                      Class A Shares

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $10,000 investment made in Class A shares of Pioneer High Yield Fund at public offering price during the periods shown, compared to that of the ICE Bank of America
(BofA) Merrill Lynch (ML) U.S. High Yield Index and the ICE BofA ML All-Convertibles Speculative Quality Index.

Average Annual Total Returns
(As of April 30, 2018)
--------------------------------------------------------------------------------
                                                  ICE              ICE
                Net              Public           BofA ML          BofA ML All-
                Asset            Offering         U.S. High        Convertibles
                Value            Price            Yield            Speculative
Period          (NAV)            (POP)            Index            Quality Index
--------------------------------------------------------------------------------
10 years        5.92%             5.43%           7.75%            7.33%
5 years         4.08              3.13            4.76             7.04
1 year          3.23             -1.42            3.21             5.01
--------------------------------------------------------------------------------

Expense Ratio
(Per prospectus dated March 1, 2018)
--------------------------------------------------------------------------------
                Gross
--------------------------------------------------------------------------------
                1.15%
--------------------------------------------------------------------------------

[THE FOLLOWING DATA WAS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL]

Value of $10,000 Investment

                                                     ICE BofA ML All
                                                     Convertibles
          Pioneer High       ICE BofA ML U.S.        Speculative
          Yield Fund         High Yield Index        Quality Index
4/08      $ 9,550            $10,000                 $10,000
4/09      $ 6,959            $ 8,531                 $ 6,917
4/10      $10,551            $12,302                 $11,049
4/11      $12,438            $13,948                 $13,019
4/12      $12,230            $14,662                 $12,173
4/13      $13,893            $16,720                 $14,434
4/14      $15,010            $17,773                 $16,859
4/15      $15,235            $18,229                 $17,253
4/16      $14,539            $17,985                 $15,768
4/17      $16,438            $20,442                 $19,313
4/18      $16,969            $21,099                 $20,279

Call 1-800-225-6292 or visit www.amundipioneer.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

NAV results represent the percent change in net asset value per share. NAV returns would have been lower had sales charges been reflected. POP returns reflect deduction of maximum 4.50% sales charge. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

Please refer to the financial highlights for a more current expense ratio.

                        Pioneer High Yield Fund | Semiannual Report | 4/30/18 13

Performance Update | 4/30/18                                      Class C Shares

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $10,000 investment made in Class C shares of Pioneer High Yield Fund during the periods shown, compared to that of the ICE Bank of America (BofA) Merrill Lynch (ML) U.S. High Yield Index and the ICE BofA ML All-Convertibles Speculative Quality Index.

Average Annual Total Returns
(As of April 30, 2018)
--------------------------------------------------------------------------------
                                                  ICE              ICE
                                                  BofA ML          BofA ML All-
                                                  U.S. High        Convertibles
                If               If               Yield            Speculative
Period          Held             Redeemed         Index            Quality Index
--------------------------------------------------------------------------------
10 years        5.21%            5.21%            7.75%            7.33%
5 years         3.34             3.34             4.76             7.04
1 year          2.41             2.41             3.21             5.01
--------------------------------------------------------------------------------

Expense Ratio
(Per prospectus dated March 1, 2018)
--------------------------------------------------------------------------------
                Gross
--------------------------------------------------------------------------------
                1.86%
--------------------------------------------------------------------------------

[THE FOLLOWING DATA WAS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL]

Value of $10,000 Investment

                                                     ICE BofA ML All
                                                     Convertibles
                                                     Speculative
          Pioneer High       ICE BofA ML U.S.        Quality
          Yield Fund         High Yield Index        Index
4/08      $10,000            $10,000                 $10,000
4/09      $ 7,247            $ 8,531                 $ 6,917
4/10      $10,908            $12,302                 $11,049
4/11      $12,779            $13,948                 $13,019
4/12      $12,489            $14,662                 $12,173
4/13      $14,094            $16,720                 $14,434
4/14      $15,120            $17,773                 $16,859
4/15      $15,233            $18,229                 $17,253
4/16      $14,443            $17,985                 $15,768
4/17      $16,222            $20,442                 $19,313
4/18      $16,612            $21,099                 $20,279

Call 1-800-225-6292 or visit www.amundipioneer.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

Class C shares held for less than one year are also subject to a 1% contingent deferred sales charge (CDSC). "If Held" results represent the percent change in net asset value per share. Returns would have been lower had sales charges been reflected. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

Please refer to the financial highlights for a more current expense ratio.

14 Pioneer High Yield Fund | Semiannual Report | 4/30/18

Performance Update | 4/30/18                                      Class R Shares

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $10,000 investment made in Class R shares of Pioneer High Yield Fund during the periods shown, compared to that of the ICE Bank of America (BofA) Merrill Lynch (ML) U.S. High Yield Index and the ICE BofA ML All-Convertibles Speculative Quality Index.

Average Annual Total Returns
(As of April 30, 2018)
--------------------------------------------------------------------------------
                                 ICE              ICE
                Net              BofA ML          BofA ML All-
                Asset            U.S. High        Convertibles
                Value            Yield            Speculative
Period          (NAV)            Index            Quality Index
--------------------------------------------------------------------------------
10 years        5.61%            7.75%            7.33%
5 years         3.69             4.76             7.04
1 year          2.68             3.21             5.01
--------------------------------------------------------------------------------

Expense Ratio
(Per prospectus dated March 1, 2018)
--------------------------------------------------------------------------------
               Gross
--------------------------------------------------------------------------------
                1.56%
--------------------------------------------------------------------------------

[THE FOLLOWING DATA WAS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL]

Value of $10,000 Investment

                                                     ICE BofA ML All
                                                     Convertibles
                                                     Speculative
          Pioneer High       ICE BofA ML U.S.        Quality
          Yield Fund         High Yield Index        Index
4/08      $10,000            $10,000                 $10,000
4/09      $ 7,290            $ 8,531                 $ 6,917
4/10      $11,024            $12,302                 $11,049
4/11      $12,966            $13,948                 $13,019
4/12      $12,721            $14,662                 $12,173
4/13      $14,398            $16,720                 $14,434
4/14      $15,500            $17,773                 $16,859
4/15      $15,679            $18,229                 $17,253
4/16      $14,916            $17,985                 $15,768
4/17      $16,811            $20,442                 $19,313
4/18      $17,261            $21,099                 $20,279

Call 1-800-225-6292 or visit www.amundipioneer.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

Class R shares are not subject to sales charges and are available for limited groups of eligible investors, including institutional investors. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

Please refer to the financial highlights for a more current expense ratio.

                        Pioneer High Yield Fund | Semiannual Report | 4/30/18 15

Performance Update | 4/30/18                                      Class Y Shares

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $5 million investment made in Class Y shares of Pioneer High Yield Fund, during the periods shown, compared to that of the ICE Bank of America (BofA) Merrill Lynch (ML) U.S. High Index and the ICE BofA ML All-Convertibles Speculative Quality Index.

Average Annual Total Returns
(As of April 30, 2018)
--------------------------------------------------------------------------------
                                 ICE              ICE
                Net              BofA ML          BofA ML All-
                Asset            U.S. High        Convertibles
                Value            Yield            Speculative
Period          (NAV)            Index            Quality Index
--------------------------------------------------------------------------------
10 years        6.31%            7.75%            7.33%
5 years         4.39             4.76             7.04
1 year          3.41             3.21             5.01
--------------------------------------------------------------------------------

Expense Ratio
(Per prospectus dated March 1, 2018)
--------------------------------------------------------------------------------
                Gross
--------------------------------------------------------------------------------
                0.87%
--------------------------------------------------------------------------------

[THE FOLLOWING DATA WAS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL]

Value of $5 Million Investment

                                                     ICE BofA ML All
                                                     Convertibles
                                                     Speculative
          Pioneer High       ICE BofA ML U.S.        Quality
          Yield Fund         High Yield Index        Index
4/08      $5,000,000         $ 5,000,000             $ 5,000,000
4/09      $3,669,909         $ 4,265,528             $ 3,458,300
4/10      $5,585,809         $ 6,151,060             $ 5,524,274
4/11      $6,615,921         $ 6,973,995             $ 6,509,621
4/12      $6,527,376         $ 7,330,886             $ 6,086,414
4/13      $7,438,339         $ 8,360,120             $ 7,217,090
4/14      $8,068,608         $ 8,886,485             $ 8,429,360
4/15      $8,206,345         $ 9,114,528             $ 8,626,573
4/16      $7,863,790         $ 8,992,726             $ 7,884,219
4/17      $8,915,700         $10,221,009             $ 9,656,303
4/18      $9,219,409         $10,549,537             $10,139,707

Call 1-800-225-6292 or visit www.amundipioneer.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

Class Y shares are not subject to sales charges and are available for limited groups of eligible investors, including institutional investors. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

Please refer to the financial highlights for a more current expense ratio.

16 Pioneer High Yield Fund | Semiannual Report | 4/30/18

Comparing Ongoing Fund Expenses

As a shareowner in the Fund, you incur two types of costs:

(1) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses; and

(2)  transaction costs, including sales charges (loads) on purchase payments.

This example is intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 at the beginning of the Fund's latest six-month period and held throughout the six months.

Using the Tables
--------------------------------------------------------------------------------
Actual Expenses

The first table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period as follows:

1.     Divide your account value by $1,000
       Example: an $8,600 account value (divided by) $1,000 = 8.6

2. Multiply the result in (1) above by the corresponding share class's number in the third row under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Expenses Paid on a $1,000 Investment in Pioneer High Yield Fund

Based on actual returns from November 1, 2017, through April 30, 2018.

-------------------------------------------------------------------------------------------
 Share Class                  A               C                     R                 Y
-------------------------------------------------------------------------------------------
 Beginning Account        $1,000.00        $1,000.00            $1,000.00         $1,000.00
 Value on 11/1/17
-------------------------------------------------------------------------------------------
 Ending Account           $1,002.20        $  997.90            $  999.70         $1,002.60
 Value (after expenses)
 on 4/30/18
-------------------------------------------------------------------------------------------
 Expenses Paid            $    5.71        $    9.21            $    7.54         $    4.27
 During Period*
-------------------------------------------------------------------------------------------

* Expenses are equal to the Fund's annualized net expense ratio of 1.15%, 1.86%, 1.52% and 0.86% Class A, Class C, Class R and Class Y shares, respectively, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

                        Pioneer High Yield Fund | Semiannual Report | 4/30/18 17

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) that are charged at the time of the transaction. Therefore, the table below is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Expenses Paid on a $1,000 Investment in Pioneer High Yield Fund

Based on a hypothetical 5% return per year before expenses, reflecting the period from November 1, 2017, through April 30, 2018.

-------------------------------------------------------------------------------------------
 Share Class                  A                C                    R                 Y
-------------------------------------------------------------------------------------------
 Beginning Account        $1,000.00        $1,000.00            $1,000.00         $1,000.00
 Value on 5/1/17
-------------------------------------------------------------------------------------------
 Ending Account           $1,019.09        $1,015.57            $1,017.26         $1,020.53
 Value (after expenses)
 on 4/30/18
-------------------------------------------------------------------------------------------
 Expenses Paid            $    5.76        $    9.30            $    7.60         $    4.31
 During Period*
-------------------------------------------------------------------------------------------

* Expenses are equal to the Fund's annualized net expense ratio of 1.15%, 1.86%, 1.52% and 0.86% Class A, Class C, Class R and Class Y shares, respectively, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

18 Pioneer High Yield Fund | Semiannual Report | 4/30/18

Schedule of Investments | 4/30/18 (unaudited)

------------------------------------------------------------------------------------------------------------
 Principal
 Amount
 USD ($)                                                                                      Value
------------------------------------------------------------------------------------------------------------
                             UNAFFILIATED ISSUERS -- 98.8%
                             CONVERTIBLE CORPORATE BONDS --
                             8.4% of Net Assets
                             CAPITAL GOODS -- 0.5%
                             Construction & Engineering -- 0.1%
        1,040,000            Dycom Industries, Inc., 0.75%, 9/15/21                           $    1,278,559
------------------------------------------------------------------------------------------------------------
                             Electrical Components & Equipment -- 0.4%
        3,155,000(a)         General Cable Corp., 4.5%, 11/15/29                              $    3,344,300
                                                                                              --------------
                             Total Capital Goods                                              $    4,622,859
------------------------------------------------------------------------------------------------------------
                             CONSUMER DURABLES & APPAREL -- 0.4%
                             Homebuilding -- 0.4%
        3,530,000            KB Home, 1.375%, 2/1/19                                          $    3,799,163
                                                                                              --------------
                             Total Consumer Durables & Apparel                                $    3,799,163
------------------------------------------------------------------------------------------------------------
                             CONSUMER SERVICES -- 0.2%
                             Security & Alarm Services -- 0.2%
        2,710,000            Ascent Capital Group, Inc., 4.0%, 7/15/20                        $    1,849,575
                                                                                              --------------
                             Total Consumer Services                                          $    1,849,575
------------------------------------------------------------------------------------------------------------
                             ENERGY -- 0.8%
                             Oil & Gas Equipment & Services -- 0.2%
        2,170,000            SEACOR Holdings, Inc., 3.0%, 11/15/28                            $    2,104,974
------------------------------------------------------------------------------------------------------------
                             Oil & Gas Exploration & Production -- 0.6%
          647,000            SM Energy Co., 1.5%, 7/1/21                                      $      661,795
        4,930,000            Whiting Petroleum Corp., 1.25%, 4/1/20                                4,695,850
                                                                                              --------------
                                                                                              $    5,357,645
                                                                                              --------------
                             Total Energy                                                     $    7,462,619
------------------------------------------------------------------------------------------------------------
                             HEALTH CARE EQUIPMENT & SERVICES -- 1.1%
                             Health Care Equipment -- 0.7%
        1,870,000            NuVasive, Inc., 2.25%, 3/15/21                                   $    2,058,169
        4,540,000            Wright Medical Group, Inc., 2.0%, 2/15/20                             4,562,700
                                                                                              --------------
                                                                                              $    6,620,869
------------------------------------------------------------------------------------------------------------
                             Health Care Supplies -- 0.4%
        2,015,000            Endologix, Inc., 2.25%, 12/15/18                                 $    1,978,478
        1,390,000            Endologix, Inc., 3.25%, 11/1/20                                       1,200,612
                                                                                              --------------
                                                                                              $    3,179,090
                                                                                              --------------
                             Total Health Care Equipment & Services                           $    9,799,959
------------------------------------------------------------------------------------------------------------
                             MEDIA -- 0.3%
                             Cable & Satellite -- 0.3%
        3,351,000            DISH Network Corp., 2.375%, 3/15/24                              $    2,891,447
                                                                                              --------------
                             Total Media                                                      $    2,891,447
------------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

                        Pioneer High Yield Fund | Semiannual Report | 4/30/18 19

------------------------------------------------------------------------------------------------------------
 Principal
 Amount
 USD ($)                                                                                      Value
------------------------------------------------------------------------------------------------------------
                             PHARMACEUTICALS, BIOTECHNOLOGY &
                             LIFE SCIENCES -- 1.9%
                             Biotechnology -- 1.2%
        2,982,000            Alder Biopharmaceuticals, Inc., 2.5%, 2/1/25                     $    2,935,481
        1,644,000            BioMarin Pharmaceutical, Inc., 0.599%, 8/1/24                         1,581,247
        2,355,000            Insmed, Inc., 1.75%, 1/15/25                                          2,195,524
        2,455,000            Medicines Co., 2.5%, 1/15/22                                          2,691,777
          955,000            Medicines Co., 2.75%, 7/15/23                                           883,172
                                                                                              --------------
                                                                                              $   10,287,201
------------------------------------------------------------------------------------------------------------
                             Pharmaceuticals -- 0.7%
        3,505,000            Innoviva, Inc., 2.125%, 1/15/23                                  $    3,520,969
        2,748,000            Jazz Investments I, Ltd., 1.875%, 8/15/21                             2,866,658
                                                                                              --------------
                                                                                              $    6,387,627
                                                                                              --------------
                             Total Pharmaceuticals, Biotechnology & Life Sciences             $   16,674,828
------------------------------------------------------------------------------------------------------------
                             RETAILING -- 0.2%
                             Internet & Direct Marketing Retail -- 0.2%
        1,320,000            Ctrip.com International, Ltd., 1.25%, 9/15/22                    $    1,331,798
                                                                                              --------------
                             Total Retailing                                                  $    1,331,798
------------------------------------------------------------------------------------------------------------
                             SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT -- 1.1%
                             Semiconductors -- 1.1%
        1,675,000            Microchip Technology, Inc., 1.625%, 2/15/27                      $    1,884,877
        2,113,000            ON Semiconductor Corp., 1.0%, 12/1/20                                 2,794,157
        2,772,000            ON Semiconductor Corp., 1.625%, 10/15/23                              3,563,179
          875,000            Silicon Laboratories, Inc., 1.375%, 3/1/22                            1,034,688
        1,060,000            Synaptics, Inc., 0.5%, 6/15/22 (144A)                                   990,143
                                                                                              --------------
                             Total Semiconductors & Semiconductor Equipment                   $   10,267,044
------------------------------------------------------------------------------------------------------------
                             SOFTWARE & SERVICES -- 1.3%
                             Application Software -- 0.6%
          515,000            Citrix Systems, Inc., 0.5%, 4/15/19                              $      739,279
        1,700,000            Nuance Communications, Inc., 1.0%, 12/15/35                           1,583,120
        2,785,000            Synchronoss Technologies, Inc., 0.75%, 8/15/19                        2,632,379
                                                                                              --------------
                                                                                              $    4,954,778
------------------------------------------------------------------------------------------------------------
                             Data Processing & Outsourced Services -- 0.3%
        3,185,000            Cardtronics, Inc., 1.0%, 12/1/20                                 $    2,985,937
------------------------------------------------------------------------------------------------------------
                             Internet Software & Services -- 0.3%
        1,110,000(b)         Akamai Technologies, Inc. 2/15/19                                $    1,132,737
        1,530,000            Zillow Group, Inc., 2.0%, 12/1/21                                     1,775,310
                                                                                              --------------
                                                                                              $    2,908,047
------------------------------------------------------------------------------------------------------------
                             Systems Software -- 0.1%
          595,000            FireEye, Inc., 1.0%, 6/1/35                                      $      565,222
          595,000            FireEye, Inc., 1.625%, 6/1/35                                           556,430
                                                                                              --------------
                                                                                              $    1,121,652
                                                                                              --------------
                             Total Software & Services                                        $   11,970,414
------------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

20 Pioneer High Yield Fund | Semiannual Report | 4/30/18

------------------------------------------------------------------------------------------------------------
 Principal
 Amount
 USD ($)                                                                                      Value
------------------------------------------------------------------------------------------------------------
                             TECHNOLOGY HARDWARE & EQUIPMENT -- 0.4%
                             Communications Equipment -- 0.1%
          925,000            Finisar Corp., 0.5%, 12/15/33                                    $      916,907
------------------------------------------------------------------------------------------------------------
                             Technology Hardware, Storage & Peripherals -- 0.3%
        2,172,000            Pure Storage, Inc., 0.125%, 4/15/23 (144A)                       $    2,245,277
                                                                                              --------------
                             Total Technology Hardware & Equipment                            $    3,162,184
------------------------------------------------------------------------------------------------------------
                             TELECOMMUNICATION SERVICES -- 0.1%
                             Wireless Telecommunication Services -- 0.1%
          628,000            Air Transport Services Group, Inc., 1.125%, 10/15/24 (144A)      $      594,937
                                                                                              --------------
                             Total Telecommunication Services                                 $      594,937
------------------------------------------------------------------------------------------------------------
                             TRANSPORTATION -- 0.1%
                             Airport Services -- 0.1%
        1,250,000            Macquarie Infrastructure Corp., 2.0%, 10/1/23                    $    1,120,491
                                                                                              --------------
                             Total Transportation                                             $    1,120,491
------------------------------------------------------------------------------------------------------------
                             TOTAL CONVERTIBLE CORPORATE BONDS
                             (Cost $73,219,241)                                               $   75,547,318
------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------
 Shares
------------------------------------------------------------------------------------------------------------
                             PREFERRED STOCKS -- 0.3% of Net Assets
                             BANKS -- 0.3%
                             Consumer Finance -- 0.3%
           97,845(c)         GMAC Capital Trust I, 7.624% (3 Month USD LIBOR +
                             579 bps), 2/15/40                                                $    2,601,699
                                                                                              --------------
                             Total Banks                                                      $    2,601,699
------------------------------------------------------------------------------------------------------------
                             TOTAL PREFERRED STOCKS
                             (Cost $2,331,191)                                                $    2,601,699
------------------------------------------------------------------------------------------------------------
                             CONVERTIBLE PREFERRED STOCKS --
                             1.3% of Net Assets
                             BANKS -- 1.3%
                             Diversified Banks -- 1.3
            3,620(d)         Bank of America Corp., 7.25%                                     $    4,608,260
            5,721(d)         Wells Fargo & Co., 7.5%                                               7,326,370
                                                                                              --------------
                             Total Banks                                                      $   11,934,630
------------------------------------------------------------------------------------------------------------
                             HEALTH CARE EQUIPMENT & SERVICES -- 0.0%+
                             Health Care Services -- 0.0%+
              742(e)         BioScrip, Inc.                                                   $       68,237
                                                                                              --------------
                             Total Health Care Equipment & Services                           $       68,237
------------------------------------------------------------------------------------------------------------
                             TOTAL CONVERTIBLE PREFERRED STOCKS
                             (Cost $11,375,562)                                               $   12,002,867
------------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

                        Pioneer High Yield Fund | Semiannual Report | 4/30/18 21

------------------------------------------------------------------------------------------------------------
 Shares                                                                                       Value
------------------------------------------------------------------------------------------------------------
                             COMMON STOCKS -- 3.4% of Net Assets
                             AUTOMOBILES & COMPONENTS -- 0.3%
                             Automobile Manufacturers -- 0.3%
          225,614            Ford Motor Co.                                                   $    2,535,901
                                                                                              --------------
                             Total Automobiles & Components                                   $    2,535,901
------------------------------------------------------------------------------------------------------------
                             COMMERCIAL & PROFESSIONAL SERVICES -- 0.0%+
                             Environmental & Facilities Services -- 0.0%+
           73,714^(e)        Liberty Tire Recycling LLC                                       $          737
                                                                                              --------------
                             Total Commercial & Professional Services                         $          737
------------------------------------------------------------------------------------------------------------
                             CONSUMER SERVICES -- 0.2%
                             Restaurants -- 0.2%
           38,427            Starbucks Corp.                                                  $    2,212,242
                                                                                              --------------
                             Total Consumer Services                                          $    2,212,242
------------------------------------------------------------------------------------------------------------
                             DIVERSIFIED FINANCIALS -- 0.2%
                             Consumer Finance -- 0.2%
           22,185            Capital One Financial Corp.                                      $    2,010,405
                                                                                              --------------
                             Total Diversified Financials                                     $    2,010,405
------------------------------------------------------------------------------------------------------------
                             ENERGY -- 0.2%
                             Coal & Consumable Fuels -- 0.0%+
              194(e)         Alpha Natural Resources Holdings, Inc.                           $        4,898
               43            Contura Energy, Inc.                                                      2,879
                                                                                              --------------
                                                                                              $        7,777
------------------------------------------------------------------------------------------------------------
                             Oil & Gas Exploration & Production -- 0.2%
        6,967,063^(e)        Ascent CNR Corp.                                                 $    1,497,919
            1,020(e)         Midstates Petroleum Co., Inc.                                            14,270
              430(e)         SilverBow Resources, Inc.                                                13,179
                                                                                              --------------
                                                                                              $    1,525,368
                                                                                              --------------
                             Total Energy                                                     $    1,533,145
------------------------------------------------------------------------------------------------------------
                             HEALTH CARE EQUIPMENT & SERVICES -- 0.9%
                             Health Care Facilities -- 0.1%
          255,259(e)         BioScrip, Inc.                                                   $      671,331
------------------------------------------------------------------------------------------------------------
                             Managed Health Care -- 0.8%
           24,403            Aetna, Inc.                                                      $    4,369,357
           16,643            Cigna Corp.                                                           2,859,600
                                                                                              --------------
                                                                                              $    7,228,957
                                                                                              --------------
                             Total Health Care Equipment & Services                           $    7,900,288
------------------------------------------------------------------------------------------------------------
                             MATERIALS -- 0.1%
                             Commodity Chemicals -- 0.1%
            9,227            LyondellBasell Industries NV, Class A                            $      975,571
------------------------------------------------------------------------------------------------------------
                             Steel -- 0.0%+
              730(e)         ANR, Inc., Class C                                               $       18,491
                                                                                              --------------
                             Total Materials                                                  $      994,062
------------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

22 Pioneer High Yield Fund | Semiannual Report | 4/30/18

------------------------------------------------------------------------------------------------------------
 Shares                                                                                       Value
------------------------------------------------------------------------------------------------------------
                             PHARMACEUTICALS, BIOTECHNOLOGY &
                             LIFE SCIENCES -- 0.3%
                             Pharmaceuticals -- 0.3%
            9,539            Allergan Plc                                                     $    1,465,667
           20,001(e)         Mylan NV                                                                775,239
                                                                                              --------------
                             Total Pharmaceuticals, Biotechnology & Life Sciences             $    2,240,906
------------------------------------------------------------------------------------------------------------
                             REAL ESTATE -- 0.8%
                             Diversified REIT -- 0.6%
          270,035            Forest City Realty Trust, Inc., Class A                          $    5,416,902
------------------------------------------------------------------------------------------------------------
                             Specialized REIT -- 0.2%
           76,215            Uniti Group, Inc.                                                $    1,373,394
                                                                                              --------------
                             Total Real Estate                                                $    6,790,296
------------------------------------------------------------------------------------------------------------
                             TECHNOLOGY HARDWARE & EQUIPMENT -- 0.2%
                             Computer Hardware Storage & Peripherals -- 0.2%
           70,088(e)         NCR Corp.                                                        $    2,156,608
                                                                                              --------------
                             Total Technology Hardware & Equipment                            $    2,156,608
------------------------------------------------------------------------------------------------------------
                             TRANSPORTATION -- 0.2%
                             Airlines -- 0.2%
           19,931(e)         United Continental Holdings, Inc.                                $    1,346,140
                                                                                              --------------
                             Total Transportation                                             $    1,346,140
------------------------------------------------------------------------------------------------------------
                             TOTAL COMMON STOCKS
                             (Cost $24,467,609)                                               $   29,720,730
------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------
 Principal
 Amount
 USD ($)
------------------------------------------------------------------------------------------------------------
                             ASSET BACKED SECURITY -- 0.1% of Net Assets
                             BANKS -- 0.1%
                             Thrifts & Mortgage Finance -- 0.1%
          750,000            InSite Issuer LLC, Series 2016-1A, Class C, 6.414%,
                             11/15/46 (144A)                                                  $      747,983
                                                                                              --------------
                             Total Banks                                                      $      747,983
------------------------------------------------------------------------------------------------------------
                             TOTAL ASSET BACKED SECURITY
                             (Cost $750,000)                                                  $      747,983
------------------------------------------------------------------------------------------------------------
                             COLLATERALIZED MORTGAGE OBLIGATIONS --
                             1.3% of Net Assets
                             BANKS -- 1.3%
                             Diversified Banks -- 0.1%
        1,300,000(c)         Wells Fargo Commercial Mortgage Trust, Series 2014-LC18,
                             Class D, 3.957%, 12/15/47 (144A)                                 $    1,087,427
------------------------------------------------------------------------------------------------------------
                             Thrifts & Mortgage Finance -- 1.2%
        2,500,000(c)         Citigroup Commercial Mortgage Trust, Series 2014-GC23,
                             Class E, 3.208%, 7/10/47 (144A)                                  $    1,629,629
        2,750,000(c)         COBALT CMBS Commercial Mortgage Trust, Series 2007-C3,
                             Class B, 6.001%, 5/15/46                                              2,746,452

The accompanying notes are an integral part of these financial statements.

                        Pioneer High Yield Fund | Semiannual Report | 4/30/18 23

------------------------------------------------------------------------------------------------------------
 Principal
 Amount
 USD ($)                                                                                      Value
------------------------------------------------------------------------------------------------------------
                             Thrifts & Mortgage Finance -- (continued)
        1,200,000(c)         COBALT CMBS Commercial Mortgage Trust, Series 2007-C3,
                             Class C, 6.001%, 5/15/46                                         $      845,088
        1,300,000(f)         Commercial Mortgage Trust, Series 2014-FL5, Class D,
                             5.897% (1 Month USD LIBOR + 400 bps), 10/15/31 (144A)                 1,234,711
          600,000(c)         Credit Suisse First Boston Mortgage Securities Corp.,
                             Series 2005-C5, Class G, 5.1%, 8/15/38 (144A)                           579,552
          334,521            Global Mortgage Securitization, Ltd., Series 2004-A,
                             Class B1, 5.25%, 11/25/32 (144A)                                        261,848
        2,513,900(c)         GMAT Trust, Series 2013-1A, Class M, 5.0%, 11/25/43 (144A)            1,728,909
          500,000(c)         JPMBB Commercial Mortgage Securities Trust, Series
                             2013-C17, Class D, 5.044%, 1/15/47 (144A)                               469,397
          800,000(c)         Wachovia Bank Commercial Mortgage Trust, Series 2006-C27,
                             Class B, 5.865%, 7/15/45                                                798,276
                                                                                              --------------
                                                                                              $   10,293,862
                                                                                              --------------
                             Total Banks                                                      $   11,381,289
------------------------------------------------------------------------------------------------------------
                             TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS
                             (Cost $12,272,200)                                               $   11,381,289
------------------------------------------------------------------------------------------------------------
                             CORPORATE BONDS -- 75.4% of Net Assets
                             AUTOMOBILES & COMPONENTS -- 0.9%
                             Auto Parts & Equipment -- 0.9%
        2,300,000            American Axle & Manufacturing, Inc., 6.25%, 3/15/26              $    2,277,000
        3,380,000            Dana Financing Luxembourg S.a.r.l., 6.5%, 6/1/26 (144A)               3,506,750
          879,000            International Automotive Components Group SA, 9.125%,
                             6/1/18 (144A)                                                           882,516
        1,487,000            TI Group Automotive Systems LLC, 8.75%, 7/15/23 (144A)                1,561,350
                                                                                              --------------
                             Total Automobiles & Components                                   $    8,227,616
------------------------------------------------------------------------------------------------------------
                             BANKS -- 1.4%
                             Diversified Banks -- 1.0%
          600,000(c)(d)      Bank of America Corp., 6.3% (3 Month USD LIBOR + 455 bps)        $      635,220
        1,135,000(c)(d)      ING Groep NV, 6.5% (5 Year USD Swap Rate + 445 bps)                   1,168,256
        4,775,000(c)(d)      Royal Bank of Scotland Group Plc, 8.0% (5 Year USD Swap
                             Rate + 572 bps)                                                       5,222,656
          650,000(c)(d)      Royal Bank of Scotland Group Plc, 8.625% (5 Year USD
                             Swap Rate + 760 bps)                                                    711,750
        1,350,000(c)(d)      Societe Generale SA, 7.375% (5 Year USD Swap Rate +
                             624 bps) (144A)                                                       1,431,000
                                                                                              --------------
                                                                                              $    9,168,882
------------------------------------------------------------------------------------------------------------
                             Thrifts & Mortgage Finance -- 0.4%
        3,038,000            Provident Funding Associates LP / PFG Finance Corp.,
                             6.375%, 6/15/25 (144A)                                           $    3,054,952
                                                                                              --------------
                             Total Banks                                                      $   12,223,834
------------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

24 Pioneer High Yield Fund | Semiannual Report | 4/30/18

------------------------------------------------------------------------------------------------------------
 Principal
 Amount
 USD ($)                                                                                      Value
------------------------------------------------------------------------------------------------------------
                             CAPITAL GOODS -- 4.5%
                             Aerospace & Defense -- 0.4%
        2,430,000            Engility Corp., 8.875%, 9/1/24                                   $    2,527,200
          765,000            Kratos Defense & Security Solutions, Inc., 6.5%,
                             11/30/25 (144A)                                                         794,491
                                                                                              --------------
                                                                                              $    3,321,691
------------------------------------------------------------------------------------------------------------
                             Agricultural & Farm Machinery -- 0.3%
        2,305,000            Titan International, Inc., 6.5%, 11/30/23 (144A)                 $    2,339,575
------------------------------------------------------------------------------------------------------------
                             Building Products -- 0.9%
        2,290,000            American Woodmark Corp., 4.875%, 3/15/26 (144A)                  $    2,209,850
        2,217,000            Builders FirstSource, Inc., 5.625%, 9/1/24 (144A)                     2,205,915
        1,800,000            Griffon Corp., 5.25%, 3/1/22                                          1,799,460
        1,806,000            USG Corp., 4.875%, 6/1/27 (144A)                                      1,806,000
                                                                                              --------------
                                                                                              $    8,021,225
------------------------------------------------------------------------------------------------------------
                             Construction & Engineering -- 0.3%
        2,360,000            AECOM, 5.875%, 10/15/24                                          $    2,457,586
------------------------------------------------------------------------------------------------------------
                             Electrical Components & Equipment -- 0.1%
        1,235,000            Exterran Energy Solutions LP / EES Finance Corp.,
                             8.125%, 5/1/25                                                   $    1,309,100
------------------------------------------------------------------------------------------------------------
                             Industrial Conglomerates -- 0.4%
        2,410,000            APTIM Corp., 7.75%, 6/15/25 (144A)                               $    2,102,725
        1,420,000            Park-Ohio Industries, Inc., 6.625%, 4/15/27                           1,473,250
                                                                                              --------------
                                                                                              $    3,575,975
------------------------------------------------------------------------------------------------------------
                             Industrial Machinery -- 1.0%
        4,485,000            Amsted Industries, Inc., 5.0%, 3/15/22 (144A)                    $    4,476,613
        2,600,000            Amsted Industries, Inc., 5.375%, 9/15/24 (144A)                       2,606,500
        1,025,000            EnPro Industries, Inc., 5.875%, 9/15/22                               1,055,750
        1,120,000            RBS Global, Inc. / Rexnord LLC, 4.875%, 12/15/25 (144A)               1,080,800
                                                                                              --------------
                                                                                              $    9,219,663
------------------------------------------------------------------------------------------------------------
                             Trading Companies & Distributors -- 1.1%
        1,877,000            H&E Equipment Services, Inc., 5.625%, 9/1/25                     $    1,886,385
          700,000            United Rentals North America, Inc., 4.625%, 10/15/25                    679,007
          700,000            United Rentals North America, Inc., 4.875%, 1/15/28                     663,250
        2,020,000            United Rentals North America, Inc., 5.5%, 5/15/27                     2,009,900
        1,963,000            United Rentals North America, Inc., 5.75%, 11/15/24                   2,026,797
          385,000            United Rentals North America, Inc., 5.875%, 9/15/26                     401,363
        2,330,000            WESCO Distribution, Inc., 5.375%, 12/15/21                            2,364,950
                                                                                              --------------
                                                                                              $   10,031,652
                                                                                              --------------
                             Total Capital Goods                                              $   40,276,467
------------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

                        Pioneer High Yield Fund | Semiannual Report | 4/30/18 25

------------------------------------------------------------------------------------------------------------
 Principal
 Amount
 USD ($)                                                                                      Value
------------------------------------------------------------------------------------------------------------
                             COMMERCIAL & PROFESSIONAL SERVICES -- 1.1%
                             Diversified Support Services -- 0.2%
        1,550,000            Garda World Security Corp., 8.75%, 5/15/25 (144A)                $    1,619,285
------------------------------------------------------------------------------------------------------------
                             Environmental & Facilities Services -- 0.5%
        3,000,000            GFL Environmental, Inc., 5.375%, 3/1/23 (144A)                   $    2,970,000
        1,150,000            Waste Pro USA, Inc., 5.5%, 2/15/26 (144A)                             1,138,155
                                                                                              --------------
                                                                                              $    4,108,155
------------------------------------------------------------------------------------------------------------
                             Security & Alarm Services -- 0.4%
        4,089,000            Brink's Co., 4.625%, 10/15/27 (144A)                             $    3,761,880
                                                                                              --------------
                             Total Commercial & Professional Services                         $    9,489,320
------------------------------------------------------------------------------------------------------------
                             CONSUMER DURABLES & APPAREL -- 6.0%
                             Home Furnishings -- 0.2%
        1,750,000            Tempur Sealy International, Inc., 5.5%, 6/15/26                  $    1,658,125
------------------------------------------------------------------------------------------------------------
                             Homebuilding -- 5.5%
        2,000,000            Beazer Homes USA, Inc., 5.875%, 10/15/27                         $    1,830,000
        6,095,000            Beazer Homes USA, Inc., 6.75%, 3/15/25                                5,988,337
        8,375,000            KB Home, 7.0%, 12/15/21                                               8,887,969
        4,150,000            Lennar Corp., 4.5%, 6/15/19                                           4,181,125
        7,930,000            Lennar Corp., 4.75%, 11/15/22                                         7,938,485
        1,540,000            Lennar Corp., 5.375%, 10/1/22 (144A)                                  1,593,900
        3,975,000            Lennar Corp., 6.25%, 12/15/21 (144A)                                  4,191,141
        1,650,000            Meritage Homes Corp., 6.0%, 6/1/25 (144A)                             1,701,562
        3,660,000            Meritage Homes Corp., 7.0%, 4/1/22                                    4,016,850
        3,059,000            PulteGroup, Inc., 5.0%, 1/15/27                                       2,979,466
        4,090,000            Taylor Morrison Communities, Inc. / Taylor Morrison
                             Holdings II, Inc., 5.875%, 4/15/23 (144A)                             4,182,025
        1,840,000            TRI Pointe Group, Inc., 5.25%, 6/1/27                                 1,748,000
                                                                                              --------------
                                                                                              $   49,238,860
------------------------------------------------------------------------------------------------------------
                             Textiles -- 0.3%
        2,920,000            Springs Industries, Inc., 6.25%, 6/1/21                          $    2,960,150
                                                                                              --------------
                             Total Consumer Durables & Apparel                                $   53,857,135
------------------------------------------------------------------------------------------------------------
                             CONSUMER SERVICES -- 3.0%
                             Casinos & Gaming -- 1.4%
        2,885,000            Eldorado Resorts, Inc., 6.0%, 4/1/25                             $    2,859,756
        2,150,000            Golden Nugget, Inc., 8.75%, 10/1/25 (144A)                            2,246,750
        1,450,000            Scientific Games International, Inc., 5.0%, 10/15/25 (144A)           1,400,628
        5,598,000            Scientific Games International, Inc., 10.0%, 12/1/22                  6,033,524
                                                                                              --------------
                                                                                              $   12,540,658
------------------------------------------------------------------------------------------------------------
                             Hotels, Resorts & Cruise Lines -- 1.3%
        1,710,000            Hilton Grand Vacations Borrower LLC / Hilton Grand Vacations
                             Borrower, Inc., 6.125%, 12/1/24                                  $    1,808,496
          575,000            Silversea Cruise Finance, Ltd., 7.25%, 2/1/25 (144A)                    608,235

The accompanying notes are an integral part of these financial statements.

26 Pioneer High Yield Fund | Semiannual Report | 4/30/18

------------------------------------------------------------------------------------------------------------
 Principal
 Amount
 USD ($)                                                                                      Value
------------------------------------------------------------------------------------------------------------
                             Hotels, Resorts & Cruise Lines -- (continued)
        8,220,000            Viking Cruises, Ltd., 5.875%, 9/15/27 (144A)                     $    7,932,300
        1,680,000            Viking Cruises, Ltd., 6.25%, 5/15/25 (144A)                           1,688,400
                                                                                              --------------
                                                                                              $   12,037,431
------------------------------------------------------------------------------------------------------------
                             Specialized Consumer Services -- 0.3%
        1,814,000            Ashtead Capital, Inc., 4.125%, 8/15/25 (144A)                    $    1,723,300
        1,000,000            Service Corp. International, 4.625%, 12/15/27                           977,800
                                                                                              --------------
                                                                                              $    2,701,100
                                                                                              --------------
                             Total Consumer Services                                          $   27,279,189
------------------------------------------------------------------------------------------------------------
                             DIVERSIFIED FINANCIALS -- 3.2%
                             Commercial Finance -- 0.7%
        5,825,000            Fly Leasing, Ltd., 6.375%, 10/15/21                              $    6,071,864
------------------------------------------------------------------------------------------------------------
                             Consumer Finance -- 0.1%
        1,160,000            Ally Financial, Inc., 4.625%, 3/30/25                            $    1,148,400
------------------------------------------------------------------------------------------------------------
                             Diversified Capital Markets -- 1.2%
        1,097,000(c)(d)      Credit Suisse Group AG, 7.125% (5 Year USD Swap
                             Rate + 511 bps)                                                  $    1,150,753
        3,300,000            Freedom Mortgage Corp., 8.125%, 11/15/24 (144A)                       3,300,000
        4,135,000            Freedom Mortgage Corp., 8.25%, 4/15/25 (144A)                         4,135,000
        1,791,000(c)(d)      UBS Group AG, 7.125% (5 Year USD Swap Rate + 588 bps)                 1,896,221
                                                                                              --------------
                                                                                              $   10,481,974
------------------------------------------------------------------------------------------------------------
                             Diversified Finance -- 0.2%
        1,740,000            MSCI, Inc., 4.75%, 8/1/26 (144A)                                 $    1,724,079
------------------------------------------------------------------------------------------------------------
                             Specialized Finance -- 1.0%
        1,820,000            Nationstar Mortgage LLC / Nationstar Capital Corp.,
                             6.5%, 8/1/18                                                     $    1,827,280
        7,220,000            Nationstar Mortgage LLC / Nationstar Capital Corp.,
                             6.5%, 7/1/21                                                          7,310,250
                                                                                              --------------
                                                                                              $    9,137,530
                                                                                              --------------
                             Total Diversified Financials                                     $   28,563,847
------------------------------------------------------------------------------------------------------------
                             ENERGY -- 14.2%
                             Integrated Oil & Gas -- 0.4%
        3,246,000            Indigo Natural Resources LLC, 6.875%, 2/15/26 (144A)             $    3,116,160
------------------------------------------------------------------------------------------------------------
                             Oil & Gas Drilling -- 0.8%
          750,000            Ensco Plc, 7.75%, 2/1/26                                         $      706,875
        1,820,000            Precision Drilling Corp., 7.125%, 1/15/26 (144A)                      1,838,200
          780,000            Rowan Cos., Inc., 4.875%, 6/1/22                                        721,500
        1,650,000            Shelf Drilling Holdings, Ltd., 8.25%, 2/15/25 (144A)                  1,674,750
        2,730,000            Trinidad Drilling, Ltd., 6.625%, 2/15/25 (144A)                       2,617,388
                                                                                              --------------
                                                                                              $    7,558,713
------------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

                        Pioneer High Yield Fund | Semiannual Report | 4/30/18 27

------------------------------------------------------------------------------------------------------------
 Principal
 Amount
 USD ($)                                                                                      Value
------------------------------------------------------------------------------------------------------------
                             Oil & Gas Equipment & Services -- 1.0%
        1,955,000            Archrock Partners LP / Archrock Partners Finance Corp.,
                             6.0%, 4/1/21                                                     $    1,950,112
        2,635,000            Archrock Partners LP / Archrock Partners Finance Corp.,
                             6.0%, 10/1/22                                                         2,635,000
        1,730,000            Calfrac Holdings LP, 7.5%, 12/1/20 (144A)                             1,712,700
        1,475,000            FTS International, Inc., 6.25%, 5/1/22                                1,484,219
          795,000            SESI LLC, 7.75%, 9/15/24 (144A)                                         822,825
                                                                                              --------------
                                                                                              $    8,604,856
------------------------------------------------------------------------------------------------------------
                             Oil & Gas Exploration & Production -- 5.4%
        2,053,000            Antero Resources Corp., 5.0%, 3/1/25                             $    2,045,301
          815,000            Centennial Resource Production LLC, 5.375%, 1/15/26 (144A)              808,887
        1,035,000            Chesapeake Energy Corp., 8.0%, 12/15/22 (144A)                        1,097,100
        2,050,000            Concho Resources, Inc., 4.375%, 1/15/25                               2,070,688
        1,802,000            Covey Park Energy LLC / Covey Park Finance Corp.,
                             7.5%, 5/15/25 (144A)                                                  1,811,010
        1,060,000            Endeavor Energy Resources LP / EER Finance, Inc.,
                             5.5%, 1/30/26 (144A)                                                  1,065,300
        1,065,000            Endeavor Energy Resources LP / EER Finance, Inc.,
                             5.75%, 1/30/28 (144A)                                                 1,070,325
        1,050,000            Extraction Oil & Gas, Inc., 7.375%, 5/15/24 (144A)                    1,097,250
        2,770,000            Great Western Petroleum LLC / Great Western Finance Corp.,
                             9.0%, 9/30/21 (144A)                                                  2,853,100
        2,060,000            Gulfport Energy Corp., 6.0%, 10/15/24                                 1,957,000
          345,000            Halcon Resources Corp., 6.75%, 2/15/25                                  344,569
        1,775,000            Halcon Resources Corp., 6.75%, 2/15/25 (144A)                         1,763,906
        1,791,000            Hilcorp Energy I LP / Hilcorp Finance Co., 5.75%,
                             10/1/25 (144A)                                                        1,773,090
        1,559,000            Jagged Peak Energy LLC, 5.875%, 5/1/26 (144A)                         1,564,846
        1,025,000            MEG Energy Corp., 6.5%, 1/15/25 (144A)                                1,025,205
        2,234,000            MEG Energy Corp., 7.0%, 3/31/24 (144A)                                2,005,015
          705,000            Newfield Exploration Co., 5.625%, 7/1/24                                747,300
        3,320,000            Oasis Petroleum, Inc., 6.875%, 3/15/22                                3,419,600
          540,000            Parsley Energy LLC / Parsley Finance Corp., 5.25%,
                             8/15/25 (144A)                                                          538,650
        1,900,000            Parsley Energy LLC / Parsley Finance Corp., 5.625%,
                             10/15/27 (144A)                                                       1,923,750
        2,888,000            Parsley Energy LLC / Parsley Finance Corp., 6.25%,
                             6/1/24 (144A)                                                         3,017,960
        1,970,000            QEP Resources, Inc., 5.625%, 3/1/26                                   1,886,275
          720,000            Resolute Energy Corp., 8.5%, 5/1/20 (144A)                              720,000
        1,878,000            Sanchez Energy Corp., 6.125%, 1/15/23                                 1,356,292
          970,000            Sanchez Energy Corp., 7.25%, 2/15/23 (144A)                             979,700
        2,375,000            Sanchez Energy Corp., 7.75%, 6/15/21                                  2,202,813
          354,000            SM Energy Co., 6.125%, 11/15/22                                         357,540

The accompanying notes are an integral part of these financial statements.

28 Pioneer High Yield Fund | Semiannual Report | 4/30/18

------------------------------------------------------------------------------------------------------------
 Principal
 Amount
 USD ($)                                                                                      Value
------------------------------------------------------------------------------------------------------------
                             Oil & Gas Exploration & Production -- (continued)
          235,000            SM Energy Co., 6.5%, 1/1/23                                      $      235,588
        2,020,000            SM Energy Co., 6.75%, 9/15/26                                         2,055,350
        1,260,000            SRC Energy, Inc., 6.25%, 12/1/25 (144A)                               1,272,600
          750,000            Whiting Petroleum Corp., 6.625%, 1/15/26 (144A)                         768,750
        1,900,000            WPX Energy, Inc., 5.25%, 9/15/24                                      1,914,250
          670,000            WPX Energy, Inc., 8.25%, 8/1/23                                         760,450
                                                                                              --------------
                                                                                              $   48,509,460
------------------------------------------------------------------------------------------------------------
                             Oil & Gas Refining & Marketing -- 1.8%
        4,695,000            Andeavor, 5.375%, 10/1/22                                        $    4,826,930
        6,525,000            Calumet Specialty Products Partners LP / Calumet
                             Finance Corp., 6.5%, 4/15/21                                          6,443,437
          685,000            EnLink Midstream Partners LP, 5.05%, 4/1/45                             620,901
        1,973,000            EnLink Midstream Partners LP, 5.6%, 4/1/44                            1,926,034
        1,965,000            PBF Holding Co., LLC / PBF Finance Corp., 7.0%, 11/15/23              2,028,863
                                                                                              --------------
                                                                                              $   15,846,165
------------------------------------------------------------------------------------------------------------
                             Oil & Gas Storage & Transportation -- 4.8%
        3,150,000            Blue Racer Midstream LLC / Blue Racer Finance Corp.,
                             6.125%, 11/15/22 (144A)                                          $    3,228,750
        5,833,000            Cheniere Corpus Christi Holdings LLC, 5.125%, 6/30/27                 5,687,175
        2,800,000            Delek Logistics Partners LP, 6.75%, 5/15/25 (144A)                    2,779,000
        1,050,000            Energy Transfer Equity LP, 4.25%, 3/15/23                             1,013,250
        1,414,000            Energy Transfer Equity LP, 5.875%, 1/15/24                            1,444,047
        2,760,000            Genesis Energy LP / Genesis Energy Finance Corp.,
                             6.25%, 5/15/26                                                        2,635,800
        2,190,000            Genesis Energy LP / Genesis Energy Finance Corp.,
                             6.5%, 10/1/25                                                         2,151,675
        3,375,000            Global Partners LP / GLP Finance Corp., 7.0%, 6/15/23                 3,408,750
        4,090,000            Hess Infrastructure Partners LP / Hess Infrastructure Partners
                             Finance Corp., 5.625%, 2/15/26 (144A)                                 4,130,900
        1,532,000            NGPL PipeCo LLC, 4.375%, 8/15/22 (144A)                               1,524,340
        2,200,000            PBF Logistics LP / PBF Logistics Finance Corp., 6.875%,
                             5/15/23 (144A)                                                        2,222,000
        1,255,000            Sunoco LP / Sunoco Finance Corp., 4.875%, 1/15/23 (144A)              1,235,510
          625,000            Sunoco LP / Sunoco Finance Corp., 5.875%, 3/15/28 (144A)                607,031
          490,000            Targa Resources Partners LP / Targa Resources Partners
                             Finance Corp., 4.125%, 11/15/19                                         492,778
        2,695,000            Targa Resources Partners LP / Targa Resources Partners
                             Finance Corp., 4.25%, 11/15/23                                        2,546,775
          350,000            Targa Resources Partners LP / Targa Resources Partners
                             Finance Corp., 5.0%, 1/15/28 (144A)                                     323,750
        2,491,000            Targa Resources Partners LP / Targa Resources Partners
                             Finance Corp., 5.25%, 5/1/23                                          2,484,773

The accompanying notes are an integral part of these financial statements.

                        Pioneer High Yield Fund | Semiannual Report | 4/30/18 29

------------------------------------------------------------------------------------------------------------
 Principal
 Amount
 USD ($)                                                                                      Value
------------------------------------------------------------------------------------------------------------
                             Oil & Gas Storage & Transportation -- (continued)
        1,340,000            TransMontaigne Partners LP / TLP Finance Corp.,
                             6.125%, 2/15/26                                                  $    1,333,300
        1,948,000            Williams Cos., Inc., 4.55%, 6/24/24                                   1,940,695
        1,944,000            Williams Cos., Inc., 5.75%, 6/24/44                                   2,026,620
                                                                                              --------------
                                                                                              $   43,216,919
                                                                                              --------------
                             Total Energy                                                     $  126,852,273
------------------------------------------------------------------------------------------------------------
                             FOOD & STAPLES RETAILING -- 0.3%
                             Food Retail -- 0.3%
        2,241,000            C&S Group Enterprises LLC, 5.375%, 7/15/22 (144A)                $    2,106,540
        1,000,000            Ingles Markets, Inc., 5.75%, 6/15/23                                    997,500
                                                                                              --------------
                             Total Food & Staples Retailing                                   $    3,104,040
------------------------------------------------------------------------------------------------------------
                             FOOD, BEVERAGE & TOBACCO -- 1.9%
                             Packaged Foods & Meats -- 1.5%
          800,000            Aramark Services, Inc., 5.0%, 2/1/28 (144A)                      $      779,000
        2,500,000            JBS USA LUX SA / JBS USA Finance, Inc., 6.75%,
                             2/15/28 (144A)                                                        2,400,000
          860,000            Lamb Weston Holdings, Inc., 4.625%, 11/1/24 (144A)                      852,475
          860,000            Lamb Weston Holdings, Inc., 4.875%, 11/1/26 (144A)                      852,475
        2,969,000            Pilgrim's Pride Corp., 5.75%, 3/15/25 (144A)                          2,902,198
          777,000            Pilgrim's Pride Corp., 5.875%, 9/30/27 (144A)                           742,035
          310,000            Post Holdings, Inc., 5.5%, 3/1/25 (144A)                                304,575
        4,500,000            Post Holdings, Inc., 5.625%, 1/15/28 (144A)                           4,297,500
                                                                                              --------------
                                                                                              $   13,130,258
------------------------------------------------------------------------------------------------------------
                             Tobacco -- 0.4%
          875,000            Alliance One International, Inc., 8.5%, 4/15/21 (144A)           $      903,438
        2,875,000            Alliance One International, Inc., 9.875%, 7/15/21                     2,724,062
                                                                                              --------------
                                                                                              $    3,627,500
                                                                                              --------------
                             Total Food, Beverage & Tobacco                                   $   16,757,758
------------------------------------------------------------------------------------------------------------
                             HEALTH CARE EQUIPMENT & SERVICES -- 4.3%
                             Health Care Facilities -- 1.6%
          800,000            CHS/Community Health Systems, Inc., 6.25%, 3/31/23               $      730,000
          425,000            CHS/Community Health Systems, Inc., 6.875%, 2/1/22                      230,690
        6,684,000            HCA, Inc., 5.375%, 2/1/25                                             6,650,580
        6,065,000            Kindred Healthcare, Inc., 6.375%, 4/15/22                             6,224,207
          225,000            Kindred Healthcare, Inc., 8.0%, 1/15/20                                 241,031
                                                                                              --------------
                                                                                              $   14,076,508
------------------------------------------------------------------------------------------------------------
                             Health Care Services -- 1.1%
        2,350,000            BioScrip, Inc., 8.875%, 2/15/21                                  $    2,256,000
        4,679,000            RegionalCare Hospital Partners Holdings, Inc., 8.25%,
                             5/1/23 (144A)                                                         4,911,546

The accompanying notes are an integral part of these financial statements.

30 Pioneer High Yield Fund | Semiannual Report | 4/30/18

------------------------------------------------------------------------------------------------------------
 Principal
 Amount
 USD ($)                                                                                      Value
------------------------------------------------------------------------------------------------------------
                             Health Care Services -- (continued)
        2,365,000            Team Health Holdings, Inc., 6.375%, 2/1/25 (144A)                $    2,057,550
          358,000            Universal Hospital Services, Inc., 7.625%, 8/15/20                      360,685
                                                                                              --------------
                                                                                              $    9,585,781
------------------------------------------------------------------------------------------------------------
                             Health Care Technology -- 0.1%
        1,500,000            IQVIA, Inc., 5.0%, 10/15/26 (144A)                               $    1,479,375
------------------------------------------------------------------------------------------------------------
                             Managed Health Care -- 1.5%
        1,220,000            Centene Corp., 4.75%, 1/15/25                                    $    1,186,450
        1,953,000            Centene Corp., 5.625%, 2/15/21                                        2,004,266
        1,325,000            Centene Corp., 6.125%, 2/15/24                                        1,387,937
        3,465,000            Molina Healthcare, Inc., 5.375%, 11/15/22                             3,465,000
        5,195,000            WellCare Health Plans, Inc., 5.25%, 4/1/25                            5,221,495
                                                                                              --------------
                                                                                              $   13,265,148
                                                                                              --------------
                             Total Health Care Equipment & Services                           $   38,406,812
------------------------------------------------------------------------------------------------------------
                             INSURANCE -- 3.4%
                             Reinsurance -- 3.4%
        1,000,000+(g)(h)     Arlington Re 2015, Variable Rate Notes, 8/1/18                   $       48,600
        1,990,632+(g)(h)     Berwick Re 2018-1, Variable Rate Notes, 12/31/21                      2,023,676
          400,000+(g)(h)     Blue Lotus Re 2018, Variable Rate Notes, 12/31/21                       415,160
          750,000(f)         Caelus Re V, 11.057% (3 Month U.S. Treasury Bill +
                             925 bps), 6/5/20 (144A) (Cat Bond)                                       11,100
        4,500,000+(g)(h)     Carnoustie Re 2015, Variable Rate Notes, 7/1/18                          91,800
        3,600,000+(g)(h)     Carnoustie Re 2016, Variable Rate Notes, 11/30/20                       389,520
        1,500,000+(g)(h)     Carnoustie Re 2017, Variable Rate Notes, 11/30/21                       452,100
          300,000+(g)(h)     Carnoustie Re 2018, Variable Rate Notes, 12/31/21                       306,240
          400,000+(g)(h)     Clarendon Re 2018, Variable Rate Notes, 1/15/19                         351,280
          350,000+(g)(h)     Cypress Re 2018-1, Variable Rate Notes, 1/15/19                         330,295
        1,000,000+(g)(h)     Cyprus Re 2017, Variable Rate Notes, 1/10/19                            457,600
          300,000+(g)(h)     Dartmouth Re 2018, Variable Rate Notes, 1/15/19                         245,070
          250,000(g)(h)      Eden Re II, Variable Rate Notes, 3/22/21 (144A)                         174,750
          300,000(g)(h)      Eden Re II, Variable Rate Notes, 3/22/22 (144A)                         308,880
          750,000(g)(h)      Eden Re II, Variable Rate Notes, 3/22/22 (144A)                         772,200
          600,000(f)         Galilei Re, 6.968% (6 Month USD LIBOR + 545 bps),
                             1/8/20 (144A) (Cat Bond)                                                602,400
          600,000(f)         Galilei Re, 8.048% (6 Month USD LIBOR + 653 bps),
                             1/8/20 (144A) (Cat Bond)                                                605,820
          600,000(f)         Galilei Re, 8.068% (6 Month USD LIBOR + 653 bps),
                             1/8/21 (144A) (Cat Bond)                                                607,260
          250,000(f)         Galilei Re, 9.928% (6 Month USD LIBOR + 841 bps),
                             1/8/20 (144A) (Cat Bond)                                                251,475
          250,000(f)         Galilei Re, 9.948% (6 Month USD LIBOR + 841 bps),
                             1/8/21 (144A) (Cat Bond)                                                251,625
        2,400,000+(g)(h)     Gleneagles Re 2016, Variable Rate Notes, 11/30/20                       281,280

The accompanying notes are an integral part of these financial statements.

                        Pioneer High Yield Fund | Semiannual Report | 4/30/18 31

------------------------------------------------------------------------------------------------------------
 Principal
 Amount
 USD ($)                                                                                      Value
------------------------------------------------------------------------------------------------------------
                             Reinsurance -- (continued)
          400,000+(g)(h)     Gleneagles Re 2018, Variable Rate Notes, 12/31/21                $      411,680
          450,000+(g)(h)     Gloucester Re 2018, Variable Rate Notes, 1/15/19                        328,320
        1,400,000+(g)(h)     Harambee Re 2018, Variable Rate Notes, 12/31/21                       1,405,460
          350,000(f)         International Bank for Reconstruction & Development,
                             7.593% (3 Month USD LIBOR + 600 bps), 2/15/21
                             (144A) (Cat Bond)                                                       348,229
          350,000(f)         International Bank for Reconstruction & Development,
                             9.841% (3 Month USD LIBOR + 825 bps), 2/14/20
                             (144A) (Cat Bond)                                                       349,622
          400,000+(f)        International Bank for Reconstruction & Development,
                             13.126% (6 Month USD LIBOR + 1,150 bps), 7/15/20
                             (144A) (Cat Bond)                                                       399,720
          490,254+(g)(h)     Kilarney Re 2018, Variable Rate Notes 4/15/19                           505,452
        1,000,000(f)         Kilimanjaro II Re, 11.672% (6 Month USD LIBOR + 949 bps),
                             4/20/21 (144A) (Cat Bond)                                             1,007,700
        1,000,000(f)         Kilimanjaro Re, 8.557% (3 Month U.S. Treasury Bill +
                             675 bps), 12/6/19 (144A) (Cat Bond)                                     998,500
        1,250,000(f)         Kilimanjaro Re, 11.057% (3 Month U.S. Treasury Bill +
                             925 bps), 12/6/19 (144A) (Cat Bond)                                   1,249,000
          500,000+(g)(h)     Kingsbarns Re 2017, Variable Rate Notes, 5/15/19                        343,650
          500,000+(g)(h)     Limestone Re, Variable Rate Notes, 8/31/21                              480,500
          500,000+(g)(h)     Limestone Re, Variable Rate Notes, 8/31/21                              480,500
        2,600,000+(g)(h)     Lorenz Re 2016, Variable Rate Notes, 3/31/19                             35,360
          800,000+(g)(h)     Lorenz Re 2017, Variable Rate Notes, 3/31/20                            694,080
        1,000,000+(g)(h)     Madison Re 2016, Variable Rate Notes, 3/31/19                            63,500
          500,000+(g)(h)     Madison Re 2017, Variable Rate Notes, 12/31/19                          131,950
          400,000+(g)(h)     Madison Re 2018, Variable Rate Notes, 12/31/21                          413,160
          400,000+(g)(h)     Merion Re 2018, Variable Rate Notes, 12/31/21                           348,760
          900,000+(g)(h)     Merion Re 2018-2, Variable Rate Notes, 12/31/21                         949,500
          500,000+(g)(h)     Oakmont Re 2017, Variable Rate Notes, 4/15/19                           459,700
          400,000+(g)(h)     Old Head Re 2018, Variable Rate Notes, 12/31/21                         341,880
          300,000+(g)(h)     Oyster Bay Re 2018, Variable Rate Notes, 1/15/19                        273,780
        4,500,000+(g)(h)     Pangaea Re 2015-1, Variable Rate Notes, 2/1/19                            9,231
        5,800,000+(g)(h)     Pangaea Re 2015-2, Variable Rate Notes, 11/30/19                         44,774
        4,200,000+(g)(h)     Pangaea Re 2016-1, Variable Rate Notes, 11/30/20                         40,099
        2,000,000+(g)(h)     Pangaea Re 2016-2, Variable Rate Notes, 11/30/20                        131,600
        1,100,000+(g)(h)     Pangaea Re 2017-1, Variable Rate Notes, 11/30/21                         17,287
          500,000+(g)(h)     Pangaea Re 2018-1, Variable Rate Notes, 12/31/21                        525,400
          950,000+(g)(h)     Pinehurst Re 2018, Variable Rate Notes, 1/15/19                         907,345
          750,000+(g)(h)     Portrush Re 2017, Variable Rate Notes, 6/15/18                          698,550
        1,500,000+(g)(h)     Prestwick Re 2015-1, Variable Rate Notes, 7/1/18                         25,500
        1,000,000(f)         Residential Reinsurance 2016, 7.177% (3 Month U.S.
                             Treasury Bill + 537 bps), 12/6/20 (144A) (Cat Bond)                     989,500
          750,000+(g)(h)     Resilience Re, Variable Rate Notes, 1/8/19 (144A)                       750,000

The accompanying notes are an integral part of these financial statements.

32 Pioneer High Yield Fund | Semiannual Report | 4/30/18

------------------------------------------------------------------------------------------------------------
 Principal
 Amount
 USD ($)                                                                                      Value
------------------------------------------------------------------------------------------------------------
                             Reinsurance -- (continued)
          350,000+(g)(h)     Resilience Re, Variable Rate Notes, 4/8/19                       $      317,975
          800,000(g)(h)      Resilience Re, Variable Rate Notes, 5/1/19                              716,000
          300,000+(g)(h)     Seminole Re 2018, Variable Rate Notes, 1/15/19                          268,980
        2,700,000+(g)(h)     Silverton Re 2016, Variable Rate Notes, 9/17/18 (144A)                   21,870
        1,000,000+(g)(h)     St. Andrews Re 2017-1, Variable Rate Notes, 2/1/19                      202,400
          868,992+(g)(h)     St. Andrews Re 2017-4, Variable Rate Notes, 6/1/19                      954,501
          250,000+(g)(h)     Thopas Re 2018, Variable Rates Notes, 12/31/21                          255,975
          500,000(f)         Ursa Re, 4.0% (ZERO + 400 bps), 12/10/19
                             (144A) (Cat Bond)                                                       499,700
          800,000(f)         Ursa Re, 7.807% (3 Month U.S. Treasury Bill + 600 bps),
                             5/27/20 (144A) (Cat Bond)                                               806,800
        4,000,000+(g)(h)     Versutus Re 2016-A, Variable Rate Notes, 11/30/20                        32,800
        1,100,000+(g)(h)     Versutus Re 2017-A, Variable Rate Notes, 11/30/21                        75,900
          450,000+(g)(h)     Versutus Re 2018-A, Variable Rate Notes, 12/31/21                       456,255
          300,000+(g)(h)     Viribus Re 2018, Variable Rate Notes, 12/31/21                          313,140
          400,000+(g)(h)     Wentworth Re 2017, Variable Rate Notes, 7/13/18                         391,680
          400,000+(g)(h)     Woburn Re 2018, Variable Rate Notes, 12/31/21                           410,000
                                                                                              --------------
                             Total Insurance                                                  $   30,861,396
------------------------------------------------------------------------------------------------------------
                             MATERIALS -- 7.1%
                             Aluminum -- 0.1%
        1,000,000            Constellium NV, 5.875%, 2/15/26 (144A)                           $      985,000
------------------------------------------------------------------------------------------------------------
                             Commodity Chemicals -- 1.4%
        2,830,000            CF Industries, Inc., 3.45%, 6/1/23                               $    2,688,500
          958,000            Hexion, Inc., 6.625%, 4/15/20                                           899,322
        4,400,000            NOVA Chemicals Corp., 4.875%, 6/1/24 (144A)                           4,257,000
        3,765,000            Olin Corp., 5.0%, 2/1/30                                              3,586,163
        1,050,000            Valvoline, Inc., 4.375%, 8/15/25                                      1,008,000
                                                                                              --------------
                                                                                              $   12,438,985
------------------------------------------------------------------------------------------------------------
                             Copper -- 0.2%
        2,000,000            First Quantum Minerals, Ltd., 6.875%, 3/1/26 (144A)              $    1,900,000
------------------------------------------------------------------------------------------------------------
                             Diversified Chemicals -- 0.3%
          942,000            Avantor, Inc., 6.0%, 10/1/24 (144A)                              $      946,710
          465,000            Chemours Co., 7.0%, 5/15/25                                             500,456
        1,000,000            Nufarm Australia, Ltd. / Nufarm Americas, Inc., 5.75%,
                             4/30/26 (144A)                                                          997,500
                                                                                              --------------
                                                                                              $    2,444,666
------------------------------------------------------------------------------------------------------------
                             Diversified Metals & Mining -- 0.3%
        2,007,000            Freeport-McMoRan, Inc., 3.55%, 3/1/22                            $    1,936,755
          975,000            Hudbay Minerals, Inc., 7.625%, 1/15/25 (144A)                         1,033,500
                                                                                              --------------
                                                                                              $    2,970,255
------------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

                        Pioneer High Yield Fund | Semiannual Report | 4/30/18 33

------------------------------------------------------------------------------------------------------------
 Principal
 Amount
 USD ($)                                                                                      Value
------------------------------------------------------------------------------------------------------------
                             Metal & Glass Containers -- 2.3%
    EUR   950,000(i)         ARD Finance SA, 6.625% (7.375% PIK 0.0% cash), 9/15/23           $    1,206,514
          950,000(i)         ARD Finance SA, 7.125% (7.875% PIK 0.0% cash), 9/15/23                  971,375
        2,160,000            Ardagh Packaging Finance Plc / Ardagh Holdings USA, Inc.,
                             6.0%, 2/15/25 (144A)                                                  2,184,300
        2,585,000            Ball Corp., 5.25%, 7/1/25                                             2,662,550
        9,120,000            Crown Cork & Seal Co., Inc., 7.375%, 12/15/26                        10,146,000
        1,060,000            Plastipak Holdings, Inc., 6.25%, 10/15/25 (144A)                      1,028,200
        2,790,000            Reynolds Group Issuer, Inc. / Reynolds Group Issuer LLC /
                             Reynolds Group Issuer Lu, 7.0%, 7/15/24 (144A)                        2,905,088
                                                                                              --------------
                                                                                              $   21,104,027
------------------------------------------------------------------------------------------------------------
                             Silver -- 0.3%
        2,550,000            Coeur Mining, Inc., 5.875%, 6/1/24                               $    2,511,750
------------------------------------------------------------------------------------------------------------
                             Specialty Chemicals -- 1.0%
        1,200,000            GCP Applied Technologies, Inc., 5.5%, 4/15/26 (144A)             $    1,194,000
        1,868,000            Ingevity Corp., 4.5%, 2/1/26 (144A)                                   1,800,285
        4,330,000            Kraton Polymers LLC / Kraton Polymers Capital Corp., 7.0%,
                             4/15/25 (144A)                                                        4,470,725
        1,170,000            Kraton Polymers LLC / Kraton Polymers Capital Corp.,
                             10.5%, 4/15/23 (144A)                                                 1,294,313
                                                                                              --------------
                                                                                              $    8,759,323
------------------------------------------------------------------------------------------------------------
                             Steel -- 1.2%
        1,230,000            Commercial Metals Co., 5.375%, 7/15/27                           $    1,199,250
        4,050,000            Commercial Metals Co., 5.75%, 4/15/26 (144A)                          4,055,062
        1,060,000            SunCoke Energy Partners LP / SunCoke Energy Partners
                             Finance Corp., 7.5%, 6/15/25 (144A)                                   1,089,150
        4,419,000            United States Steel Corp., 6.25%, 3/15/26                             4,385,858
                                                                                              --------------
                                                                                              $   10,729,320
                                                                                              --------------
                             Total Materials                                                  $   63,843,326
------------------------------------------------------------------------------------------------------------
                             MEDIA -- 4.3%
                             Advertising -- 0.3%
        2,620,000            MDC Partners, Inc., 6.5%, 5/1/24 (144A)                          $    2,577,425
------------------------------------------------------------------------------------------------------------
                             Broadcasting -- 0.6%
        2,650,000            Gray Television, Inc., 5.875%, 7/15/26 (144A)                    $    2,550,625
        2,693,000            Nexstar Broadcasting, Inc., 5.625%, 8/1/24 (144A)                     2,652,605
                                                                                              --------------
                                                                                              $    5,203,230
------------------------------------------------------------------------------------------------------------
                             Cable & Satellite -- 2.7%
        2,290,000            CCO Holdings LLC / CCO Holdings Capital Corp., 5.0%,
                             2/1/28 (144A)                                                    $    2,114,540
        6,925,000            CCO Holdings LLC / CCO Holdings Capital Corp., 5.75%,
                             2/15/26 (144A)                                                        6,873,062
        2,000,000            CSC Holdings LLC, 5.375%, 2/1/28 (144A)                               1,870,000
        2,005,000            CSC Holdings LLC, 5.5%, 4/15/27 (144A)                                1,924,399

The accompanying notes are an integral part of these financial statements.

34 Pioneer High Yield Fund | Semiannual Report | 4/30/18

------------------------------------------------------------------------------------------------------------
 Principal
 Amount
 USD ($)                                                                                      Value
------------------------------------------------------------------------------------------------------------
                             Cable & Satellite -- (continued)
        1,670,000            CSC Holdings LLC, 6.625%, 10/15/25 (144A)                        $    1,722,188
          917,000            DISH DBS Corp., 5.875%, 7/15/22                                         843,411
        1,787,000            Sirius XM Radio, Inc., 5.375%, 7/15/26 (144A)                         1,755,728
        7,076,000            Videotron, Ltd., 5.375%, 6/15/24 (144A)                               7,270,590
                                                                                              --------------
                                                                                              $   24,373,918
------------------------------------------------------------------------------------------------------------
                             Movies & Entertainment -- 0.7%
        4,725,000            Netflix, Inc., 4.375%, 11/15/26                                  $    4,416,410
        1,850,000            VOC Escrow, Ltd., 5.0%, 2/15/28 (144A)                                1,789,875
                                                                                              --------------
                                                                                              $    6,206,285
                                                                                              --------------
                             Total Media                                                      $   38,360,858
------------------------------------------------------------------------------------------------------------
                             PHARMACEUTICALS, BIOTECHNOLOGY &
                             LIFE SCIENCES -- 3.2%
                             Biotechnology -- 0.1%
        1,169,000            Charles River Laboratories International, Inc., 5.5%,
                             4/1/26 (144A)                                                    $    1,189,107
------------------------------------------------------------------------------------------------------------
                             Pharmaceuticals -- 3.1%
        2,601,000            Endo Finance LLC, 5.75%, 1/15/22 (144A)                          $    2,132,820
        1,880,000            Endo, Dac / Endo Finance LLC / Endo Finco, Inc., 6.0%,
                             2/1/25 (144A)                                                         1,320,700
        3,705,000            Horizon Pharma, Inc., 6.625%, 5/1/23                                  3,705,000
          370,000            Horizon Pharma, Inc. / Horizon Pharma USA, Inc., 8.75%,
                             11/1/24 (144A)                                                          394,050
        2,470,000            Valeant Pharmaceuticals International, Inc., 5.5%,
                             11/1/25 (144A)                                                        2,457,650
       16,483,000            Valeant Pharmaceuticals International, Inc., 5.875%,
                             5/15/23 (144A)                                                       15,143,756
          935,000            Valeant Pharmaceuticals International, Inc., 6.5%,
                             3/15/22 (144A)                                                          970,063
        1,250,000            Valeant Pharmaceuticals International, Inc., 7.0%,
                             3/15/24 (144A)                                                        1,318,750
                                                                                              --------------
                                                                                              $   27,442,789
                                                                                              --------------
                             Total Pharmaceuticals, Biotechnology & Life Sciences             $   28,631,896
------------------------------------------------------------------------------------------------------------
                             REAL ESTATE -- 1.2%
                             Diversified REIT -- 0.1%
        1,225,000            MPT Operating Partnership LP / MPT Finance Corp.,
                             5.0%, 10/15/27                                                   $    1,160,688
------------------------------------------------------------------------------------------------------------
                             Residential REIT -- 0.2%
        1,480,000            Kennedy-Wilson, Inc., 5.875%, 4/1/24                             $    1,457,800
------------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

                        Pioneer High Yield Fund | Semiannual Report | 4/30/18 35

------------------------------------------------------------------------------------------------------------
 Principal
 Amount
 USD ($)                                                                                      Value
------------------------------------------------------------------------------------------------------------
                             Specialized REIT -- 0.9%
        6,000,000            Iron Mountain, Inc., 4.875%, 9/15/27 (144A)                      $    5,647,500
        2,075,000            Uniti Group LP / Uniti Group Finance, Inc. / CSL Capital LLC,
                             6.0%, 4/15/23 (144A)                                                  2,028,312
                                                                                              --------------
                                                                                              $    7,675,812
                                                                                              --------------
                             Total Real Estate                                                $   10,294,300
------------------------------------------------------------------------------------------------------------
                             RETAILING -- 0.9%
                             Apparel Retail -- 0.2%
        1,395,000            L Brands, Inc., 5.25%, 2/1/28                                    $    1,306,069
------------------------------------------------------------------------------------------------------------
                             Automotive Retail -- 0.3%
        2,900,000            Asbury Automotive Group, Inc., 6.0%, 12/15/24                    $    2,892,750
------------------------------------------------------------------------------------------------------------
                             Department Stores -- 0.0%+
         400,000             JC Penney Corp., Inc., 8.625%, 3/15/25 (144A)                    $      373,000
------------------------------------------------------------------------------------------------------------
                             Specialty Stores -- 0.4%
        2,070,000            PetSmart, Inc., 5.875%, 6/1/25 (144A)                            $    1,485,225
        3,542,000            PetSmart, Inc., 7.125%, 3/15/23 (144A)                                2,054,360
                                                                                              --------------
                                                                                              $    3,539,585
                                                                                              --------------
                             Total Retailing                                                  $    8,111,404
------------------------------------------------------------------------------------------------------------
                             SOFTWARE & SERVICES -- 2.5%
                             Application Software -- 0.3%
        2,245,000            Open Text Corp., 5.875%, 6/1/26 (144A)                           $    2,334,127
------------------------------------------------------------------------------------------------------------
                             Data Processing & Outsourced Services -- 1.4%
        2,848,000            Alliance Data Systems Corp., 5.875%, 11/1/21 (144A)              $    2,897,840
        2,125,000            Cardtronics, Inc. / Cardtronics USA, Inc., 5.5%,
                             5/1/25 (144A)                                                         1,970,938
        2,750,000            First Data Corp., 5.0%, 1/15/24 (144A)                                2,770,625
        3,350,000            First Data Corp., 5.75%, 1/15/24 (144A)                               3,391,875
        1,830,000            First Data Corp., 7.0%, 12/1/23 (144A)                                1,914,875
                                                                                              --------------
                                                                                              $   12,946,153
------------------------------------------------------------------------------------------------------------
                             Internet Software & Services -- 0.4%
        3,225,000            Cimpress NV, 7.0%, 4/1/22 (144A)                                 $    3,345,937
------------------------------------------------------------------------------------------------------------
                             IT Consulting & Other Services -- 0.4%
        3,690,000            Rackspace Hosting, Inc., 8.625%, 11/15/24 (144A)                 $    3,740,737
                                                                                              --------------
                             Total Software & Services                                        $   22,366,954
------------------------------------------------------------------------------------------------------------
                             TECHNOLOGY HARDWARE & EQUIPMENT -- 1.1%
                             Communications Equipment -- 0.2%
        1,510,000            CommScope Technologies LLC, 5.0%, 3/15/27 (144A)                 $    1,445,825
------------------------------------------------------------------------------------------------------------
                             Computer Hardware Storage & Peripherals -- 0.4%
        3,835,000            Diebold Nixdorf, Inc., 8.5%, 4/15/24                             $    3,978,812
------------------------------------------------------------------------------------------------------------
                             Electronic Components -- 0.2%
     EUR1,530,000            Belden, Inc., 3.875%, 3/15/28                                    $    1,800,963
------------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

36 Pioneer High Yield Fund | Semiannual Report | 4/30/18

------------------------------------------------------------------------------------------------------------
 Principal
 Amount
 USD ($)                                                                                      Value
------------------------------------------------------------------------------------------------------------
                             Electronic Equipment & Instruments -- 0.2%
        1,995,000            Itron, Inc., 5.0%, 1/15/26 (144A)                                $    1,960,088
------------------------------------------------------------------------------------------------------------
                             Electronic Manufacturing Services -- 0.1%
          695,000            TTM Technologies, Inc., 5.625%, 10/1/25 (144A)                   $      681,100
                                                                                              --------------
                             Total Technology Hardware & Equipment                            $    9,866,788
------------------------------------------------------------------------------------------------------------
                             TELECOMMUNICATION SERVICES -- 6.9%
                             Integrated Telecommunication Services -- 3.0%
        1,840,000            Altice Financing SA, 6.625%, 2/15/23 (144A)                      $    1,840,000
        1,375,000            Altice US Finance I Corp., 5.375%, 7/15/23 (144A)                     1,376,719
        1,055,000            Altice US Finance I Corp., 5.5%, 5/15/26 (144A)                       1,031,262
        1,996,000            CenturyLink, Inc., 5.8%, 3/15/22                                      1,986,020
        2,575,000            CenturyLink, Inc., 6.45%, 6/15/21                                     2,631,328
        1,750,000            CyrusOne LP / CyrusOne Finance Corp., 5.0%, 3/15/24                   1,754,375
        2,000,000            Frontier Communications Corp., 8.5%, 4/1/26 (144A)                    1,945,000
        2,500,000            Frontier Communications Corp., 8.75%, 4/15/22                         2,081,250
        3,600,000            Frontier Communications Corp., 11.0%, 9/15/25                         2,763,000
          475,000            Level 3 Financing, Inc., 5.375%, 5/1/25                                 467,732
        1,575,000            SFR Group SA, 6.0%, 5/15/22 (144A)                                    1,552,351
        2,975,000            Windstream Services LLC / Windstream Finance Corp.,
                             6.375%, 8/1/23                                                        1,740,375
        1,825,000            Windstream Services LLC / Windstream Finance Corp.,
                             7.75%, 10/15/20                                                       1,564,938
        2,550,000            Windstream Services LLC / Windstream Finance Corp.,
                             8.625%, 10/31/25 (144A)                                               2,339,625
        3,519,000            Windstream Services LLC / Windstream Finance Corp.,
                             8.75%, 12/15/24 (144A)                                                2,102,603
                                                                                              --------------
                                                                                              $   27,176,578
------------------------------------------------------------------------------------------------------------
                             Wireless Telecommunication Services -- 3.9%
       18,573,000            Sprint Corp., 7.25%, 9/15/21                                     $   19,710,596
        2,050,000            T-Mobile USA, Inc., 4.75%, 2/1/28                                     1,972,715
        3,445,000            T-Mobile USA, Inc., 5.125%, 4/15/25                                   3,470,838
          700,000            T-Mobile USA, Inc., 6.0%, 4/15/24                                       733,250
          860,000            T-Mobile USA, Inc., 6.5%, 1/15/26                                       914,025
        3,350,000            WCP Issuer LLC, 6.657%, 8/15/20 (144A)                                3,465,848
        5,345,000            Wind Tre S.p.A., 5.0%, 1/20/26 (144A)                                 4,486,593
                                                                                              --------------
                                                                                              $   34,753,865
                                                                                              --------------
                             Total Telecommunication Services                                 $   61,930,443
------------------------------------------------------------------------------------------------------------
                             TRANSPORTATION -- 0.7%
                             Airlines -- 0.4%
        1,920,000            Air Canada 2015-1 Class C Pass Through Trust, 5.0%,
                             3/15/20 (144A)                                                   $    1,944,000
        1,060,000            DAE Funding LLC, 4.5%, 8/1/22 (144A)                                  1,020,250
                                                                                              --------------
                                                                                              $    2,964,250
------------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

                        Pioneer High Yield Fund | Semiannual Report | 4/30/18 37

------------------------------------------------------------------------------------------------------------
 Principal
 Amount
 USD ($)                                                                                      Value
------------------------------------------------------------------------------------------------------------
                             Trucking -- 0.3%
        3,500,000            Syncreon Group BV / syncreon Global Finance US, Inc.,
                             8.625%, 11/1/21 (144A)                                           $    2,940,000
                                                                                              --------------
                             Total Transportation                                             $    5,904,250
------------------------------------------------------------------------------------------------------------
                             UTILITIES -- 3.3%
                             Electric Utilities -- 0.1%
          600,000            NextEra Energy Operating Partners LP, 4.25%, 9/15/24 (144A)      $      579,000
------------------------------------------------------------------------------------------------------------
                             Gas Utilities -- 1.3%
          925,000            AmeriGas Partners LP / AmeriGas Finance Corp.,
                             5.5%, 5/20/25                                                    $      908,812
        1,065,000            DCP Midstream Operating LP, 2.7%, 4/1/19                              1,054,361
          913,000            DCP Midstream Operating LP, 3.875%, 3/15/23                             881,045
        3,400,000            DCP Midstream Operating LP, 5.6%, 4/1/44                              3,332,000
          900,000            Ferrellgas LP / Ferrellgas Finance Corp., 6.5%, 5/1/21                  861,750
        3,585,000            Ferrellgas LP / Ferrellgas Finance Corp., 6.75%, 1/15/22              3,378,862
        1,550,000            Ferrellgas LP / Ferrellgas Finance Corp., 6.75%, 6/15/23              1,400,813
                                                                                              --------------
                                                                                              $   11,817,643
------------------------------------------------------------------------------------------------------------
                             Independent Power Producers & Energy Traders -- 1.9%
        6,267,000            Calpine Corp., 5.75%, 1/15/25                                    $    5,750,599
        1,669,000            NRG Energy, Inc., 6.25%, 5/1/24                                       1,725,329
        2,694,000            NRG Energy, Inc., 6.625%, 1/15/27                                     2,771,453
          710,000            NRG Energy, Inc., 7.25%, 5/15/26                                        757,137
          344,408            NSG Holdings LLC / NSG Holdings, Inc., 7.75%,
                             12/15/25 (144A)                                                         377,127
        2,950,000            TerraForm Power Operating LLC, 4.25%, 1/31/23 (144A)                  2,817,250
        3,002,000            Vistra Energy Corp., 8.0%, 1/15/25 (144A)                             3,253,417
                                                                                              --------------
                                                                                              $   17,452,312
                                                                                              --------------
                             Total Utilities                                                  $   29,848,955
------------------------------------------------------------------------------------------------------------
                             TOTAL CORPORATE BONDS
                             (Cost $675,939,247)                                              $  675,058,861
------------------------------------------------------------------------------------------------------------
                             U.S. GOVERNMENT AND AGENCY OBLIGATIONS --
                             2.1% of Net Assets
        2,225,000(b)         U.S. Treasury Bills, 5/10/18                                     $    2,224,146
       11,440,000(b)         U.S. Treasury Bills, 5/17/18                                         11,431,891
        5,425,000(b)         U.S. Treasury Bills, 5/24/18                                          5,419,463
                                                                                              --------------
                                                                                              $   19,075,500
------------------------------------------------------------------------------------------------------------
                             TOTAL U.S. GOVERNMENT AND AGENCY OBLIGATIONS
                             (Cost $19,075,190)                                               $   19,075,500
------------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

38 Pioneer High Yield Fund | Semiannual Report | 4/30/18

------------------------------------------------------------------------------------------------------------
 Principal
 Amount
 USD ($)                                                                                      Value
------------------------------------------------------------------------------------------------------------
                             SENIOR SECURED FLOATING RATE
                             LOAN INTERESTS -- 5.6% of Net Assets*(f)
                             AUTOMOBILES & COMPONENTS -- 0.9%
                             Auto Parts & Equipment -- 0.9%
            4,095            Allison Transmission, Inc., New Term Loan, 3.65% (LIBOR +
                             175 bps), 9/23/22                                                $        4,133
        1,548,090            TI Group Automotive Systems LLC, Initial US Term Loan,
                             4.401% (LIBOR + 250 bps), 6/30/22                                     1,561,863
        6,786,973            Tower Automotive Holdings USA LLC, Initial Term Loan,
                             4.688% (LIBOR + 275 bps), 3/7/24                                      6,823,738
                                                                                              --------------
                             Total Automobiles & Components                                   $    8,389,734
------------------------------------------------------------------------------------------------------------
                             CAPITAL GOODS -- 0.3%
                             Building Products -- 0.3%
        2,370,763            Builders FirstSource, Inc., Refinancing Term Loan, 5.302%
                             (LIBOR + 300 bps), 2/29/24                                       $    2,387,062
                                                                                              --------------
                             Total Capital Goods                                              $    2,387,062
------------------------------------------------------------------------------------------------------------
                             COMMERCIAL SERVICES & SUPPLIES -- 0.1%
                             Diversified Support Services -- 0.0%+
          408,216            IAP Worldwide Services, Inc., Second Lien Term Loan,
                             8.802% (LIBOR + 650 bps), 7/18/19                                $      402,092
------------------------------------------------------------------------------------------------------------
                             Environmental & Facilities Services -- 0.1%
          598,892            WCA Waste Systems, Inc., Initial Term Loan, 4.401%
                             (LIBOR + 250 bps), 8/11/23                                       $      603,009
                                                                                              --------------
                             Total Commercial Services & Supplies                             $    1,005,101
------------------------------------------------------------------------------------------------------------
                             ENERGY -- 0.4%
                             Oil & Gas Drilling -- 0.4%
        3,210,000            Gavilan Resources LLC, Second Lien Initial Term Loan,
                             7.897% (LIBOR + 600 bps), 3/1/24                                 $    3,199,969
                                                                                              --------------
                             Total Energy                                                     $    3,199,969
------------------------------------------------------------------------------------------------------------
                             HEALTH CARE EQUIPMENT & SERVICES -- 0.7%
                             Health Care Services -- 0.5%
        1,093,125            Alliance HealthCare Services, Inc., First Lien Initial Term Loan,
                             6.401% (LIBOR + 450 bps), 10/24/23                               $    1,101,779
          688,385            Ardent Legacy Acquisitions, Inc. (Ardent Mergeco LLC),
                             Term Loan, 7.401% (LIBOR + 550 bps), 8/4/21                             692,688
        2,486,400            National Mentor Holdings, Inc., Tranche B Term Loan,
                             5.302% (LIBOR + 300 bps), 1/31/21                                     2,506,602
                                                                                              --------------
                                                                                              $    4,301,069
------------------------------------------------------------------------------------------------------------
                             Health Care Supplies -- 0.2%
        1,821,238            Kinetic Concepts, Inc., Dollar Term Loan, 5.552% (LIBOR +
                             325 bps), 2/2/24                                                 $    1,835,751
                                                                                              --------------
                             Total Health Care Equipment & Services                           $    6,136,820
------------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

                        Pioneer High Yield Fund | Semiannual Report | 4/30/18 39

------------------------------------------------------------------------------------------------------------
 Principal
 Amount
 USD ($)                                                                                      Value
------------------------------------------------------------------------------------------------------------
                             HOUSEHOLD & PERSONAL PRODUCTS -- 0.3%
                             Personal Products -- 0.3%
        3,924,227            Revlon Consumer Products Corp., Initial Term Loan B,
                             5.401% (LIBOR + 350 bps), 9/7/23                                 $    3,078,677
                                                                                              --------------
                             Total Household & Personal Products                              $    3,078,677
------------------------------------------------------------------------------------------------------------
                             INSURANCE -- 0.0%+
                             Multi-line Insurance -- 0.0%+
          359,527            Alliant Holdings I LLC, Initial Term Loan, 5.151% (LIBOR +
                             325 bps), 8/12/22                                                $      362,320
                                                                                              --------------
                             Total Insurance                                                  $      362,320
------------------------------------------------------------------------------------------------------------
                             MATERIALS -- 0.5%
                             Specialty Chemicals -- 0.1%
        1,038,900            Axalta Coating Systems Dutch Holding B BV (Axalta
                             Coating Systems US Holdings, Inc.), Term B-3 Dollar Loan,
                             4.052% (LIBOR + 175 bps), 6/1/24                                 $    1,044,207
------------------------------------------------------------------------------------------------------------
                             Steel -- 0.4%
        3,389,841            Zekelman Industries, Inc. (fka JMC Steel Group, Inc.), Term
                             Loan, 4.999% (LIBOR + 275 bps), 6/14/21                          $    3,411,732
                                                                                              --------------
                             Total Materials                                                  $    4,455,939
------------------------------------------------------------------------------------------------------------
                             MEDIA -- 0.2%
                             Broadcasting -- 0.2%
        1,365,614            Univision Communications, Inc., 2017 Replacement
                             Repriced First Lien Term Loan, 4.651% (LIBOR +
                             275 bps), 3/15/24                                                $    1,348,923
                                                                                              --------------
                             Total Media                                                      $    1,348,923
------------------------------------------------------------------------------------------------------------
                             RETAILING -- 0.7%
                             Automotive Retail -- 0.5%
        4,275,100            CWGS Group LLC, Term Loan, 4.641%/4.877% (LIBOR +
                             275/300 bps), 11/23/23                                           $    4,304,491
------------------------------------------------------------------------------------------------------------
                             Department Stores -- 0.2%
        2,487,013            Neiman Marcus Group, Ltd., LLC, Other Term Loan, 5.141%
                             (LIBOR + 325 bps), 10/25/20                                      $    2,193,901
                                                                                              --------------
                             Total Retailing                                                  $    6,498,392
------------------------------------------------------------------------------------------------------------
                             SEMICONDUCTORS & SEMICONDUCTOR
                             EQUIPMENT -- 0.3%
                             Semiconductors -- 0.3%
        2,185,731            ON Semiconductor Corp., 2017 New Replacement
                             Term B-2 Loan, 3.901% (LIBOR + 200 bps), 3/31/23                 $    2,201,851
                                                                                              --------------
                             Total Semiconductors & Semiconductor Equipment                   $    2,201,851
------------------------------------------------------------------------------------------------------------
                             TELECOMMUNICATION SERVICES -- 1.1%
                             Integrated Telecommunication Services -- 0.5%
        5,000,000            Level 3 Financing, Inc., Tranche B 2024 Term Loan,
                             4.148% (LIBOR + 225 bps), 2/22/24                                $    5,024,555
------------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

40 Pioneer High Yield Fund | Semiannual Report | 4/30/18

------------------------------------------------------------------------------------------------------------
 Principal
 Amount
 USD ($)                                                                                      Value
------------------------------------------------------------------------------------------------------------
                             Wireless Telecommunication Services -- 0.6%
        5,100,408            Virgin Media Bristol LLC, Facility K, 4.397% (LIBOR +
                             250 bps), 1/15/26                                                $    5,131,934
                                                                                              --------------
                             Total Telecommunication Services                                 $   10,156,489
------------------------------------------------------------------------------------------------------------
                             UTILITIES -- 0.1%
                             Electric Utilities -- 0.1%
          170,777            Vistra Operations Co., LLC (fka Tex Operations Co., LLC),
                             Initial Term C Loan, 4.401% (LIBOR + 250 bps), 8/4/23            $      172,165
          961,262            Vistra Operations Co., LLC (fka Tex Operations Co., LLC),
                             Initial Term Loan, 4.401% (LIBOR + 250 bps), 8/4/23                     969,072
                                                                                              --------------
                             Total Utilities                                                  $    1,141,237
------------------------------------------------------------------------------------------------------------
                             TOTAL SENIOR SECURED FLOATING RATE LOAN INTERESTS
                             (Cost $50,224,521)                                               $   50,362,514
------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------
 Shares
------------------------------------------------------------------------------------------------------------
                             RIGHTS/WARRANTS -- 0.0%+ of Net Assets
                             ENERGY -- 0.0%+
                             Coal & Consumable Fuels -- 0.0%+
              921(e)(j)      Contura Energy, Inc.                                             $       24,268
------------------------------------------------------------------------------------------------------------
                             Oil & Gas Exploration & Production -- 0.0%+
        4,728,525(e)         ANR, Inc.                                                        $       63,835
            2,136(e)(k)      BioScrip, Inc.                                                            1,260
            2,136(e)(l)      BioScrip, Inc.                                                            1,581
            7,233^(e)(m)     Midstates Petroleum Co., Inc.                                                --
                                                                                              --------------
                                                                                              $       66,676
                                                                                              --------------
                             Total Energy                                                     $       90,944
------------------------------------------------------------------------------------------------------------
                             TOTAL RIGHTS/WARRANTS
                             (Cost $598,120)                                                  $       90,944
------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------
 Principal
 Amount
 USD ($)
------------------------------------------------------------------------------------------------------------
                             TEMPORARY CASH INVESTMENTS --
                             0.9% of Net Assets
                             REPURCHASE AGREEMENTS -- 0.9%
        3,150,000            $3,150,000 ScotiaBank, 1.73%, dated 4/30/18 plus
                             accrued interest on 5/1/18 collateralized by the following:
                             $1,095,878 Freddie Mac Giant, 4.0%, 5/1/47
                             $2,117,276 Federal National Mortgage Association,
                             3.0% - 4.0%, 6/1/29 - 11/1/44.                                   $    3,150,000
        2,250,000            $2,250,000 TD Securities USA LLC, 1.73%, dated
                             4/30/18 plus accrued interest on 5/1/18
                             collateralized by:
                             $2,295,077 U.S. Treasury Notes, 2.0%, 4/30/24.                        2,250,000

The accompanying notes are an integral part of these financial statements.

                        Pioneer High Yield Fund | Semiannual Report | 4/30/18 41

------------------------------------------------------------------------------------------------------------
 Principal
 Amount
 USD ($)                                                                                      Value
------------------------------------------------------------------------------------------------------------
                             REPURCHASE AGREEMENTS -- (continued)
        2,250,000            $2,250,000 TD Securities USA LLC, 1.75%, dated
                             4/30/18 plus accrued interest on 5/1/18 collateralized by:
                             $2,295,077 U.S. Treasury Notes, 2.0%, 4/30/24.                   $    2,250,000
                                                                                              --------------
                                                                                              $    7,650,000
------------------------------------------------------------------------------------------------------------
                             TOTAL TEMPORARY CASH INVESTMENTS
                             (Cost $7,650,000)                                                $    7,650,000
------------------------------------------------------------------------------------------------------------
                             TOTAL INVESTMENTS IN UNAFFILIATED ISSUERS -- 98.8%
                             (Cost $877,902,881)                                              $  884,239,705
------------------------------------------------------------------------------------------------------------
                             OTHER ASSETS AND LIABILITIES -- 1.2%                             $   10,430,299
------------------------------------------------------------------------------------------------------------
                             NET ASSETS -- 100.0%                                             $  894,670,004
============================================================================================================

bps          Basis Points.

LIBOR        London Interbank Offered Rate.

REIT         Real Estate Investment Trust.

ZERO         Zero Constant Index.

(144A) Security is exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be resold normally to qualified institutional buyers in a transaction exempt from registration. At April 30, 2018, the value of these securities amounted to $337,412,271, or 37.7% of net assets.

(Cat Bond)   Catastrophe or event-linked bond. At April 30, 2018,
             the value of these securities amounted to $8,978,451, or 1.0% of net assets. See Notes to Financial Statements -- Note 1H.

+            Amount rounds to less than 0.1%.

* Senior secured floating rate loan interests in which the Fund invests generally pay interest at rates that are periodically redetermined by reference to a base lending rate plus a premium. These base lending rates are generally (i) the lending rate offered by one or more major European banks, such as LIBOR, (ii) the prime rate offered by one or more major United States banks,
             (iii) the rate of a certificate of deposit or (iv) other base lending rates used by commercial lenders. The interest rate shown is the rate accruing at April 30, 2018.

+ Securities that used significant unobservable inputs to determine their value.

^ Security is valued using fair value methods (other than prices supplied by independent pricing services). See Notes to Financial Statements -- Note 1A.

(a) Debt obligation initially issued at one coupon which converts to a higher coupon at a specific date. The rate shown is the rate at April 30, 2018.

(b) Security issued with a zero coupon. Income is recognized through accretion of discount.

(c) The interest rate is subject to change periodically. The interest rate, reference index and spread shown at April 30, 2018.

(d)          Security is perpetual in nature and has no stated maturity date.

(e)          Non-income producing security.

(f) Floating rate note. Coupon rate, reference index and spread shown at April 30, 2018.

The accompanying notes are an integral part of these financial statements.

42 Pioneer High Yield Fund | Semiannual Report | 4/30/18

(g) Structured reinsurance investment. At April 30, 2018, the value of these securities amounted to $21,882,945, or 2.4% of net assets. See Notes to Financial Statements -- Note 1H.

(h)          Rate to be determined.

(i) Payment in Kind (PIK) security which may pay interest in the form of additional principal amount.

(j)          Contura Energy, Inc. warrants are exercisable into 1,059 shares.

(k)          BioScrip, Inc. warrants are exercisable into 2,136 shares.

(l)          BioScrip, Inc. warrants are exercisable into 2,136 shares.

(m) Midstates Petroleum Co., Inc. warrants are exercisable into 7,233 shares.

Purchases and sales of securities (excluding temporary cash investments) for the six months ended April 30, 2018, were as follows:

---------------------------------------------------------------------------------
                                              Purchases             Sales
---------------------------------------------------------------------------------
Long-Term U.S. Government Securities          $          --         $  13,000,000
Other Long-term Securities                    $ 232,108,340         $ 257,688,211

The Fund is permitted to engage in purchase and sale transactions ("cross trades") with certain funds and accounts for which Amundi Pioneer Asset Management, Inc., formerly Pioneer Investment Management, Inc. (the "Adviser") serves as the Fund's investment adviser, as set forth in Rule 17a-7 under the Investment Company Act of 1940, pursuant to procedures adopted by the Board of Trustees. Under these procedures, cross trades are effected at current market prices. During the six months ended April 30, 2018, the Fund engaged in purchases and sales pursuant to these procedures amounting to $2,989,886 and $508,625, respectively, which resulted in a net realized gain of $6,125.

At April 30, 2018, the net unrealized appreciation on investments based on cost for federal tax purposes of $881,245,661 was as follows:

     Aggregate gross unrealized appreciation for all investments in which
       there is an excess of value over tax cost                                $ 38,329,629
     Aggregate gross unrealized depreciation for all investments in which
       there is an excess of tax cost over value                                 (32,817,737)
                                                                                ------------
     Net unrealized appreciation                                                $  5,511,892
                                                                                ============

FUTURES CONTRACT

INDEX FUTURES CONTRACT

---------------------------------------------------------------------------------------------------
 Number of
 Contracts                       Expiration     Notional            Market             Unrealized
 Short       Description         Date           Amount              Value              Appreciation
---------------------------------------------------------------------------------------------------
 186         S&P 500 EMINI       6/15/18        $25,936,305         $24,617,100        $1,319,205
---------------------------------------------------------------------------------------------------
 TOTAL FUTURES CONTRACT                         $25,936,305         $24,617,100        $1,319,205
===================================================================================================

The accompanying notes are an integral part of these financial statements.

                        Pioneer High Yield Fund | Semiannual Report | 4/30/18 43

SWAP CONTRACTS
CENTRALLY CLEARED CREDIT DEFAULT SWAP CONTRACTS - SELL PROTECTION

------------------------------------------------------------------------------------------------------------
                Obligation                    Annual
  Notional      Reference/         Pay/       Fixed   Expiration   Premiums     Unrealized       Market
  Amount ($)(1) Index              Receive(2) Rate    Date         Paid         Appreciation     Value
------------------------------------------------------------------------------------------------------------
 13,504,281     Markit CDX         Receive    5.00%   12/20/19     $603,745     $201,455         $ 805,200
                North America
                High Yield
                Index Series 23
  5,798,400     Markit CDX         Receive    5.00%   12/20/20      321,553      104,081           425,634
                North America
                High Yield
                Index Series 25
------------------------------------------------------------------------------------------------------------
TOTAL CENTRALLY CLEARED CREDIT DEFAULT
SWAP CONTRACTS - SELL PROTECTION                                   $925,298     $305,536        $1,230,834
============================================================================================================

OVER THE COUNTER (OTC) CREDIT DEFAULT SWAP CONTRACTS - SELL PROTECTION

----------------------------------------------------------------------------------------------------------------------
                                   Obligation              Annual
Notional                           Reference/   Pay/       Fixed    Expiration  Premiums     Unrealized    Market
Amount ($)(1)   Counterparty       Index        Receive(2) Rate     Date        (Received)   Appreciation  Value
----------------------------------------------------------------------------------------------------------------------
655,000         Goldman Sachs      Chesapeake   Receive    5.00%    6/20/22     $ (80,236)   $ 68,257      $  (11,980)
                International      Energy Corp.

415,000         Goldman Sachs      Chesapeake   Receive    5.00%    6/20/22       (50,837)     43,247          (7,590)
                International      Energy Corp.

690,000         Goldman Sachs      Chesapeake   Receive    5.00%    6/20/22       (77,625)     65,003         (12,621)
                International      Energy Corp.
----------------------------------------------------------------------------------------------------------------------
TOTAL OVER THE COUNTER (OTC) CREDIT DEFAULT
SWAP CONTRACTS - SELL PROTECTION                                                $(208,698)   $176,507      $  (32,191)
======================================================================================================================
TOTAL SWAP CONTRACTS                                                            $ 716,600    $482,043      $1,198,643
======================================================================================================================

(1) The notional amount is the maximum amount that a seller of credit protection would be obligated to pay upon occurrence of a credit event.

(2)   Receives Quarterly.

Principal amounts are denominated in U.S. dollars unless otherwise noted.

EUR   - Euro

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in the three broad levels below.

      Level 1 - quoted prices in active markets for identical securities.

      Level 2 - other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.). See Notes to Financial Statements -- Note 1A.

      Level 3 - significant unobservable inputs (including the Fund's own assumptions in determining fair value of investments). See Notes to Financial Statements -- Note 1A.

The accompanying notes are an integral part of these financial statements.

44 Pioneer High Yield Fund | Semiannual Report | 4/30/18

The following is a summary of the inputs used as of April 30, 2018, in valuing the Fund's investments.

------------------------------------------------------------------------------------------------
                                 Level 1          Level 2          Level 3          Total
------------------------------------------------------------------------------------------------

Convertible Corporate Bonds      $            --  $    75,547,318  $            --  $ 75,547,318
Preferred Stocks                       2,601,699               --               --     2,601,699
Convertible Preferred Stocks
  Health Care Equipment &
     Services
       Health Care Services                   --               --           68,237        68,237
  All Other Convertible
     Preferred Stocks                 11,934,630               --               --    11,934,630
Common Stocks
  Commercial & Professional
     Services
     Environmental & Facilities
       Services                               --               --              737           737
  Energy
     Oil & Gas Exploration &
       Production                         27,450               --        1,497,918     1,525,368
  All Other Common Stocks             28,194,625               --               --    28,194,625
Asset Backed Security                         --          747,983               --       747,983
Collateralized Mortgage
  Obligations                                 --       11,381,289               --    11,381,289
Corporate Bonds
  Insurance
     Reinsurance                              --        8,578,731       22,282,665    30,861,396
  All Other Corporate Bonds                   --      644,197,465               --   644,197,465
U.S. Government and
  Agency Obligations                          --       19,075,500               --    19,075,500
Senior Secured Floating
  Rate Loan Interests                         --       50,362,514               --    50,362,514
Rights/Warrants
  Energy
     Oil & Gas Exploration &
       Production                             --           63,835            2,841        66,676
  All Other Rights/Warrants               24,268               --               --        24,268
Repurchase Agreements                         --        7,650,000               --     7,650,000
------------------------------------------------------------------------------------------------
Total Investments in Securities  $    42,782,672  $   817,604,635  $    23,852,398  $884,239,705
================================================================================================
Other Financial Instruments
Unrealized appreciation
  on futures contracts           $     1,319,205  $            --  $            --  $  1,319,205
Swap contracts, at value                      --        1,198,643               --     1,198,643
------------------------------------------------------------------------------------------------
Total Other
  Financial Instruments          $     1,319,205  $     1,198,643  $            --  $  2,517,848
================================================================================================

The accompanying notes are an integral part of these financial statements.

                        Pioneer High Yield Fund | Semiannual Report | 4/30/18 45

The following is a reconciliation of assets valued using significant unobservable inputs (Level 3):

------------------------------------------------------------------------------------------------
                                 Convertible
                                 Preferred    Common       Corporate      Rights/
                                 Stocks       Stocks       Bonds          Warrants  Total
------------------------------------------------------------------------------------------------
Balance as of 10/31/17           $68,774      $1,498,655   $17,918,535    $2,649    $19,488,613
Realized gain (loss)(1)               --              --      (122,266)       --       (122,266)
Change in unrealized
   appreciation (depreciation)(2)   (537)             --    (1,129,378)      192     (1,129,723)
Accrued discounts/premiums            --              --         1,797        --          1,797
Purchases                             --              --    13,539,260        --     13,539,260
Sales                                 --              --    (8,325,051)       --     (8,325,051)
Transfers in to Level 3*              --              --       399,768        --        399,768
Transfers out of Level 3*             --              --            --        --             --
------------------------------------------------------------------------------------------------
Balance as of 4/30/18            $68,237      $1,498,655   $22,282,665    $2,841    $23,852,398
================================================================================================

(1)   Realized gain (loss) on these securities is included in the realized gain
      (loss) from investments on the Statement of Operations.

(2) Unrealized appreciation (depreciation) on these securities is included in the change in unrealized appreciation (depreciation) from investments on the Statement of Operations.

* Transfers are calculated on the beginning of period value. For the six months ended April 30, 2018, securities with an aggregate market value of $399,768 transferred from Level 2 to Level 3. The change was due to the use of unobservable inputs. There were no other transfers between Levels 1, 2 and 3.


      Net change in unrealized appreciation (depreciation) of Level 3 investments still held and considered Level 3 at
      April 30, 2018:                                                   $ (399,599)
                                                                        ----------

The accompanying notes are an integral part of these financial statements.

46 Pioneer High Yield Fund | Semiannual Report | 4/30/18

Statement of Assets and Liabilities | 4/30/18 (unaudited)

ASSETS:
  Investments in unaffiliated issuers, at value (cost $877,902,881)          $884,239,705
  Cash                                                                          2,288,792
  Foreign currencies, at value (cost $1,924,910)                                1,881,578
  Futures collateral                                                            1,179,000
  Swaps collateral                                                                993,672
  Variation margin for futures contracts                                          227,850
  Variation margin for centrally cleared swap contracts                             2,838
  Unrealized appreciation on futures contracts                                  1,319,205
  Swap contracts, at value (net premiums paid $716,600)                         1,198,643
  Receivables --
     Investment securities sold                                                 3,890,823
     Fund shares sold                                                             527,762
     Dividends                                                                     33,842
     Interest                                                                  11,127,706
  Other assets                                                                     56,830
-----------------------------------------------------------------------------------------
          Total assets                                                       $908,968,246
=========================================================================================
LIABILITIES:
   Payables --
      Investment securities purchased                                        $  8,596,633
      Fund shares repurchased                                                   2,270,405
      Distributions                                                               296,136
      Trustees' fees                                                                3,492
   Due to broker for futures                                                    1,320,135
   Due to broker for swaps                                                      1,234,665
   Due to affiliates                                                              166,074
   Accrued expenses                                                               410,702
-----------------------------------------------------------------------------------------
          Total liabilities                                                  $ 14,298,242
=========================================================================================
NET ASSETS:
  Paid-in capital                                                            $914,838,668
  Distributions in excess of net investment income                               (282,269)
  Accumulated net realized loss on investments                                (27,980,809)
  Net unrealized appreciation on investments                                    8,094,414
-----------------------------------------------------------------------------------------
         Net assets                                                          $894,670,004
=========================================================================================
NET ASSET VALUE PER SHARE:
No par value (unlimited number of shares authorized)
  Class A (based on $488,222,864/50,933,767 shares)                          $       9.59
  Class C (based on $167,046,488/17,063,228 shares)                          $       9.79
  Class R (based on $19,428,031/1,790,112 shares)                            $      10.85
  Class Y (based on $219,972,621/22,926,739 shares)                          $       9.59
MAXIMUM OFFERING PRICE:
  Class A ($9.59 (divided by) 95.5%)                                         $      10.04
=========================================================================================

The accompanying notes are an integral part of these financial statements.

                        Pioneer High Yield Fund | Semiannual Report | 4/30/18 47

Statement of Operations (unaudited)

For the Six Months Ended 4/30/18

INVESTMENT INCOME:
   Interest from unaffiliated issuers                       $  26,538,723
   Dividends from unaffiliated issuers                            886,491
-----------------------------------------------------------------------------------------
      Total investment income                                               $  27,425,214
-----------------------------------------------------------------------------------------
EXPENSES:
  Management fees                                           $   3,104,440
  Administrative expense                                          156,603
  Transfer agent fees
     Class A                                                      309,764
     Class C                                                       77,773
     Class R                                                       27,834
     Class Y                                                      105,148
  Distribution fees
     Class A                                                      618,226
     Class C                                                      891,509
     Class R                                                       54,047
  Shareowner communications expense                                59,865
  Custodian fees                                                   23,609
  Registration fees                                                31,094
  Professional fees                                                53,294
  Printing expense                                                 21,351
  Pricing fees                                                     14,763
  Trustees' fees                                                   17,752
  Insurance expense                                                 6,158
  Miscellaneous                                                    46,713
-----------------------------------------------------------------------------------------
     Total expenses                                                         $   5,619,943
-----------------------------------------------------------------------------------------
         Net investment income                                              $  21,805,271
-----------------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
  Net realized gain (loss) on:
     Investments in unaffiliated issuers                    $   7,539,193
     Futures contracts                                         (3,220,161)
     Swap contracts                                               238,667
     Other assets and liabilities denominated
        in foreign currencies                                      13,241   $   4,570,940
-----------------------------------------------------------------------------------------
  Change in net unrealized appreciation (depreciation) on:
     Investments in unaffiliated issuers                    $ (27,568,823)
     Futures contracts                                          2,499,223
     Swap contracts                                               (38,012)
     Other assets and liabilities denominated
        in foreign currencies                                     (41,931)  $ (25,149,543)
-----------------------------------------------------------------------------------------
  Net realized and unrealized gain (loss) on investments                    $ (20,578,603)
-----------------------------------------------------------------------------------------
  Net increase in net assets resulting from operations                      $   1,226,668
=========================================================================================

The accompanying notes are an integral part of these financial statements.

48 Pioneer High Yield Fund | Semiannual Report | 4/30/18

Statements of Changes in Net Assets

-------------------------------------------------------------------------------------------
                                                            Six Months
                                                            Ended
                                                            4/30/18         Year Ended
                                                            (unaudited)     10/31/17
-------------------------------------------------------------------------------------------
FROM OPERATIONS:
Net investment income (loss)                                $  21,805,271   $   48,130,843
Net realized gain (loss) on investments                         4,570,940       24,970,616
Change in net unrealized appreciation (depreciation) on
  investments                                                 (25,149,543)      15,313,045
-------------------------------------------------------------------------------------------
      Net increase in net assets resulting from operations  $   1,226,668   $   88,414,504
-------------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREOWNERS:
Net investment income:
      Class A ($0.23 and $0.47 per share, respectively)     $ (11,869,340)  $  (26,300,134)
      Class C ($0.20 and $0.41 per share, respectively)        (3,616,303)      (9,447,432)
      Class R ($0.24 and $0.48 per share, respectively)          (470,702)      (1,247,795)
      Class Y ($0.25 and $0.49 per share, respectively)        (5,666,335)     (11,451,263)
-------------------------------------------------------------------------------------------
         Total distributions to shareowners                 $ (21,622,680)  $  (48,446,624)
-------------------------------------------------------------------------------------------
FROM FUND SHARE TRANSACTIONS:
Net proceeds from sales of shares                           $  61,646,842   $  154,126,288
Reinvestment of distributions                                  19,202,067       42,729,533
Cost of shares repurchased                                   (137,736,792)    (365,104,577)
-------------------------------------------------------------------------------------------
       Net decrease in net assets resulting from Fund
          share transactions                                $ (56,887,883)  $ (168,248,756)
-------------------------------------------------------------------------------------------
       Net decrease in net assets                           $ (77,283,895)  $ (128,280,876)
NET ASSETS:
Beginning of period                                         $ 971,953,899   $1,100,234,775
-------------------------------------------------------------------------------------------
End of period                                               $ 894,670,004   $  971,953,899
-------------------------------------------------------------------------------------------
Distributions in excess of net investment income            $    (282,269)  $     (464,860)
===========================================================================================

The accompanying notes are an integral part of these financial statements.

                        Pioneer High Yield Fund | Semiannual Report | 4/30/18 49

-----------------------------------------------------------------------------------------
                            Six Months     Six Months
                            Ended          Ended
                            4/30/18        4/30/18         Year Ended      Year Ended
                            Shares         Amount          10/31/17        10/31/17
                            (unaudited)    (unaudited)     Shares          Amount
-----------------------------------------------------------------------------------------
Class A
Shares sold                 3,335,505     $  32,295,871      7,265,088     $  70,314,457
Reinvestment of
   distributions            1,062,541        10,293,865      2,416,226        23,373,878
Less shares repurchased    (7,057,623)      (68,468,493)   (17,619,851)     (169,556,007)
-----------------------------------------------------------------------------------------
      Net decrease         (2,659,577)    $ (25,878,757)    (7,938,537)    $ (75,867,672)
=========================================================================================
Class C
Shares sold                   171,521     $   1,700,847        695,591     $   6,788,572
Reinvestment of
   distributions              348,053         3,443,759        808,757         7,988,610
Less shares repurchased    (2,701,562)      (26,774,037)    (9,252,653)      (91,585,846)
-----------------------------------------------------------------------------------------
      Net decrease         (2,181,988)    $ (21,629,431)    (7,748,305)    $ (76,808,664)
=========================================================================================
Class R
Shares sold                   159,096     $   1,748,674        612,267     $   6,675,801
Reinvestment of
   distributions               38,584           423,175         98,530         1,079,060
Less shares repurchased      (604,668)       (6,649,730)    (1,297,690)      (14,226,935)
-----------------------------------------------------------------------------------------
      Net decrease           (406,988)    $  (4,477,881)      (586,893)    $  (6,472,074)
=========================================================================================
Class Y
Shares sold                 2,664,349     $  25,901,450      7,263,541     $  70,347,458
Reinvestment of
   distributions              519,959         5,041,268      1,062,198        10,287,985
Less shares repurchased    (3,692,502)      (35,844,532)    (9,292,859)      (89,735,789)
-----------------------------------------------------------------------------------------
      Net decrease           (508,194)    $  (4,901,814)      (967,120)    $  (9,100,346)
=========================================================================================

The accompanying notes are an integral part of these financial statements.

50 Pioneer High Yield Fund | Semiannual Report | 4/30/18

Financial Highlights

------------------------------------------------------------------------------------------------------------------------------------
                                                         Six Months                                                   Year
                                                         Ended         Year         Year        Year        Year      Ended
                                                         4/30/18       Ended        Ended       Ended       Ended     10/31/13
                                                         (unaudited)   10/31/17     10/31/16*   10/31/15*   10/31/14* (Consolidated)
------------------------------------------------------------------------------------------------------------------------------------
Class A
Net asset value, beginning of period                      $   9.80     $   9.43     $   9.33    $  10.54    $  11.07  $    10.25
------------------------------------------------------------------------------------------------------------------------------------
Increase (decrease) from investment operations:
   Net investment income (loss)                           $   0.23(a)  $   0.46(a)  $   0.46(a) $   0.44(a) $   0.46  $     0.51
   Net realized and unrealized gain (loss)
      on investments                                         (0.21)        0.38         0.19       (0.73)      (0.11)       0.84
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) from investment operations        $   0.02     $   0.84     $   0.65    $  (0.29)   $   0.35  $     1.35
------------------------------------------------------------------------------------------------------------------------------------
Distributions to shareowners:
   Net investment income                                  $  (0.23)    $  (0.47)    $  (0.48)   $  (0.45)   $  (0.49) $    (0.53)
   Net realized gain                                            --           --        (0.07)      (0.47)      (0.39)         --
------------------------------------------------------------------------------------------------------------------------------------
Total distributions                                       $  (0.23)    $  (0.47)    $  (0.55)   $  (0.92)   $  (0.88) $    (0.53)
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net asset value                $  (0.21)    $   0.37     $   0.10    $  (1.21)   $  (0.53) $     0.82
------------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                            $   9.59     $   9.80     $   9.43    $   9.33    $  10.54  $    11.07
====================================================================================================================================
Total return (b)                                              0.22%(c)     9.05%(d)     7.29%      (2.97)%      3.22%      13.52%(e)
Ratio of net expenses to average net assets                   1.15%(f)     1.15%        1.17%       1.17%       1.15%       1.14%
Ratio of net investment income (loss)
   to average net assets                                      4.83%(f)     4.80%        5.09%       4.51%       4.34%       4.82%
Portfolio turnover rate                                         26%(c)       39%          41%         32%         28%         46%
Net assets, end of period (in thousands)                  $488,223     $525,164     $580,260    $651,646    $895,795  $1,206,497
====================================================================================================================================

* The Fund was audited by an independent registered public accounting firm other than Ernst & Young LLP.

(a) The per-share data presented above is based on the average shares outstanding for the periods presented.

(b) Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charges. Total return would be reduced if sales charges were taken into account.

(c)   Not annualized.

(d) If the Fund had not recognized gains in the settlement of class action lawsuits during the year ended October 31, 2017, the total return would have been 8.94%.

(e) If the Fund had not recognized gains in the settlement of class action lawsuits during the year ended October 31, 2013, the total return would have been 13.49%.

(f)   Annualized.

The accompanying notes are an integral part of these financial statements.

                        Pioneer High Yield Fund | Semiannual Report | 4/30/18 51

------------------------------------------------------------------------------------------------------------------------------------
                                                      Six Months                                                      Year
                                                      Ended           Year         Year        Year        Year       Ended
                                                      4/30/18         Ended        Ended       Ended       Ended      10/31/13
                                                      (unaudited)     10/31/17     10/31/16*   10/31/15*   10/31/14*  (Consolidated)
------------------------------------------------------------------------------------------------------------------------------------
Class C
Net asset value, beginning of period                   $  10.01       $   9.63     $   9.52    $  10.74    $  11.28   $  10.43
------------------------------------------------------------------------------------------------------------------------------------
Increase (decrease) from investment operations:
   Net investment income (loss)                        $   0.20(a)    $   0.41(a)  $   0.41(a) $   0.38(a) $   0.40   $   0.44
   Net realized and unrealized gain (loss) on
      investments                                         (0.22)          0.38         0.19       (0.75)      (0.13)      0.87
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) from investment operations     $  (0.02)      $   0.79     $   0.60    $  (0.37)   $   0.27   $   1.31
------------------------------------------------------------------------------------------------------------------------------------
Distributions to shareowners:
   Net investment income                               $  (0.20)      $  (0.41)    $  (0.42)   $  (0.38)   $  (0.42)  $  (0.46)
   Net realized gain                                         --             --        (0.07)      (0.47)      (0.39)        --
------------------------------------------------------------------------------------------------------------------------------------
Total distributions                                    $  (0.20)      $  (0.41)    $  (0.49)   $  (0.85)   $  (0.81)  $  (0.46)
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net asset value             $  (0.22)      $   0.38     $   0.11    $  (1.22)   $  (0.54)  $   0.85
------------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                         $   9.79       $  10.01     $   9.63    $   9.52    $  10.74   $  11.28
====================================================================================================================================
Total return (b)                                          (0.21)%(c)      8.29%(d)     6.60%      (3.64)%      2.41%     12.87%(e)
Ratio of net expenses to average net assets                1.86%(f)       1.86%        1.88%       1.89%       1.83%      1.86%
Ratio of net investment income (loss) to average
   net assets                                              4.12%(f)       4.11%        4.40%       3.79%       3.65%      4.11%
Portfolio turnover rate                                      26%(c)         39%          41%         32%         28%        46%
Net assets, end of period (in thousands)               $167,046       $192,558     $259,910    $310,805    $397,186   $443,442
====================================================================================================================================

* The Fund was audited by an independent registered public accounting firm other than Ernst & Young LLP.

(a) The per-share data presented above is based on the average shares outstanding for the periods presented.

(b) Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charges. Total return would be reduced if sales charges were taken into account.

(c)   Not annualized.

(d) If the Fund had not recognized gains in the settlement of class action lawsuits during the year ended October 31, 2017, the total return would have been 8.18%.

(e) If the Fund had not recognized gains in the settlement of class action lawsuits during the year ended October 31, 2013, the total return would have been 12.75%.

(f)   Annualized.

The accompanying notes are an integral part of these financial statements.

52 Pioneer High Yield Fund | Semiannual Report | 4/30/18

------------------------------------------------------------------------------------------------------------------------------------
                                                       Six Months                                                     Year
                                                       Ended         Year         Year         Year        Year       Ended
                                                       4/30/18       Ended        Ended        Ended       Ended      10/31/13
                                                       (unaudited)   10/31/17     10/31/16*    10/31/15*   10/31/14*  (Consolidated)
------------------------------------------------------------------------------------------------------------------------------------
Class R
Net asset value, beginning of period                   $ 11.09       $ 10.68      $ 10.53      $ 11.84     $ 12.39    $ 11.46
------------------------------------------------------------------------------------------------------------------------------------
Increase (decrease) from investment operations:
   Net investment income (loss)                        $  0.24(a)    $  0.48(a)   $  0.49(a)   $  0.46(a)  $  0.48    $  0.53
   Net realized and unrealized gain (loss) on
      investments                                        (0.24)         0.41         0.22        (0.83)      (0.14)      0.95
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) from investment operations     $  0.00       $  0.89      $  0.71      $ (0.37)    $  0.34    $  1.48
------------------------------------------------------------------------------------------------------------------------------------
Distributions to shareowners:
   Net investment income                               $ (0.24)      $ (0.48)     $ (0.49)     $ (0.47)    $ (0.50)   $ (0.55)
   Net realized gain                                        --            --        (0.07)       (0.47)      (0.39)        --
------------------------------------------------------------------------------------------------------------------------------------
Total distributions                                    $ (0.24)      $ (0.48)     $ (0.56)     $ (0.94)    $ (0.89)   $ (0.55)
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net asset value             $ (0.24)      $  0.41      $  0.15      $ (1.31)    $ (0.55)   $  0.93
------------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                         $ 10.85       $ 11.09      $ 10.68      $ 10.53     $ 11.84    $ 12.39
====================================================================================================================================
Total return (b)                                         (0.03)%(c)     8.50%(d)     7.11%(e)    (3.36)%      2.82%     13.24%(f)
Ratio of net expenses to average net assets               1.52%(g)      1.56%        1.49%        1.51%       1.49%      1.47%
Ratio of net investment income (loss) to average
   net assets                                             4.43%(g)      4.39%        4.76%        4.16%       3.99%      4.50%
Portfolio turnover rate                                     26%(c)        39%          41%          32%         28%        46%
Net assets, end of period (in thousands)               $19,428       $24,366      $29,721      $36,931     $51,146    $56,248
====================================================================================================================================

* The Fund was audited by an independent registered public accounting firm other than Ernst & Young LLP.

(a) The per-share data presented above is based on the average shares outstanding for the periods presented.

(b) Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, and the complete redemption of the investment at net asset value at the end of each period.

(c)   Not annualized.

(d) If the Fund had not recognized gains in the settlement of class action lawsuits during the year ended October 31, 2017, the total return would have been 8.41%.

(e) If the Fund had not recognized gains in the settlement of class action lawsuits during the year ended October 31, 2016, the total return would have been 7.01%.

(f) If the Fund had not recognized gains in the settlement of class action lawsuits during the year ended October 31, 2013, the total return would have been 13.13%.

(g)   Annualized.

The accompanying notes are an integral part of these financial statements.

                        Pioneer High Yield Fund | Semiannual Report | 4/30/18 53

------------------------------------------------------------------------------------------------------------------------------------
                                                     Six Months                                                       Year
                                                     Ended         Year          Year         Year         Year       Ended
                                                     4/30/18       Ended         Ended        Ended        Ended      10/31/13
                                                     (unaudited)   10/31/17      10/31/16*    10/31/15*    10/31/14*  (Consolidated)
------------------------------------------------------------------------------------------------------------------------------------
Class Y
Net asset value, beginning of period                 $   9.81      $   9.44      $   9.34     $  10.55     $  11.08   $  10.25
------------------------------------------------------------------------------------------------------------------------------------
Increase (decrease) from investment operations:
   Net investment income (loss)                      $   0.25(a)   $   0.49(a)   $   0.49(a)  $   0.47(a)  $   0.50   $   0.55
   Net realized and unrealized gain (loss) on
      investments                                       (0.22)         0.37          0.18        (0.73)       (0.12)      0.85
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) from investment operations   $   0.03      $   0.86      $   0.67     $  (0.26)    $   0.38   $   1.40
------------------------------------------------------------------------------------------------------------------------------------
Distributions to shareowners:
   Net investment income                             $  (0.25)     $  (0.49)     $  (0.50)    $  (0.48)    $  (0.52)  $  (0.57)
   Net realized gain                                       --            --         (0.07)       (0.47)       (0.39)        --
------------------------------------------------------------------------------------------------------------------------------------
Total distributions                                  $  (0.25)     $  (0.49)     $  (0.57)    $  (0.95)    $  (0.91)  $  (0.57)
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net asset value           $  (0.22)     $   0.37      $   0.10     $  (1.21)    $  (0.53)  $   0.83
------------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                       $   9.59      $   9.81      $   9.44     $   9.34     $  10.55   $  11.08
====================================================================================================================================
Total return (b)                                         0.26%(c)      9.34%(d)      7.62%       (2.69)%       3.55%     13.98%(e)
Ratio of net expenses to average net assets              0.86%(f)      0.87%         0.87%        0.88%        0.84%      0.82%
Ratio of net investment income (loss) to average
   net assets                                            5.13%(f)      5.08%         5.39%        4.77%        4.64%      5.12%
Portfolio turnover rate                                    26%(c)        39%           41%          32%          28%        46%
Net assets, end of period (in thousands)             $219,973      $229,866      $230,343     $264,761     $254,504   $330,398
====================================================================================================================================

* The Fund was audited by an independent registered public accounting firm other than Ernst & Young LLP.

(a) The per-share data presented above is based on the average shares outstanding for the periods presented.

(b) Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, and the complete redemption of the investment at net asset value at the end of each period.

(c)   Not annualized.

(d) If the Fund had not recognized gains in the settlement of class action lawsuits during the year ended October 31, 2017, the total return would have been 9.23%.

(e) If the Fund had not recognized gains in the settlement of class action lawsuits during the year ended October 31, 2013, the total return would have been 13.89%.

(f)   Annualized.

The accompanying notes are an integral part of these financial statements.

54 Pioneer High Yield Fund | Semiannual Report | 4/30/18

Notes to Financial Statements | 4/30/18 (unaudited)

1. Organization and Significant Accounting Policies

Pioneer High Yield Fund (the "Fund") is a Delaware statutory fund. The Fund is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The investment objective of the Fund is to maximize total return through a combination of income and capital appreciation.

The Fund offers six classes of shares designated as Class A, Class C, Class K, Class R, Class T and Class Y shares. Class B shares converted to Class A shares as of the close of business on November 10, 2014. Class Z shares converted to Class Y shares as of the close of business on August 7, 2015. Class K shares and Class T shares had not commenced operations as of April 30, 2018. Each class of shares represents an interest in the same portfolio of investments of the Fund and has identical rights (based on relative net asset values) to assets and liquidation proceeds. Share classes can bear different rates of class-specific fees and expenses, such as transfer agent and distribution fees. Differences in class-specific fees and expenses will result in differences in net investment income and, therefore, the payment of different dividends from net investment income earned by each class. The Amended and Restated Declaration of Fund of the Fund gives the Board of Trustees the flexibility to specify either per-share voting or dollar-weighted voting when submitting matters for shareowner approval. Under per-share voting, each share of a class of the Fund is entitled to one vote. Under dollar-weighted voting, a shareowner's voting power is determined not by the number of shares owned, but by the dollar value of the shares on the record date. Each share class has exclusive voting rights with respect to matters affecting only that class, including with respect to the distribution plan for that class. There is no distribution plan for Class Y shares.

On July 3, 2017, Amundi acquired Pioneer Investments, a group of asset management companies located throughout the world. Amundi, one of the world's largest asset managers, is headquartered in Paris, France. As a result of the transaction, Pioneer Investment Management, Inc., the Fund's investment adviser, became an indirect wholly owned subsidiary of Amundi and Amundi's wholly owned subsidiary, Amundi USA, Inc. Prior to July 3, 2017, Pioneer Investments was owned by Pioneer Global Asset Management S.p.A., a wholly owned subsidiary of UniCredit S.p.A.

In connection with the transaction, the names of the Fund's investment adviser and principal underwriter changed. Effective July 3, 2017, the name of Pioneer Investment Management, Inc. changed to Amundi Pioneer Asset Management, Inc. (the "Adviser") and the name of Pioneer Funds Distributor, Inc. changed to Amundi Pioneer Distributor, Inc. (the "Distributor").

                        Pioneer High Yield Fund | Semiannual Report | 4/30/18 55

In October 2016, the Securities and Exchange Commission ("SEC") released its Final Rule on Investment Company Reporting Modernization. In addition to introducing two new regulatory reporting forms (Form N-PORT and Form N-CEN), the Final Rule amends Regulation S-X, which impacts financial statement presentation, particularly related to the presentation of derivative investments. The Fund's financial statements were prepared in compliance with the amendments to Regulation S-X.

The Fund's financial statements have been prepared in conformity with U.S. generally accepted accounting principles ("U.S. GAAP") that require the management of the Fund to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income, expenses and gain or loss on investments during the reporting period. Actual results could differ from those estimates.

The Fund is an investment company and follows investment company accounting and reporting guidance under U.S. GAAP. The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements:

A.    Security Valuation

      The net asset value of the Fund is computed once daily, on each day the New York Stock Exchange ("NYSE") is open, as of the close of regular trading on the NYSE.

      Fixed-income securities are valued by using prices supplied by independent pricing services, which consider such factors as market prices, market events, quotations from one or more brokers, Treasury spreads, yields, maturities and ratings, or may use a pricing matrix or other fair value methods or techniques to provide an estimated value of the security or instrument. A pricing matrix is a means of valuing a debt security on the basis of current market prices for other debt securities, historical trading patterns in the market for fixed-income securities and/or other factors. Non-U.S. debt securities that are listed on an exchange will be valued at the bid price obtained from an independent third party pricing service. When independent third party pricing services are unable to supply prices, or when prices or market quotations are considered to be unreliable, the value of that security may be determined using quotations from one or more broker-dealers.

      Loan interests are valued in accordance with guidelines established by the Board of Trustees at the mean between the last available bid and asked prices from one or more brokers or dealers as obtained from Loan Pricing Corporation, an independent third party pricing service. If price information

56 Pioneer High Yield Fund | Semiannual Report | 4/30/18 is not available from Loan Pricing Corporation, or if the price information is deemed to be unreliable, price information will be obtained from an alternative loan interest pricing service. If no reliable price quotes are available from either the primary or alternative pricing service, broker quotes will be solicited.

      Event-linked bonds or catastrophe bonds are valued at the bid price obtained from an independent third party pricing service. Other insurance-linked securities (including sidecars, collateralized reinsurance and industry loss warranties) may be valued at the bid price obtained from an independent pricing service, or through a third party using a pricing matrix, insurance industry valuation models, or other fair value methods or techniques to provide an estimated value of the instrument.

      The value of foreign securities is translated into U.S. dollars based on foreign currency exchange rate quotations supplied by a third party pricing source. Trading in non-U.S. equity securities is substantially completed each day at various times prior to the close of the NYSE. The values of such securities used in computing the net asset value of the Fund's shares are determined as of such times. The Fund may use a fair value model developed by an independent pricing service to value non-U.S. equity securities.

      Equity securities that have traded on an exchange are valued by using the last sale price on the principal exchange where they are traded. Equity securities that have not traded on the date of valuation, or securities for which sale prices are not available, generally are valued using the mean between the last bid and asked prices or, if both last bid and asked prices are not available, at the last quoted bid price. Last sale and bid and asked prices are provided by independent third party pricing services. In the case of equity securities not traded on an exchange, prices are typically determined by independent third party pricing services using a variety of techniques and methods.

      Swap contracts, including interest rate swaps, caps and floors (other than centrally cleared swap contracts) are valued at the dealer quotations obtained from reputable International Swap Dealers Association members. Centrally cleared swaps are valued at the daily settlement price provided by the central clearing counterparty.

      Futures contracts are generally valued at the closing settlement price established by the exchange on which they are traded.

      Securities or loan interests for which independent pricing services or broker dealers are unable to supply prices or for which market prices and/or quotations are not readily available or are considered to be unreliable are valued by a fair valuation team comprised of certain personnel of the Adviser pursuant to procedures adopted by the Fund's Board of Trustees. The

                      Pioneer High Yield Fund | Semiannual Report | 4/30/18   57

      Adviser's fair valuation team uses fair value methods approved by the Valuation Committee of the Board of Trustees. The Adviser's fair valuation team is responsible for monitoring developments that may impact fair valued securities and for discussing and assessing fair values on an ongoing basis, and at least quarterly, with the Valuation Committee of the Board of Trustees.

      Inputs used when applying fair value methods to value a security may include credit ratings, the financial condition of the company, current market conditions and comparable securities. The Fund may use fair value methods if it is determined that a significant event has occurred after the close of the exchange or market on which the security trades and prior to the determination of the Fund's net asset value. Examples of a significant event might include political or economic news, corporate restructurings, natural disasters, terrorist activity or trading halts. Thus, the valuation of the Fund's securities may differ significantly from exchange prices and such differences could be material.

      At April 30, 2018, three securities were valued using fair value methods (in addition to securities valued using prices supplied by independent pricing services, broker-dealers or using a third party insurance industry pricing model) representing 0.17% of net assets. The value of these fair valued securities was $1,498,656.

B.    Investment Income and Transactions

      Dividend income is recorded on the ex-dividend date, except that certain dividends from foreign securities where the ex-dividend date may have passed are recorded as soon as the Fund becomes aware of the ex-dividend data in the exercise of reasonable diligence.

      Interest income, including interest on income-bearing cash accounts, is recorded on the accrual basis. Dividend and interest income are reported net of unrecoverable foreign taxes withheld at the applicable country rates and net of income accrued on defaulted securities.

      Interest and dividend income payable by delivery of additional shares is reclassified as PIK (payment-in-kind) income upon receipt and is included in interest and dividend income, respectively.

      Principal amounts of mortgage-backed securities are adjusted for monthly paydowns. Premiums and discounts related to certain mortgage-backed securities are amortized or accreted in proportion to the monthly paydowns. All discounts/premiums on purchase prices of debt securities are accreted/amortized for financial reporting purposes over the life of the respective securities, and such accretion/amortization is included in interest income.

58 Pioneer High Yield Fund | Semiannual Report | 4/30/18

      Security transactions are recorded as of trade date. Gains and losses on sales of investments are calculated on the identified cost method for both financial reporting and federal income tax purposes.

C.    Foreign Currency Translation

      The books and records of the Fund are maintained in U.S. dollars. Amounts denominated in foreign currencies are translated into U.S. dollars using current exchange rates.

      Net realized gains and losses on foreign currency transactions, if any, represent, among other things, the net realized gains and losses on foreign currency contracts, disposition of foreign currencies and the difference between the amount of income accrued and the U.S. dollars actually received. Further, the effects of changes in foreign currency exchange rates on investments are not segregated on the Statement of Operations from the effects of changes in the market prices of those securities, but are included with the net realized and unrealized gain or loss on investments.

D.    Federal Income Taxes

      It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its net taxable income and net realized capital gains, if any, to its shareowners. Therefore, no provision for federal income taxes is required. As of October 31, 2017, the Fund did not accrue any interest or penalties with respect to uncertain tax positions, which, if applicable, would be recorded as an income tax expense on the Statement of Operations. Tax returns filed within the prior three years remain subject to examination by federal and state tax authorities.

      The amount and character of income and capital gain distributions to shareowners are determined in accordance with federal income tax rules, which may differ from U.S. GAAP. Distributions in excess of net investment income or net realized gains are temporary over distributions for financial statement purposes resulting from differences in the recognition or classification of income or distributions for financial statement and tax purposes. Capital accounts within the financial statements are adjusted for permanent book/tax differences to reflect tax character, but are not adjusted for temporary differences.

                        Pioneer High Yield Fund | Semiannual Report | 4/30/18 59

      The tax character of current year distributions paid will be determined at the end of the current taxable year. The tax character of distributions paid during the fiscal year ended October 31, 2017 was as follows:

      --------------------------------------------------------------------------
                                                                            2017
      --------------------------------------------------------------------------
      Distributions paid from:
      Ordinary income                                                $48,446,624
      --------------------------------------------------------------------------
           Total                                                     $48,446,624
      ==========================================================================

      The following shows the components of distributable earnings on a federal income tax basis at October 31, 2017:

      --------------------------------------------------------------------------
                                                                            2017
      --------------------------------------------------------------------------
      Distributable earnings:
      Undistributed ordinary income                                 $  2,240,221
      Capital loss carryforward                                      (33,731,757)
      Dividend payable                                                  (332,771)
      Net unrealized appreciation                                     32,051,655
      --------------------------------------------------------------------------
           Total                                                    $    227,348
      ==========================================================================

      The difference between book basis and tax basis unrealized appreciation is attributable to the tax deferral of losses on wash sales, the mark-to-market on swaps and futures contracts, adjustments relating to catastrophe bonds, the tax adjustments relating to credit default swaps, interest accruals on defaulted bonds and preferred stocks.

E.    Fund Shares

      The Fund records sales and repurchases of its shares as of trade date. The Distributor earned $9,086 in underwriting commissions on the sale of Class A shares during the six months ended April 30, 2018.

F.    Class Allocations

      Income, common expenses and realized and unrealized gains and losses are calculated at the Fund level and allocated daily to each class of shares based on its respective percentage of adjusted net assets at the beginning of the day.

      Distribution fees are calculated based on the average daily net asset value attributable to Class A, Class C and Class R shares of the Fund, respectively (see Note 4). Class Y shares do not pay distribution fees. All expenses and fees paid to the Fund's transfer agent for its services are allocated among the classes of shares based on the number of accounts in each class and the ratable allocation of related out-of-pocket expenses (see Note 3).

60 Pioneer High Yield Fund | Semiannual Report | 4/30/18

      The Fund declares as daily dividends substantially all of its net investment income. All dividends are paid on a monthly basis. Short-term capital gain distributions, if any, may be declared with the daily dividends. Distributions to shareowners are recorded as of the ex-dividend date. Distributions paid by the Fund with respect to each class of shares are calculated in the same manner and at the same time, except that net investment income dividends to Class A, Class C, Class R and Class Y shares can reflect different transfer agent and distribution expense rates.

G.    Risks

      The value of securities held by the Fund may go up or down, sometimes rapidly or unpredictably, due to general market conditions, such as real or perceived adverse economic, political or regulatory conditions, inflation, changes in interest rates, lack of liquidity in the bond markets or adverse investor sentiment. In the past several years, financial markets have experienced increased volatility, depressed valuations, decreased liquidity and heightened uncertainty. These conditions may continue, recur, worsen or spread.

      At times, the Fund's investments may represent industries or industry sectors that are interrelated or have common risks, making the Fund more susceptible to any economic, political, or regulatory developments or other risks affecting those industries and sectors. The Fund's investments in foreign markets and countries with limited developing markets may subject the Fund to a greater degree of risk than investments in a developed market. These risks include disruptive political or economic conditions and the imposition of adverse governmental laws or currency exchange restrictions. The Fund's prospectus contains unaudited information regarding the Fund's principal risks. Please refer to that document when considering the Fund's principal risks.

      Interest rates in the U.S. recently have been historically low, so the Fund faces a heightened risk that interest rates may rise. A general rise in interest rates could adversely affect the price and liquidity of fixed-income securities and could also result in increased redemptions from the Fund.

      The Fund invests in below investment grade (high yield) debt securities and preferred stocks. Some of these high yield securities may be convertible into equity securities of the issuer. Debt securities rated below investment grade are commonly referred to as "junk bonds" and are considered speculative. These securities involve greater risk of loss, are subject to greater price volatility, and are less liquid, especially during periods of economic uncertainty or change, than higher rated debt securities.

                        Pioneer High Yield Fund | Semiannual Report | 4/30/18 61

      With the increased use of technologies such as the Internet to conduct business, the Fund is susceptible to operational, information security and related risks. While the Fund's Adviser has established business continuity plans in the event of, and risk management systems to prevent, limit or mitigate, such cyber-attacks, there are inherent limitations in such plans and systems including the possibility that certain risks have not been identified. Furthermore, the Fund cannot control the cybersecurity plans and systems put in place by service providers to the Fund such as Brown Brothers Harriman & Co., the Fund's custodian and accounting agent, and DST Asset Manager Solutions, Inc., the Fund's transfer agent. In addition, many beneficial owners of Fund shares hold them through accounts at broker-dealers, retirement platforms and other financial market participants over which neither the Fund nor Amundi Pioneer exercises control. Each of these may in turn rely on service providers to them, which are also subject to the risk of cyber-attacks. Cybersecurity failures or breaches at Amundi Pioneer or the Fund's service providers or intermediaries have the ability to cause disruptions and impact business operations potentially resulting in financial losses, interference with the Fund's ability to calculate its NAV, impediments to trading, the inability of Fund shareowners to effect share purchases, redemptions or exchanges or receive distributions, loss of or unauthorized access to private shareowner information and violations of applicable privacy and other laws, regulatory fines, penalties, reputational damage, or additional compliance costs. Such costs and losses may not be covered under any insurance. In addition, maintaining vigilance against cyber-attacks may involve substantial costs over time, and system enhancements may themselves be subject to cyber-attacks.

H.    Insurance-Linked Securities ("ILS")

      Event-linked bonds are floating rate debt obligations for which the return of principal and the payment of interest are contingent on the non-occurrence of a pre-defined "trigger" event, such as a hurricane or an earthquake of a specific magnitude. The trigger event's magnitude may be based on losses to a company or industry, industry indexes or readings of scientific instruments, or may be based on specified actual losses. If a trigger event occurs, as defined within the terms of an event-linked bond, the Fund may lose a portion or all of its accrued interest and/or principal invested in such event-linked bond. The Fund is entitled to receive principal and interest payments so long as no trigger event occurs of the description and magnitude specified by the instrument. In addition to the specified trigger events, event-linked bonds may expose the Fund to other risks, including but not limited to issuer (credit) default, adverse regulatory or jurisdictional interpretations and adverse tax consequences.

62 Pioneer High Yield Fund | Semiannual Report | 4/30/18

      The Fund's investments in ILS may include special purpose vehicles ("SPVs") or similar instruments structured to comprise a portion of a reinsurer's catastrophe-oriented business, known as quota share instruments (sometimes referred to as reinsurance sidecars), or to provide reinsurance relating to specific risks to insurance or reinsurance companies through a collateralized instrument, known as collateralized reinsurance. Structured reinsurance investments also may include industry loss warranties ("ILWs"). A traditional ILW takes the form of a bilateral reinsurance contract, but there are also products that take the form of derivatives, collateralized structures, or exchange-traded instruments.

      Structured reinsurance investments, including quota share instruments, collateralized reinsurance investments and ILWs, generally are subject to the same risks as event-linked bonds. In addition, where the instruments are based on the performance of underlying reinsurance contracts, the Fund has limited transparency into the individual underlying contracts, and therefore must rely upon the risk assessment and sound underwriting practices of the issuer. Accordingly, it may be more difficult for the Adviser to fully evaluate the underlying risk profile of the Fund's structured reinsurance investments, and therefore the Fund's assets are placed at greater risk of loss than if the Adviser had more complete information. Structured reinsurance instruments generally will be considered illiquid securities by the Fund. These securities may be difficult to purchase, sell or unwind. Illiquid securities also may be difficult to value. If the Fund is forced to sell an illiquid asset, the Fund may be forced to sell at a loss.

I.    Futures Contracts

      The Fund may enter into futures transactions in order to attempt to hedge against changes in interest rates, securities prices and currency exchange rates or to seek to increase total return. Futures contracts are types of derivatives. All futures contracts entered into by the Fund are traded on a futures exchange. Upon entering into a futures contract, the Fund is required to deposit with a broker an amount of cash or securities equal to the minimum "initial margin" requirements of the associated futures exchange. The amount of cash deposited with the broker as collateral at April 30, 2018 is recorded as "Futures collateral" on the Statement of Assets and Liabilities.

      Subsequent payments for futures contracts ("variation margin") are paid or received by the Fund, depending on the daily fluctuation in the value of the contracts, and are recorded by the Fund as unrealized appreciation or depreciation. Cash received from or paid to the broker related to previous margin movement is held in a segregated account at the broker and is recorded as either "Due from broker for futures" or "Due to broker for futures" on the Statement of Assets and Liabilities. When the contract is

                        Pioneer High Yield Fund | Semiannual Report | 4/30/18 63 closed, the Fund realizes a gain or loss equal to the difference between the opening and closing value of the contract as well as any fluctuation in foreign currency exchange rates where applicable. Futures contracts are subject to market risk, interest rate risk and currency exchange rate risk. Changes in value of the contracts may not directly correlate to the changes in value of the underlying securities. With futures, there is minimal counterparty credit risk to the Fund since futures are exchange-traded and the exchange's clearinghouse, as counterparty to all exchange-traded futures, guarantees the futures against default. The average absolute market value of contracts open during the six months ended April 30, 2018, was $26,751,434.

      Open futures contracts outstanding at April 30, 2018 are listed in the Schedule of Investments.

J.    Repurchase Agreements

      Repurchase agreements are arrangements under which the Fund purchases securities from a broker-dealer or a bank, called the counterparty, upon the agreement of the counterparty to repurchase the securities from the Fund at a later date, and at a specific price, which is typically higher than the purchase price paid by the Fund. The securities purchased serve as the Fund's collateral for the obligation of the counterparty to repurchase the securities. The value of the collateral, including accrued interest, is required to be equal to or in excess of the repurchase price. The collateral for all repurchase agreements is held in safekeeping in the customer-only account of the Fund's custodian or a sub-custodian of the Fund. The Adviser is responsible for determining that the value of the collateral remains at least equal to the repurchase price. In the event of a default by the counterparty, the Fund is entitled to sell the securities, but the Fund may not be able to sell them for the price at which they were purchased, thus causing a loss to the Fund. Additionally, if the counterparty becomes insolvent, there is some risk that the Fund will not have a right to the securities, or the immediate right to sell the securities. Open repurchase agreements as of April 30, 2018 are disclosed in the Fund's Schedule of Investments.

K.    Credit Default Swap Contracts

      A credit default swap is a contract between a buyer of protection and a seller of protection against a pre-defined credit event on an underlying reference obligation, which may be a single security or a basket or index of securities. The Fund may buy or sell credit default swap contracts to seek to increase the Fund's income, or to attempt to hedge the risk of default on portfolio securities. A credit default swap index is used to hedge risk or take a position on a basket of credit entities or indices.

64 Pioneer High Yield Fund | Semiannual Report | 4/30/18

      As a seller of protection, the Fund would be required to pay the notional (or other agreed-upon) value of the referenced debt obligation to the counterparty in the event of a default by a U.S. or foreign corporate issuer of a debt obligation, which would likely result in a loss to the Fund. In return, the Fund would receive from the counterparty a periodic stream of payments during the term of the contract provided that no event of default occurred. The maximum exposure of loss to the seller would be the notional value of the credit default swaps outstanding. If no default occurs, the Fund would keep the stream of payments and would have no payment obligation. The Fund may also buy credit default swap contracts in order to hedge against the risk of default of debt securities, in which case the Fund would function as the counterparty referenced above.

      As a buyer of protection, the Fund makes an upfront or periodic payment to the protection seller in exchange for the right to receive a contingent payment. An upfront payment made by the Fund, as the protection buyer, is recorded within the "Swap contracts, at value" line item on the Statement of Assets and Liabilities. Periodic payments received or paid by the Fund are recorded as realized gains or losses in the Statement of Operations.

      Credit default swap contracts are marked-to-market daily using valuations supplied by independent sources and the change in value, if any, is recorded within the "Swap contracts, at value" line item on the Statement of Assets and Liabilities. Payments received or made as a result of a credit event or upon termination of the contract are recognized, net of the appropriate amount of the upfront payment, as realized gains or losses on the Statement of Operations.

      Credit default swap contracts involving the sale of protection may involve greater risks than if the Fund had invested in the referenced debt instrument directly. Credit default swap contracts are subject to general market risk, liquidity risk, counterparty risk and credit risk. If the Fund is a protection buyer and no credit event occurs, it will lose its investment. If the Fund is a protection seller and a credit event occurs, the value of the referenced debt instrument received by the Fund, together with the periodic payments received, may be less than the amount the Fund pays to the protection buyer, resulting in a loss to the Fund.

      Certain swap contracts that are cleared through a central clearinghouse are referred to as centrally cleared swaps. All payments made or received by the Fund are pursuant to a centrally cleared swap contract with the central clearing party rather than the original counterparty. Upon entering into a centrally cleared swap contract, the Fund is required to make an initial margin deposit, either in cash or in securities. The daily change in value on open centrally cleared contracts is recorded as "Variation margin from centrally cleared swaps" on the Statement of Assets and Liabilities. Cash

                      Pioneer High Yield Fund | Semiannual Report | 4/30/18   65
      received from or paid to the broker related to previous margin movement is held in a segregated account at the broker and is recorded as either "Due from broker for swaps" or "Due to broker for swaps" on the Statement of Assets and Liabilities.

      The amount of cash deposited with a broker as collateral at April 30, 2018 is recorded as "Swap collateral" on the Statement of Assets and Liabilities.

      Open credit default swap contracts at April 30, 2018 are listed in the Schedule of Investments. The average notional value of credit default swap contracts open during the six months ended April 30, 2018 was $26,909,815.

2. Management Agreement

The Adviser manages the Fund's portfolio. Management fees are calculated daily at the annual rate of 0.70% of the Fund's average daily net assets up to $500 million, 0.65% of the next $500 million, 0.60% of the next $4 billion, 0.55% of the next $1 billion, 0.50% of the next $1 billion, 0.45% of the next $1 billion, 0.40% of the next $1 billion, 0.35% of the next $1 billion, and 0.30% on assets over $10 billion. For the six months ended April 30, 2018, the effective management fee (excluding waivers and/or assumption of expenses) was equivalent to 0.68% (annualized) of the Fund's average daily net assets.

In addition, under the management and administration agreements, certain other services and costs, including accounting, regulatory reporting and insurance premiums, are paid by the Fund as administrative reimbursements. Included in "Due to affiliates" reflected on the Statement of Assets and Liabilities is $81,602 in management fees, administrative costs and certain other reimbursements payable to the Adviser at April 30, 2018.

3. Transfer Agent

DST Asset Manager Solutions, Inc. serves as the transfer agent to the Fund at negotiated rates. Transfer agent fees and payables shown on the Statement of Operations and the Statement of Assets and Liabilities, respectively, include sub-transfer agent expenses incurred through the Fund's omnibus relationship contracts.

66 Pioneer High Yield Fund | Semiannual Report | 4/30/18

In addition, the Fund reimbursed the transfer agent for out-of-pocket expenses incurred by the transfer agent related to shareowner communications activities such as proxy and statement mailings, outgoing phone calls. For the six months ended April 30, 2018, such out-of-pocket expenses by class of shares were as follows:

--------------------------------------------------------------------------------
Shareowner Communications:
--------------------------------------------------------------------------------
Class A                                                                 $ 42,941
Class C                                                                   10,226
Class R                                                                      570
Class Y                                                                    6,128
--------------------------------------------------------------------------------
  Total                                                                 $ 59,865
================================================================================

4. Distribution and Service Plans

The Fund has adopted a distribution plan (the "Plan") pursuant to Rule 12b-1 of the Investment Company Act of 1940 with respect to its Class A, Class C and Class R shares. Pursuant to the Plan, the Fund pays the Distributor 0.25% of the average daily net assets attributable to Class A shares as compensation for personal services and/or account maintenance services or distribution services with regard to Class A shares. Pursuant to the Plan, the Fund also pays the Distributor 1.00% of the average daily net assets attributable to Class C shares. The fee for Class C shares consists of a 0.25% service fee and a 0.75% distribution fee paid as compensation for personal services and/or account maintenance services or distribution services with regard to Class C shares. Pursuant to the Plan, the Fund further pays the Distributor 0.50% of the average daily net assets attributable to Class R shares for distribution services. Included in "Due to affiliates" reflected on the Statement of Assets and Liabilities is $84,472 in distribution fees payable to the Distributor at April 30, 2018.

The Fund also has adopted a separate service plan for Class R shares (the "Service Plan"). The Service Plan authorizes the Fund to pay securities dealers, plan administrators or other service organizations that agree to provide certain services to retirement plans or plan participants holding shares of the Fund a service fee of up to 0.25% of the Fund's average daily net assets attributable to Class R shares held by such plans.

In addition, redemptions of each class of shares (except Class R and Class Y shares) may be subject to a contingent deferred sales charge ("CDSC"). A CDSC of 1.00% may be imposed on redemptions of certain net asset value purchases of Class A shares within 12 months of purchase. Redemptions of Class C shares within 12 months of purchase are subject to a CDSC of 1.00% based on the lower of cost or market value of shares being redeemed. Shares purchased as part of an exchange remain subject to any CDSC that applied to

                        Pioneer High Yield Fund | Semiannual Report | 4/30/18 67 the original purchase of those shares. There is no CDSC for Class R or Class Y shares. Proceeds from the CDSCs are paid to the Distributor. For the six months ended April 30, 2018, CDSCs in the amount of $3,128 were paid to the Distributor.

5. Line of Credit Facility

The Fund, along with certain other funds in the Pioneer Family of Funds (the "Funds"), participates in a committed, unsecured revolving line of credit facility. Borrowings are used solely for temporary or emergency purposes. The Fund may borrow up to the lesser of the amount available under the facility or the limits set for borrowing by the Fund's prospectus and the 1940 Act. The Fund participates in a credit facility that is in the amount of $195 million. Under such facility, depending on the type of loan, interest on borrowings is payable at the London Interbank Offered Rate ("LIBOR") plus 0.85% on an annualized basis, or the Alternate Base Rate, which is the greater of (a) the facility's administrative agent's daily announced prime rate on the borrowing date, (b) 2% plus the Federal Funds Rate on the borrowing date or (c) 2% plus the overnight Eurodollar rate on the borrowing date. The Funds pay an annual commitment fee to participate in a credit facility. The commitment fee is allocated among participating Funds based on an allocation schedule set forth in the credit agreement. For the six months ended April 30, 2018, the Fund had no borrowings under the credit facility.

6. Assets and Liabilities Offsetting

The Fund has entered into an International Swaps and Derivatives Association, Inc. Master Agreement ("ISDA Master Agreement") or similar agreement with substantially all its derivative counterparties. An ISDA Master Agreement is a bilateral agreement between the Fund and a counterparty that governs the trading of certain Over the Counter ("OTC") derivatives and typically contains, among other things, close-out and set-off provisions which apply upon the occurrence of an event of default and/or a termination event as defined under the relevant ISDA Master Agreement. The ISDA Master Agreement may also give a party the right to terminate all transactions traded under such agreement if, among other things, there is deterioration in the credit quality of the other party. Upon an event of default or a termination of the ISDA Master Agreement, the non-defaulting party has the right to close out all transactions under such agreement and to net amounts owed under each transaction to determine one net amount payable by one party to the other. The right to close out and net payments across all transactions under the ISDA Master Agreement could result in a reduction of the Fund's credit risk to its counterparty equal to any amounts payable by the Fund under the

68 Pioneer High Yield Fund | Semiannual Report | 4/30/18 applicable transactions, if any. However, the Fund's right to setoff may be restricted or prohibited by the bankruptcy or insolvency laws of the particular jurisdiction to which each specific ISDA of each counterparty is subject.

The collateral requirements for derivatives transactions under an ISDA Master Agreement are governed by a credit support annex to the ISDA Master Agreement. Collateral requirements are generally determined at the close of business each day and are typically based on changes in market values for each transaction under an ISDA Master Agreement and netted into one amount for such agreement. Generally, the amount of collateral due from or to a counterparty is subject to threshold (a "minimum transfer amount") before a transfer is required, which may vary by counterparty. Collateral pledged for the benefit of the Fund and/or counterparty is held in segregated accounts by the Fund's custodian and cannot be sold, re-pledged, assigned or otherwise used while pledged. Cash that has been segregated to cover the Fund's collateral obligations, if any, will be reported separately on the Statement of Assets and Liabilities as "Swaps collateral" and/or "Futures collateral". Securities pledged by the Fund as collateral, if any, are identified as such in the Schedule of Investments.

Financial instruments subject to an enforceable master netting agreement such as an ISDA Master Agreement have not been offset on the Statement of Assets and Liabilities. The following charts show gross assets and liabilities of the Fund as of April 30, 2018.

------------------------------------------------------------------------------------------
                    Derivative
                    Assets
                    Subject to      Derivatives   Non-Cash     Cash          Net Amount
                    Master Netting  Available     Collateral   Collateral    of Derivative
 Counterparty       Agreement       for Offset    Received (a) Received (a)  Assets (b)
------------------------------------------------------------------------------------------
 Goldman Sachs
  International     $176,508        $ --          $ --          $ --         $ 176,508
------------------------------------------------------------------------------------------
  Total             $176,508        $ --          $ --          $ --         $ 176,508
==========================================================================================

(a) The amount presented here may be less than the total amount of collateral received/pledged as the net amount of derivative assets and liabilities cannot be less than $0.

(b) Represents the net amount due from the counterparty in the event of default.

7. Additional Disclosures about Derivative Instruments and Hedging Activities

The Fund's use of derivatives may enhance or mitigate the Fund's exposure to the following risks:

Interest rate risk relates to the fluctuations in the value of interest-bearing securities due to changes in the prevailing levels of market interest rates.

                        Pioneer High Yield Fund | Semiannual Report | 4/30/18 69

Credit risk relates to the ability of the issuer of a financial instrument to make further principal or interest payments on an obligation or commitment that it has to the Fund.

Foreign exchange rate risk relates to fluctuations in the value of an asset or liability due to changes in currency exchange rates.

Equity risk relates to the fluctuations in the value of financial instruments as a result of changes in market prices (other than those arising from interest rate risk or foreign exchange rate risk), whether caused by factors specific to an individual investment, its issuer, or all factors affecting all instruments traded in a market or market segment.

Commodity risk relates to the risk that the value of a commodity or commodity index will fluctuate based on increases or decreases in the commodities market and factors specific to a particular industry or commodity.

The fair value of open derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) by risk exposure at April 30, 2018, was as follows:

-----------------------------------------------------------------------------------------------
 Statement of Assets and Liabilities
                                                           Foreign
                                 Interest    Credit        Exchange    Equity         Commodity
                                 Rate Risk   Risk          Rate Risk   Risk           Risk
-----------------------------------------------------------------------------------------------
 Assets
 Unrealized appreciation
  on futures contracts           $ --        $       --    $ --        $1,319,205     $ --
 Swap contracts, at value          --         1,198,643      --                --       --
-----------------------------------------------------------------------------------------------
  Total Value                    $ --        $1,198,643    $ --        $1,319,205     $ --
===============================================================================================

The effect of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) on the Statement of Operations by risk exposure at April 30, 2018 was as follows:

-----------------------------------------------------------------------------------------------
 Statement of Operations
                                                           Foreign
                                 Interest    Credit        Exchange    Equity         Commodity
                                 Rate Risk   Risk          Rate Risk   Risk           Risk
-----------------------------------------------------------------------------------------------
 Net realized gain (loss) on:
  Futures contracts              $ --        $      --     $ --        $(3,220,161)   $ --
  Swap contracts                   --          238,667       --                 --      --
-----------------------------------------------------------------------------------------------
  Total Value                    $ --        $ 238,667     $ --        $(3,220,161)   $ --
===============================================================================================
 Change in net unrealized
  appreciation
  (depreciation) on:
  Futures contracts              $ --        $      --     $ --        $ 2,499,223    $ --
  Swap contracts                   --          (38,012)      --                 --      --
-----------------------------------------------------------------------------------------------
  Total Value                    $ --        $ (38,012)    $ --        $ 2,449,223    $ --
===============================================================================================

70 Pioneer High Yield Fund | Semiannual Report | 4/30/18

8. Unfunded Loan Commitments

The Fund may enter into unfunded loan commitments. Unfunded loan commitments may be partially or wholly unfunded. During the contractual period, the Fund is obliged to provide funding to the borrower upon demand. A fee is earned by the Fund on the unfunded commitment and is recorded as interest income in the Statement of Operations.

As of April 30, 2018, the Fund had the following unfunded loan commitments outstanding:

-------------------------------------------------------------------------------------------------
                                                                                    Unrealized
                                                                                    Appreciation/
 Loan                             Principal       Cost             Value            (Depreciation)
-------------------------------------------------------------------------------------------------
  Centene Corp.                   $ 7,010,000     $ 7,010,000      $ 7,010,000      $ --
  Nationstar Mortgage
   Holdings, Inc. (Tranche A)       2,781,818       2,781,818        2,781,818        --
  Nationstar Mortgage
   Holdings, Inc. (Tranche B)       2,781,818       2,781,818        2,781,818        --
  Nationstar Mortgage
   Holdings, Inc. (Tranche C)       2,086,364       2,086,364        2,086,364        --
-------------------------------------------------------------------------------------------------
  Total Value                     $14,660,000     $14,660,000      $14,660,000      $ --
=================================================================================================

                        Pioneer High Yield Fund | Semiannual Report | 4/30/18 71

Additional Information

Change in Independent Registered Public Accounting Firm

Prior to July 3, 2017 Pioneer Investment Management, Inc. (the "Adviser"), the Fund's investment adviser, was an indirect, wholly owned subsidiary of UniCredit S.p.A. ("UniCredit"). On that date, UniCredit completed the sale of its Pioneer Investments business, which includes the Adviser, to Amundi (the "Transaction"). As a result of the Transaction, the Adviser became an indirect, wholly owned subsidiary of Amundi. Amundi is controlled by Credit Agricole S.A. Amundi is headquartered in Paris, France, and, as of September 30, 2016, had more than $1.1 trillion in assets under management worldwide. Deloitte & Touche LLP ("D&T"), the Fund's previous independent registered public accounting firm, informed the Audit Committee and the Board that it would no longer be independent with respect to the Fund upon the completion of the Transaction as a result of certain services being provided to Amundi and Credit Agricole, and, accordingly, that it intended to resign as the Fund's independent registered public accounting firm upon the completion of the Transaction. D&T's resignation was effective on July 3, 2017, when the Transaction was completed.

During the periods as to which D&T has served as the Fund's independent registered public accounting firm, including the Fund's two most recent fiscal years, D&T's reports on the Fund's financial statements have not contained an adverse opinion or disclaimer of opinion and have not been qualified or modified as to uncertainty, audit scope or accounting principles. Further, there have been no disagreements with D&T on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which, if not resolved to the satisfaction of D&T, would have caused D&T to make reference to the subject matter of the disagreement in connection with its report on the financial statements. In addition, there have been no reportable events of the kind described in Item 304(a)(1)(v) of Regulation S-K under the Securities Exchange Act of 1934.

Effective immediately following the completion of the Transaction on July 3, 2017, the Board, acting upon the recommendation of the Audit Committee, engaged a new independent registered public accounting firm, Ernst & Young LLP ("EY"), for the Fund's fiscal year ended October 31, 2017.

Prior to its engagement, EY had advised the Fund's Audit Committee that EY had identified the following matters, in each case relating to services rendered by other member firms of Ernst & Young Global Limited, all of which are located outside the United States, to UniCredit and certain of its subsidiaries

72 Pioneer High Yield Fund | Semiannual Report | 4/30/18 during the period commencing July 1, 2016, that it determined to be inconsistent with the auditor independence rules set forth by the Securities and Exchange Commission ("SEC"): (a) project management support services to UniCredit in the Czech Republic, Germany, Italy, Serbia and Slovenia in relation to twenty-two projects, that were determined to be inconsistent with Rule 2-01(c)(4)(vi) of Regulation S-X (management functions); (b) two engagements for UniCredit in Italy where fees were contingent/success based and that were determined to be inconsistent with Rule 2-01(c)(5) of Regulation S-X (contingent fees); (c) four engagements where legal and expert services were provided to UniCredit in the Czech Republic and Germany, and twenty engagements where the legal advisory services were provided to UniCredit in Austria, Czech Republic, Italy and Poland, that were determined to be inconsistent with Rule 2-01(c)(4)(ix) and (x) of Regulation S-X (legal and expert services); and (d) two engagements for UniCredit in Italy involving assistance in the sale of certain assets, that were determined to be inconsistent with Rule 2-01(c)(4)(viii) of Regulation S-X (broker-dealer, investment adviser or investment banking services). None of the foregoing services involved the Fund, any of the other Funds in the Pioneer Family of Funds or any other Pioneer entity sold by UniCredit in the Transaction.

EY advised the Audit Committee that it had considered the matters described above and had concluded that such matters would not impair EY's ability to exercise objective and impartial judgment in connection with the audits of the financial statements of the Fund under the SEC and Public Company Accounting Oversight Board independence rules, and that a reasonable investor with knowledge of all relevant facts and circumstances would reach the same conclusion. Management and the Audit Committee considered these matters and discussed the matters with EY and, based upon EY's description of the matters and statements made by EY, Management and the Audit Committee believe that EY will be capable of exercising objective and impartial judgment in connection with the audits of the financial statements of the Fund, and Management further believes that a reasonable investor with knowledge of all relevant facts and circumstances would reach the same conclusion.

                        Pioneer High Yield Fund | Semiannual Report | 4/30/18 73

Trustees, Officers and Service Providers

Trustees                                 Officers
Thomas J. Perna, Chairman                Lisa M. Jones, President and
David R. Bock                              Chief Executive Officer
Benjamin M. Friedman                     Mark E. Bradley, Treasurer and
Margaret B.W. Graham                       Chief Financial Officer
Lisa M. Jones                            Christopher J. Kelley, Secretary and
Lorraine H. Monchak                        Chief Legal Officer
Marguerite A. Piret
Fred J. Ricciardi
Kenneth J. Taubes

Investment Adviser and Administrator
Amundi Pioneer Asset Management, Inc.

Custodian and Sub-Administrator
Brown Brothers Harriman & Co.

Principal Underwriter
Amundi Pioneer Distributor, Inc.

Legal Counsel
Morgan, Lewis & Bockius LLP

Shareowner Services and Transfer Agent
DST Asset Manager Solutions, Inc.

Proxy Voting Policies and Procedures of the Fund are available without charge, upon request, by calling our toll free number (1-800-225-6292). Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is publicly available to shareowners at www.amundipioneer.com. This information is also available on the Securities and Exchange Commission's web site at www.sec.gov.

74 Pioneer High Yield Fund | Semiannual Report | 4/30/18

                          This page is for your notes.

                        Pioneer High Yield Fund | Semiannual Report | 4/30/18 75

                          This page is for your notes.

76 Pioneer High Yield Fund | Semiannual Report | 4/30/18

How to Contact Amundi Pioneer

We are pleased to offer a variety of convenient ways for you to contact us for assistance or information.

Call us for:
--------------------------------------------------------------------------------
Account Information, including existing accounts,
new accounts, prospectuses, applications
and service forms                                                 1-800-225-6292

FactFone(SM) for automated fund yields, prices,
account information and transactions                              1-800-225-4321

Retirement plans information                                      1-800-622-0176

Write to us:
--------------------------------------------------------------------------------
Amundi Pioneer
P.O. Box 55014
Boston, Massachusetts 02205-5014

Our toll-free fax                                                 1-800-225-4240

Our internet e-mail address                us.askamundipioneer@amundipioneer.com
(for general questions about Amundi Pioneer only)

Visit our web site: www.amundipioneer.com

This report must be preceded or accompanied by a prospectus.

The Fund files a complete schedule of investments with the Securities and Exchange Commission for the first and third quarters for each fiscal year on Form N-Q. Shareholders may view the filed Form N-Q by visiting the Commission's web site at www.sec.gov. The filed form may also be viewed and copied at the Commission's Public Reference Room in Washington, DC. Information regarding the operations of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

[LOGO]   Amundi Pioneer
         ==============
       ASSET MANAGEMENT

Amundi Pioneer Asset Management, Inc.
60 State Street
Boston, MA 02109
www.amundipioneer.com

Securities offered through Amundi Pioneer Distributor, Inc.
60 State Street, Boston, MA 02109
Underwriter of Pioneer Mutual Funds, Member SIPC
(C) 2018 Amundi Pioneer Asset Management 19383-12-0618

ITEM 2. CODE OF ETHICS.

(a) Disclose whether, as of the end of the period covered by the report, the registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party. If the registrant has not adopted such a code of ethics, explain why it has not done so.

The registrant has adopted, as of the end of the period covered by this report, a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer and controller.

(b) For purposes of this Item, the term "code of ethics" means written standards that are reasonably designed to deter wrongdoing and to promote:

        (1) Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;

        (2) Full, fair, accurate, timely, and understandable disclosure in reports and documents that a registrant files with, or submits to, the Commission and in other public communications made by the registrant;

        (3) Compliance with applicable governmental laws, rules, and regulations;

        (4) The prompt internal reporting of violations of the code to an appropriate person or persons identified in the code; and

        (5) Accountability for adherence to the code.

(c) The registrant must briefly describe the nature of any amendment, during the period covered by the report, to a provision of its code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item. The registrant must file a copy of any such amendment as an exhibit pursuant to Item 10(a), unless the registrant has elected to satisfy paragraph (f) of this Item by posting its code of ethics on its website pursuant to paragraph (f)(2) of this Item, or by undertaking to provide its code of ethics to any person without charge, upon request, pursuant to paragraph (f)(3) of this Item.

The registrant has made no amendments to the code of ethics during the period covered by this report.

(d) If the registrant has, during the period covered by the report, granted a waiver, including an implicit waiver, from a provision of the code of ethics to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this Item, the registrant must briefly describe the nature of the waiver, the name of the person to whom the waiver was granted, and the date of the waiver.

Not applicable.

(e) If the registrant intends to satisfy the disclosure requirement under paragraph (c) or (d) of this Item regarding an amendment to, or a waiver from, a provision of its code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions and that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item by posting such information on its Internet website, disclose the registrant's Internet address and such intention.

Not applicable.

(f) The registrant must:

        (1) File with the Commission, pursuant to Item 12(a)(1), a copy of its code of ethics that applies to the registrant's principal executive officer,principal financial officer, principal accounting officer or controller, or persons performing similar functions, as an exhibit to its annual report on this Form N-CSR (see attachment);

        (2) Post the text of such code of ethics on its Internet website and disclose, in its most recent report on this Form N-CSR, its Internet address and the fact that it has posted such code of ethics on its Internet website; or

        (3) Undertake in its most recent report on this Form N-CSR to provide to any person without charge, upon request, a copy of such code of ethics and explain the manner in which such request may be made.
	See Item 10(2)

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

(a) (1) Disclose that the registrant's board of trustees has determined that the registrant either:

    (i) Has at least one audit committee financial expert serving on its audit committee; or

    (ii) Does not have an audit committee financial expert serving on its audit committee.

The registrant's Board of Trustees has determined that the registrant has at least one audit committee financial expert.

    (2) If the registrant provides the disclosure required by paragraph
(a)(1)(i) of this Item, it must disclose the name of the audit committee financial expert and whether that person is "independent." In order to be considered "independent" for purposes of this Item, a member of an audit committee may not, other than in his or her capacity as a member of the audit committee, the board of trustees, or any other board committee:

    (i) Accept directly or indirectly any consulting, advisory, or other compensatory fee from the issuer; or

    (ii) Be an "interested person" of the investment company as defined in
         Section 2(a)(19) of the Act (15 U.S.C. 80a-2(a)(19)).

Ms. Marguerite A. Piret, an independent trustee, is such an audit committee financial expert.

    (3) If the registrant provides the disclosure required by paragraph (a)(1)
(ii) of this Item, it must explain why it does not have an audit committee financial expert.

Not applicable.


ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) Disclose, under the caption AUDIT FEES, the aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.

N/A

(b) Disclose, under the caption AUDIT-RELATED FEES, the aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported under paragraph (a) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

N/A


(c) Disclose, under the caption TAX FEES, the aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

N/A

(d) Disclose, under the caption ALL OTHER FEES, the aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through
(c) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

N/A

(e) (1) Disclose the audit committee's pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

 PIONEER FUNDS
            APPROVAL OF AUDIT, AUDIT-RELATED, TAX AND OTHER SERVICES
                       PROVIDED BY THE INDEPENDENT AUDITOR

                  SECTION I - POLICY PURPOSE AND APPLICABILITY

The Pioneer Funds recognize the importance of maintaining the independence of their outside auditors. Maintaining independence is a shared responsibility involving Amudi Pioneer Asset Management, Inc, the audit committee and the independent auditors.

The Funds recognize that a Fund's independent auditors: 1) possess knowledge of the Funds, 2) are able to incorporate certain services into the scope of the audit, thereby avoiding redundant work, cost and disruption of Fund personnel and processes, and 3) have expertise that has value to the Funds. As a result, there are situations where it is desirable to use the Fund's independent auditors for services in addition to the annual audit and where the potential for conflicts of interests are minimal. Consequently, this policy, which is intended to comply with Rule 210.2-01(C)(7), sets forth guidelines and procedures to be followed by the Funds when retaining the independent audit firm to perform audit, audit-related tax and other services under those circumstances, while also maintaining independence.

Approval of a service in accordance with this policy for a Fund shall also constitute approval for any other Fund whose pre-approval is required pursuant to Rule 210.2-01(c)(7)(ii).

In addition to the procedures set forth in this policy, any non-audit services that may be provided consistently with Rule 210.2-01 may be approved by the Audit Committee itself and any pre-approval that may be waived in accordance with Rule 210.2-01(c)(7)(i)(C) is hereby waived.

Selection of a Fund's independent auditors and their compensation shall be determined by the Audit Committee and shall not be subject to this policy.

                               SECTION II - POLICY

---------------- -------------------------------- -------------------------------------------------
SERVICE           SERVICE CATEGORY DESCRIPTION      SPECIFIC PRE-APPROVED SERVICE SUBCATEGORIES
CATEGORY
---------------- -------------------------------- -------------------------------------------------
I.  AUDIT        Services that are directly       o Accounting research assistance
SERVICES         related to performing the        o SEC consultation, registration
                 independent audit of the Funds     statements, and reporting
                                                  o Tax accrual related matters
                                                  o Implementation of new accounting
                                                    standards
                                                  o Compliance letters (e.g. rating agency
                                                    letters)
                                                  o Regulatory reviews and assistance
                                                    regarding financial matters
                                                  o Semi-annual reviews (if requested)
                                                  o Comfort letters for closed end
                                                    offerings
---------------- -------------------------------- -------------------------------------------------
II.              Services which are not           o AICPA attest and agreed-upon procedures
AUDIT-RELATED    prohibited under Rule            o Technology control assessments
SERVICES         210.2-01(C)(4) (the "Rule")      o Financial reporting control assessments
                 and are related extensions of    o Enterprise security architecture
                 the audit services support the     assessment
                 audit, or use the
                 knowledge/expertise gained
                 from the audit procedures as a
                 foundation to complete the
                 project.  In most cases, if
                 the Audit-Related Services are
                 not performed by the Audit
                 firm, the scope of the Audit
                 Services would likely
                 increase.  The Services are
                 typically well-defined and
                 governed by accounting
                 professional standards (AICPA,
                 SEC, etc.)
---------------- -------------------------------- -------------------------------------------------
 ------------------------------------- ------------------------------------
   AUDIT COMMITTEE APPROVAL POLICY               AUDIT COMMITTEE
                                                REPORTING POLICY
 ------------------------------------- ------------------------------------
 o "One-time" pre-approval             o A summary of all such
   for the audit period for all          services and related fees
   pre-approved specific service         reported at each regularly
   subcategories.  Approval of the       scheduled Audit Committee
   independent auditors as               meeting.
   auditors for a Fund shall
   constitute pre approval for
   these services.
 ------------------------------------- ------------------------------------
 o "One-time" pre-approval             o A summary of all such
   for the fund fiscal year within       services and related fees
   a specified dollar limit              (including comparison to
   for all pre-approved                  specified dollar limits)
   specific service subcategories        reported quarterly.

 o Specific approval is
   needed to exceed the
   pre-approved dollar limit for
   these services (see general
   Audit Committee approval policy
   below for details on obtaining
   specific approvals)

 o Specific approval is
   needed to use the Fund's
   auditors for Audit-Related
   Services not denoted as
   "pre-approved", or
   to add a specific service
   subcategory as "pre-approved"
 ------------------------------------- ------------------------------------

                     SECTION III - POLICY DETAIL, CONTINUED

----------------------- --------------------------- -----------------------------------------------
   SERVICE CATEGORY          SERVICE CATEGORY        SPECIFIC PRE-APPROVED SERVICE SUBCATEGORIES
                               DESCRIPTION
----------------------- --------------------------- -----------------------------------------------
III. TAX SERVICES       Services which are not      o Tax planning and support
                        prohibited by the Rule,     o Tax controversy assistance
                        if an officer of the Fund   o Tax compliance, tax returns, excise
                        determines that using the     tax returns and support
                        Fund's auditor to provide   o Tax opinions
                        these services creates
                        significant synergy in
                        the form of efficiency,
                        minimized disruption, or
                        the ability to maintain a
                        desired level of
                        confidentiality.
----------------------- --------------------------- -----------------------------------------------

------------------------------------- -------------------------
  AUDIT COMMITTEE APPROVAL POLICY         AUDIT COMMITTEE
                                          REPORTING POLICY
------------------------------------- -------------------------
------------------------------------- -------------------------
o "One-time" pre-approval             o A summary of
  for the fund fiscal  year             all such services and
  within a specified dollar limit       related fees
  				        (including comparison
  			                to specified dollar
  			                limits) reported
  			                quarterly.

o Specific approval is
  needed to exceed the
  pre-approved dollar limits for
  these services (see general
  Audit Committee approval policy
  below for details on obtaining
  specific approvals)

o Specific approval is
  needed to use the Fund's
  auditors for tax services not
  denoted as pre-approved, or to add a specific
  service subcategory as
  "pre-approved"
------------------------------------- -------------------------

                     SECTION III - POLICY DETAIL, CONTINUED

----------------------- --------------------------- -----------------------------------------------
   SERVICE CATEGORY          SERVICE CATEGORY        SPECIFIC PRE-APPROVED SERVICE SUBCATEGORIES
                               DESCRIPTION
----------------------- --------------------------- -----------------------------------------------
IV.  OTHER SERVICES     Services which are not      o Business Risk Management support
                        prohibited by the Rule,     o Other control and regulatory
A. SYNERGISTIC,         if an officer of the Fund     compliance projects
UNIQUE QUALIFICATIONS   determines that using the
                        Fund's auditor to provide
                        these services creates
                        significant synergy in
                        the form of efficiency,
                        minimized disruption,
                        the ability to maintain a
                        desired level of
                        confidentiality, or where
                        the Fund's auditors
                        posses unique or superior
                        qualifications to provide
                        these services, resulting
                        in superior value and
                        results for the Fund.
----------------------- --------------------------- -----------------------------------------------
--------------------------------------- ------------------------
    AUDIT COMMITTEE APPROVAL POLICY         AUDIT COMMITTEE
                                            REPORTING POLICY
------------------------------------- --------------------------
o "One-time" pre-approval             o A summary of
  for the fund fiscal year within       all such services and
  a specified dollar limit              related fees
  			               (including comparison
  			                to specified dollar
  				        limits) reported
                                        quarterly.
o Specific approval is
  needed to exceed the
  pre-approved dollar limits for
  these services (see general
  Audit Committee approval policy
  below for details on obtaining
  specific approvals)

o Specific approval is
  needed to use the Fund's
  auditors for "Synergistic" or
  "Unique Qualifications" Other
  Services not denoted as
  pre-approved to the left, or to
  add a specific service
  subcategory as "pre-approved"
------------------------------------- --------------------------

                     SECTION III - POLICY DETAIL, CONTINUED

----------------------- ------------------------- -----------------------------------------------
   SERVICE CATEGORY         SERVICE CATEGORY        SPECIFIC PROHIBITED SERVICE SUBCATEGORIES
                              DESCRIPTION
----------------------- ------------------------- -----------------------------------------------
PROHIBITED  SERVICES    Services which result     1. Bookkeeping or other services
                        in the auditors losing       related to the accounting records or
                        independence status          financial statements of the audit
                        under the Rule.              client*
                                                  2. Financial information systems design
                                                     and implementation*
                                                  3. Appraisal or valuation services,
                                                     fairness* opinions, or
                                                     contribution-in-kind reports
                                                  4. Actuarial services (i.e., setting
                                                     actuarial reserves versus actuarial
                                                     audit work)*
                                                  5. Internal audit outsourcing services*
                                                  6. Management functions or human
                                                     resources
                                                  7. Broker or dealer, investment
                                                     advisor, or investment banking services
                                                  8. Legal services and expert services
                                                     unrelated to the audit
                                                  9. Any other service that the Public
                                                     Company Accounting Oversight Board
                                                     determines, by regulation, is
                                                     impermissible
----------------------- ------------------------- -----------------------------------------------
------------------------------------------- ------------------------------
     AUDIT COMMITTEE APPROVAL POLICY               AUDIT COMMITTEE
                                                  REPORTING POLICY
------------------------------------------- ------------------------------
o These services are not to be              o A summary of all
  performed with the exception of the(*)      services and related
  services that may be permitted              fees reported at each
  if they would not be subject to audit       regularly scheduled
  procedures at the audit client (as          Audit Committee meeting
  defined in rule 2-01(f)(4)) level           will serve as continual
  the firm providing the service.             confirmation that has
  				              not provided any
                                              restricted services.
------------------------------------------- ------------------------------

--------------------------------------------------------------------------------
GENERAL AUDIT COMMITTEE APPROVAL POLICY:
o For all projects, the officers of the Funds and the Fund's auditors will each make an assessment to determine that any proposed projects will not impair independence.

o Potential services will be classified into the four non-restricted service categories and the "Approval of Audit, Audit-Related, Tax and Other Services" Policy above will be applied. Any services outside the specific pre-approved service subcategories set forth above must be specifically approved by the Audit Committee.

o At least quarterly, the Audit Committee shall review a report summarizing the services by service category, including fees, provided by the Audit firm as set forth in the above policy.

--------------------------------------------------------------------------------


    (2) Disclose the percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

N/A


(f) If greater than 50 percent, disclose the percentage of hours expended on the principal accountants engagement to audit the registrant's financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.

N/A

(g) Disclose the aggregate non-audit fees billed by the registrants accountant for services rendered to the registrant, and rendered to the registrants investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant.

N/A

(h) Disclose whether the registrants audit committee of the board of trustees has considered whether the provision of non-audit services that were rendered to the registrants investment adviser (not including any subadviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.

The Fund's audit committee of the Board of Trustees has considered whether the provision of non-audit services that were rendered to the Affiliates (as defined) that were not pre- approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS

(a) If the registrant is a listed issuer as defined in Rule 10A-3 under the Exchange Act (17 CFR 240.10A-3), state whether or not the registrant has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Exchange Act (15 U.S.C. 78c(a)(58)(A)).
If the registrant has such a committee, however designated, identify each committee member. If the entire board of directors is acting as the registrant's audit committee as specified in
Section 3(a)(58)(B) of the Exchange Act (15 U.S.C. 78c(a)(58)(B)), so state.

N/A

(b) If applicable, provide the disclosure required by Rule 10A-3(d) under the Exchange Act (17 CFR 240.10A-3(d)) regarding an exemption from the listing standards for audit committees.

N/A

ITEM 6. SCHEDULE OF INVESTMENTS.

File Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period as set forth in 210.1212 of Regulation S-X [17 CFR 210.12-12], unless the schedule is included as part of the report to shareholders filed under Item
1 of this Form.

Included in Item 1


ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR
CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

A closed-end management investment company that is filing an annual report on this Form N-CSR must, unless it invests exclusively in non-voting securities, describe the policies and procedures that it uses to determine how to vote proxies relating to portfolio securities, including the procedures that the company uses when a vote presents a conflict between the interests of its shareholders, on the one hand, and those of the company's investment adviser; principal underwriter; or any affiliated person (as defined in Section 2(a)(3) of the Investment Company Act of 1940 (15 U.S.C. 80a-2(a)(3)) and the rules thereunder) of the company, its investment adviser, or its principal underwriter, on the other. Include any policies and procedures of the company's investment adviser, or any other third party, that the company uses, or that are used on the company's behalf, to determine how to vote proxies relating to portfolio securities.

Not applicable to open-end management investment companies.



ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

(a) If the registrant is a closed-end management investment company that is filing an annual report on this Form N-CSR,provide the following information:
(1) State the name, title, and length of service of the person or persons employed by or associated with the registrant or an investment adviser of the registrant who are primarily responsible for the day-to-day management of the registrant's portfolio ("Portfolio Manager"). Also state each Portfolio Manager's business experience during the past 5 years.


Not applicable to open-end management investment companies.


ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT
INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

(a) If the registrant is a closed-end management investment company, in the following tabular format, provide the information specified in paragraph (b) of this Item with respect to any purchase made by or on behalf of the registrant or any affiliated purchaser, as defined in Rule 10b-18(a)(3) under the Exchange Act (17 CFR 240.10b-18(a)(3)), of shares or other units of any class of the registrant's equity securities that is registered by the registrant pursuant to Section 12 of the Exchange Act (15 U.S.C. 781).

Not applicable to open-end management investment companies.


ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Describe any material changes to the procedures by which shareholders may recommend nominees to the registrant's board of directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-R(17 CFR 229.407)(as required by Item 22(b)(15)) of Schedule 14A (17 CFR 240.14a-101), or this Item.


There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant's board of directors since the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-R of Schedule 14(A) in its definitive proxy statement, or this item.


ITEM 11. CONTROLS AND PROCEDURES.

(a) Disclose the conclusions of the registrant's principal executive and principal financials officers, or persons performing similar functions, regarding the effectiveness of the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Act (17 CFR 270.30a-3(c))) as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the Act (17 CFR 270.30(a)-3(b) and Rules 13a-15(b) or 15d-15(b)
under the Exchange Act (17 CFR 240.13a-15(b) or 240.15d-15(b)).

The registrant's principal executive officer and principal financial officer have concluded that the registrant's disclosure controls and procedures are effective based on the evaluation of these controls and procedures as of a date within 90 days of the filing date of this report.


(b) Disclose any change in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17CFR 270.30a-3(d)) that occured during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

There were no significant changes in the registrant's internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

The registrant's principal executive officer and principal financial officer, however, voluntarily are reporting the following information:

In August of 2006 the registrant's investment adviser enhanced its internal procedures for reporting performance information required to be included in prospectuses.
Those enhancements involved additional internal controls over the appropriateness of performance data generated for this purpose. Such enhancements were made following an internal review which identified prospectuses relating to certain classes of shares of a limited number of registrants where, inadvertently, performance information not reflecting the deduction of applicable sales charges was included. Those prospectuses were revised, and the revised prospectuses were distributed to shareholders.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

(a) If the registrant is a closed-end management investment company, provide the following dollar amounts of income and compensation related to the securities lending activities of the registrant during its most recent fiscal year:

N/A

(1) Gross income from securities lending activities;

N/A

(2) All fees and/or compensation for each of the following securities lending activities and related services: any share of revenue generated by the securities lending program paid to the securities lending agent(s) (revenue split); fees paid for cash collateral management services (including fees deducted from a pooled cash collateral reinvestment vehicle) that are not included in the revenue split; administrative fees that are not included in the revenue split; fees for indemnification that are not included in the revenue split; rebates paid to borrowers; and any other fees relating to the securities lending program that are not included in the revenue split, including a description of those other fees;

N/A

(3) The aggregate fees/compensation disclosed pursuant to paragraph (2); and

N/A

(4) Net income from securities lending activities (i.e., the dollar amount in paragraph (1) minus the dollar amount in paragraph (3)).

If a fee for a service is included in the revenue split, state that the fee is included in the revenue split.

N/A

(b) If the registrant is a closed-end management investment company, describe the services provided to the registrant by the securities lending agent in the registrants most recent fiscal year.

N/A


ITEM 13. EXHIBITS.

(a) File the exhibits listed below as part of this Form. Letter or number the exhibits in the sequence indicated.

(1) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit.



(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2(a)) , exactly as set forth below:

Filed herewith.

                                   SIGNATURES

                          [See General Instruction F]


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


(Registrant) Pioneer High Yield Fund


By (Signature and Title)* /s/ Lisa M. Jones
Lisa M. Jones, President & Chief Executive Officer

Date June 28, 2018


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By (Signature and Title)* /s/ Lisa M. Jones
Lisa M. Jones, President & Chief Executive Officer

Date June 28, 2018


By (Signature and Title)* /s/ Mark E. Bradley
Mark E. Bradley, Treasurer & Chief Accounting & Financial Officer

Date June 28, 2018

* Print the name and title of each signing officer under his or her signature.